                                                              [undiscovered
                                                              managers(TM) LOGO]


UNDISCOVERED MANAGERS FUNDS



ANNUAL REPORT


Undiscovered Managers
Behavioral Growth Fund

Undiscovered Managers
Behavioral Value Fund

Undiscovered Managers
Behavioral Long/Short Fund

Undiscovered Managers
REIT Fund

Undiscovered Managers
Special Small Cap Fund

Undiscovered Managers
Small Cap Value Fund

Undiscovered Managers
Hidden Value Fund

Undiscovered Managers
All Cap Value Fund

Undiscovered Managers
Core Equity Fund

UM International Small Cap Equity Fund

UM International Equity Fund



2000

                                                              [undiscovered
                                                              managers(TM) LOGO]


                               INVESTMENT ADVISER
                           Undiscovered Managers, LLC
                       700 North Pearl Street, Suite 1700
                               Dallas, Texas 75201

                                   DISTRIBUTOR
                          Provident Distributors, Inc.
                               3200 Horizon Drive
                            King of Prussia, PA 19406

                                  LEGAL COUNSEL
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110

                                 TRANSFER AGENT
                                    PFPC Inc.
                               4400 Computer Drive
                        Westborough, Massachusetts 01581

                              INDEPENDENT AUDITORS
                              Deloitte & Touche LLP
                           Two World Financial Center
                            New York, New York 10281

                                   CUSTODIANS
                              The Bank of New York
                                 48 Wall Street
                            New York, New York 10286

                             Custodial Trust Company
                               101 Carnegie Center
                           Princeton, New Jersey 08540

The report and the financial statements contained herein are submitted for the general information of the share holders of Undiscovered Managers Funds. The report is not authorized for distribution to prospective investors in Undiscovered Managers Funds unless preceded or accompanied by the current prospectus.

                                                              [undiscovered
                                                              managers(TM) LOGO]


Enclosed please find a copy of our third annual report, which details a period of significant growth in our funds, our company and our commitment to maintain the manner in which we manage our clients' money.

The market continued its general upward trend during the past 12 months, with all major domestic benchmarks reporting positive performance. But significant upheaval reigned from March to May, providing a brief opportunity to see how our funds reacted during a down market.

The discipline of our sub-advisors was rewarded. Eight of our 11 funds outperformed their respective benchmarks during those two months, helping them continue their strong performance overall. As of August 31st, 2000, seven of our funds had outperformed their respective benchmarks since their inception.

As a result of the sub-advisors' discipline, the continued support of the shareholders and the efforts of our employees, total assets in the funds increased from $189 million to $458 million during the fiscal year. Our seven original funds will receive Morningstar ratings in early 2001, and we are also taking steps to add several new funds to our family in the future.

This report includes financial statements for the funds during the past year and includes a list of the securities owned in each of the Funds' portfolios as of August 31, 2000. You will also find commentaries on the funds by each of their respective sub-advisors, as well as an opinion from the funds' auditors, Deloitte & Touche LLP.

Thank you for your continued interest and participation. If you have any questions about this report or about the Funds, please do not hesitate to call us at (888)-242-3514.

Sincerely,

/s/ MARK P. HURLEY
Mark P. Hurley
President and Chief Executive Officer
Undiscovered Managers, LLC

[PICTURE]

BEHAVIORAL GROWTH FUND                                        [undiscovered
                                                              managers(TM) LOGO]



                                    [CHART]


Past performance is not predictive of future performance.

The performance of the Fund's other classes would have been lower than the Fund's Institutional Class performance shown since the Investor Class and the C Class have higher expenses than the Institutional Class and the C Class is subject to sales charges.

              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/00




                                                        BEHAVIORAL GROWTH                        RUSSELL 2500
                                                               FUND                              GROWTH INDEX
                                                        ------------------                       ------------
                                                                              ONE YEAR

Institutional Class                                          42.19%                                 56.13%
Investor Class                                               41.76%                                    --
C Class                                                      40.77%                                    --
   With 2.00% maximum sales load(1)                          37.95%                                    --

                                                                           SINCE INCEPTION

Institutional Class (Inception date: 12/31/97)               39.57%                                 24.78%
Investor Class (Inception date: 7/31/98)                     41.08%                                 31.90%
   C Class (Inception date: 6/21/99)                         43.67%                                 44.83%
   With 2.00% maximum sales load(1)                          40.80%                                    --

(1) Includes 1.00% front-end load and 1.00% contingent deferred sales charge for shares sold in less than 18 months.

-------------------
1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell 2500 Growth Index is an unmanaged index. An individual cannot invest directly in any index.

The illustration above compares a $10,000 investment made in Institutional Class shares of a Fund on the date of the commencement of investment operations of such Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of distributions. Total return information provided for the period beginning with the commencement of investment operations of a Fund through 8/31/00. Past performance cannot predict future results. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Fund's Investment Advisor. Absent these expense limitations and waivers, performance results would have been lower. Each index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

BEHAVIORAL GROWTH FUND                                        [undiscovered
                                                              managers(TM) LOGO]

PORTFOLIO COMMENTARY

The Behavioral Growth Fund underperformed during the fiscal year due to lack of larger bio-technology/genomic names in the portfolio, which are driving the mid-cap indexes relative to small-cap indexes. These stocks, for the most part, do not have earnings and therefore are not included in our universe of potential securities.

Growth stocks did suffer a massive, but temporary correction in March and April that impacted many of the funds and benchmarks. Our outperformance in this time period relative to the Russell 2500 Growth Index is due to our stock selection process that does not emphasize the typical growth fund stocks. The Fund continues to outperform its benchmark by a wide margin since its inception on December 31, 1997.

PURCHASES

Aurora Biosciences Corporation (ABSC) - This provider of customized drug discovery services was bought after a 265% earnings surprise in the company's fiscal year second quarter. The company is realizing growth opportunities from collaborations with a number of major drug companies.

Oakley Inc. (OO) - The trendy producer of sunglasses and shoes was purchased after a second quarter surprise was reported. The company is seeing increasing demand for sunglasses and the company's shoe business is now profitable and winning placements in major shoe retailers.

Wireless Facilities Inc. (WFII) - This company provides outsourced services related to planning, design, and deployment of wireless networks. The company reported a large surprise in its fiscal year second quarter as demand for wireless services continues to grow.

SALES

AutoDesk Inc. (ADSK) - This position was sold after the company gave lower guidance on sales and earnings.

BJ Services Company (BJS) - This stock was sold after the company reported earnings in line with expectations.

Jones Pharma (JMED) - This stock was sold when it was announced that it was going to be acquired by King Pharmaceuticals.

BEHAVIORAL VALUE FUND                                         [undiscovered
                                                              managers(TM) LOGO]



                                    [CHART]


Past performance is not predictive of future performance.


              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/00



                                                             BEHAVIORAL VALUE        RUSSELL 2000
                                                                  FUND               VALUE INDEX
                                                             ----------------        ------------

                                                                         ONE YEAR

Institutional Class                                              35.99%                13.70%
   With 1.00% redemption fee (1)                                 34.63%                   --


                                                                       SINCE INCEPTION

Institutional Class (Inception date: 12/28/98)                   34.57%                 9.52%
   With 1.00% redemption fee (1)                                 33.22%                   --

(1) Includes 1.00% redemption fee for shares sold in less than one year.

-----------------------
1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell 2000 Value Index is an unmanaged index. An individual cannot invest directly in any index.

The illustration above compares a $10,000 investment made in Institutional Class shares of a Fund on the date of the commencement of investment operations of such Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of distributions. Total return information provided for the period beginning with the commencement of investment operations of a Fund through 8/31/00. Past performance cannot predict future results. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Fund's Investment Advisor. Absent these expense limitations and waivers, performance results would have been lower. Each index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

BEHAVIORAL VALUE FUND                                         [undiscovered
                                                              managers(TM) LOGO]


PORTFOLIO COMMENTARY

The Behavioral Value Fund significantly outperformed its benchmark index of small-cap value stocks, the Russell 2000 Value Index, in the past fiscal year, returning 35.99% while the index returned 13.70%. In general, the Fund has had tendencies to approximately keep pace with the Index in strong periods of performance for the overall value sector, as was the case during the last fiscal quarter, and has had tendencies to have stronger relative performance in weaker periods, as was the case in 1999 and the first six months of 2000. This strong performance was due in part to a focus on value stocks that are not simply selling at discounts to the market and their sectors with respect to valuation, but which also have catalysts in their businesses which we believe are likely to lead to significant improvement in operating fundamentals and stock prices.

PURCHASES

Epicor Software Corporation (EPIC) - was bought because of its successful efforts to reduce operating costs and restructure its operations to reach cash flow breakeven and weather the ongoing slump in the Enterprise Resource Planning ("ERP") software sector. Epicor has been able at the same time to significantly upgrade the quality of its offerings to include internet and E-business capabilities and new modules to fill out its product suite. In addition, the company is improving its cash flow through improved collection efforts and receivables management. We expect the company should have tremendous operating leverage when the ERP sector does begin to recover.

Griffon Corporation (GFF) - this diversified manufacturer was bought because of the combination of cost reduction efforts in its core garage door business and new contract wins in its plastic films segment, as well as the potential for its telecommunications segment to begin to grow outside of its legacy defense sector presence. The company has the benefit of riding the coattails of Proctor & Gamble as its largest customer in the plastic films business expands in Europe, at the same time that Griffon pushes to overcome the slowing in garage doors that has accompanied a slowdown in new housing starts here in the United States.

SALES

Hibernia Corporation (HIB) - was sold as a result of poor quality asset management in its banking operations. Large corporate loans made by its syndicated loan segment have continued to lead to deterioration of its balance sheet and impact the outlook for future earnings. In addition, the company failed to follow through on its pledges for stock repurchases or to seek a merger partner to increase shareholder value.

BEHAVIORAL LONG/SHORT FUND                                    [undiscovered
                                                              managers(TM) LOGO]



                                    [CHART]

Past performance is not predictive of future performance.



              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/00


                                                            BEHAVIORAL               SALOMON BROTHERS
                                                          LONG/SHORT FUND      3-MONTH TREASURY BILL INDEX
                                                          ---------------      ----------------------------

                                                                        ONE YEAR

Institutional Class                                         (2.05)%                        5.22%
   With 1.00% redemption fee(1)                             (3.03)%                          --

                                                                      SINCE INCEPTION

Institutional Class (Inception date: 12/28/98)              (0.29)%                        4.95%
   With 1.00% redemption fee(1)                             (1.29)%                          --


(1) Includes 1.00% redemption fee for shares sold in less than one year.

----------------
1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Salomon Brothers 3-Month Treasury Bill Index is an unmanaged index. An individual cannot invest directly in any index.

The illustration above compares a $10,000 investment made in Institutional Class shares of a Fund on the date of the commencement of investment operations of such Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of distributions. Total return information provided for the period beginning with the commencement of investment operations of a Fund through 8/31/00. Past performance cannot predict future results. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Fund's Investment Advisor. Absent these expense limitations and waivers, performance results would have been lower. Each index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

BEHAVIORAL LONG/SHORT FUND                                    [undiscovered
                                                              managers(TM) LOGO]


PORTFOLIO COMMENTARY

Market conditions during the past quarter and much of the past fiscal year have been difficult for the Behavioral Long/Short Fund. The primary reason for this is that large-cap growth stocks have strongly outperformed large-cap value stocks. As an example, the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by more than 10% during the quarter ended August 31, 2000 and by more than 29% during the year.

Because the Fund has a slight bias toward value, its performance was negative during the quarter ended August 31, 2000 and the year. The Fund did post positive returns in March and April, during the market correction, which can be accounted for by the Fund's short positions.

During the year, we transitioned the Fund to more of a risk controlled approach. This approach involves selecting long/short pairs of stocks from within the same industry and with similar market caps.

PURCHASE AND SALE PAIRS INITIATED

Beckman Coulter Inc. (BEC) and Cytyc Corporation (CYTC) - One trade we initiated during the quarter August 31, 2000 was to sell short Cytyc Corporation, and buy long Beckman Coulter. Cytyc manufactures and sells a pap-smear system, and was subject to high expectations, high valuation, insider selling and growing competition. In contrast Beckman manufactures a variety of laboratory products, and was given low expectations and valuations, despite small positive earnings surprises. To date, the Fund has made positive returns from both sides of this trade.

Sears Roebuck and Co. (S) and JC Penney Company Inc. (JCP) - We initiated a pair consisting of a long position in Sears and a short position in JC Penney. Sears pre-announced better than expected positive results driven by fewer markdowns at department stores as well as improving credit card business. In contrast, JC Penney had recent negative estimate revisions, and was also trading at a premium to Sears.

PURCHASE AND SALE PAIRS TERMINATED

BMC Software Inc. (BMCS) and Computer Associates International Inc. (CA) - One trade we terminated during the year was short BMCS and long Computer Associates. This was done after Computer Associates preannounced that it would miss earnings expectations. Subsequently, we have shorted Computer Associates and bought Rational Software, which positively surprised.

REIT FUND                                                     [undiscovered
                                                              managers(TM) LOGO]


                                    [CHART]

Past performance is not predictive of future performance.

The performance of the Fund's other classes would have been lower than the Fund's Institutional Class performance shown since the Investor Class and the C Class have higher expenses than the Institutional Class and the C Class is subject to sales charges.

              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/00


                                                                                     MORGAN STANLEY
                                                            REIT FUND                  REIT INDEX
                                                            ---------                --------------
                                                                        ONE YEAR

Institutional Class                                          17.18%                      12.71%
Investor Class                                               16.77%                         --
C Class                                                      16.06%                         --
   With 2.00% maximum sales load(1)                          13.74%                         --

                                                                     SINCE INCEPTION

Institutional Class (Inception date: 1/1/98)                  2.78%                      (2.30)%
Investor Class (Inception date: 3/24/99)                     19.29%                      14.75%
C Class (Inception date: 8/3/99)                             14.64%                      11.16%
   With 2.00% maximum sales load(1)                          12.35%                         --



(1) Includes 1.00% front-end load and 1.00% contingent deferred sales charge for shares sold in less than 18 months.

----------
1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Morgan Stanley REIT Index is an unmanaged index. An individual cannot invest directly in any index.

The illustration above compares a $10,000 investment made in Institutional Class shares of a Fund on the date of the commencement of investment operations of such Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of distributions. Total return information provided for the period beginning with the commencement of investment operations of a Fund through 8/31/00. Past performance cannot predict future results. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Fund's Investment Advisor. Absent these expense limitations and waivers, performance results would have been lower. Each index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

REIT FUND                                                     [undiscovered
                                                              managers(TM) LOGO]

PORTFOLIO COMMENTARY

Despite recent signs of slowing in response to actions of the Federal Reserve Board, the U.S. economy has continued to demonstrate surprising strength this year. This has helped to absorb substantial supplies of new product in virtually all real estate sectors, and has even created space shortages in selected markets. As a result, occupancy rates remain high and same-property cash flow growth has been easily exceeding inflation. While we can expect to see slightly higher vacancy rates in the months ahead as the economy and employment growth slow down a bit, we believe that this will be largely offset by a lower volume of deliveries of new space, as speculative developments remain modest; we believe that this will have a moderating impact on the slowing of REITs' cash flow growth which should stabilize at a 7% -8% growth rate.

Relatively large positions in Spieker Properties and Boston Properties helped the Fund to generate good relative and absolute returns. The REIT stock rally, which began in March, can be attributed to the ridiculously low pricing of the stocks at the end of 1999, as well as the desire of many investors to escape from the volatility and high valuations of many tech stocks and to focus on companies such as REITs which offer stable cash flows and high dividend yields. Healthy real estate markets and strong cash flow growth have also encouraged new investments in this sector. It's also been helpful that the REITs seem to be in no hurry to raise additional equity at presently-prevailing prices. REIT stock prices are still, on average, selling at discounts to their estimated net asset values.

Undiscovered Managers REIT Fund continues to focus on those REITs where management understands how to create shareholder value, where asset quality is high and in which the balance sheet remains strong. We continue to believe that focusing on the strongest and best-managed companies, when available at attractive prices, will provide the best long-term total returns to shareholders on a risk-adjusted basis.

PURCHASES

CenterPoint Properties Corporation (CNT) - During the last fiscal quarter the Fund bought a 2% position in CenterPoint Properties, which is the largest owner of industrial properties in the Greater Chicago area. CenterPoint has developed a very impressive track record of creating value for shareholders by virtue of its extensive knowledge of its local markets and its ability and willingness to harvest profits on properties which have reached their potential and using the proceeds for more lucrative opportunities. The most recent project -- the Joliet Arsenal redevelopment -- is likely to create $7-8 per share in value for its shareholders.

SALES

On the sell side, we eliminated our position in Prentiss Properties due to its announced merger with Mack-Cali Realty. Prentiss agreed to be acquired for stock in Mack-Cali, but without offering its shareholders any downside protection; the proposed deal has not been well-received and the shares of both companies were hammered. We have since re-taken a small position in Prentiss, as we believe that the merger will be rejected - which should cause the stock to move close to its estimated asset value of $29.

Nationwide Health Properties (NHP) - The Fund eliminated its position in Nationwide Health Properties during the quarter ended August 31, 2000. While we believe that it's likely that the worst has been seen in the healthcare sector following the bankruptcy of four of the six largest operators of skilled nursing homes, we also believe that cash flow growth for the owners of these facilities will be difficult. This is due to their very high cost of equity capital, their existing debt leverage and the fact that very few of the leases provide for any meaningful rental growth. The shares of these companies, including Nationwide, are essentially bond proxies and, while we have the utmost faith in the integrity and capability of Nationwide's seasoned management team, we have reluctantly concluded that the yield alone would be insufficient to generate the kinds of total returns which are available elsewhere in the REIT sector on a similar-risk basis.

SPECIAL SMALL CAP FUND                                        [undiscovered
                                                              managers(TM) LOGO]




                                    [CHART]

Past performance is not predictive of future performance.


              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/00


                                                               SPECIAL SMALL      RUSSELL 2000
                                                                 CAP FUND            INDEX
                                                               -------------      ------------

                                                                         ONE YEAR

Institutional Class                                              9.82%               27.15%

                                                                      SINCE INCEPTION

Institutional Class (Inception date: 12/30/97)                   4.59%               10.31%


----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell 2000 Index is an unmanaged index. An individual cannot invest directly in any index.

The illustration above compares a $10,000 investment made in Institutional Class shares of a Fund on the date of the commencement of investment operations of such Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of distributions. Total return information provided for the period beginning with the commencement of investment operations of a Fund through 8/31/00. Past performance cannot predict future results. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Fund's Investment Advisor. Absent these expense limitations and waivers, performance results would have been lower. Each index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

SPECIAL SMALL CAP FUND                                        [undiscovered
                                                              managers(TM) LOGO]


PORTFOLIO COMMENTARY

The Special Small Cap Fund finished the fiscal year with a solid quarter, gaining almost 5%. Growth stocks led the Russell 2000 Index to a gain of 13.25% in the August 31st quarter, not quite offsetting the 17.33% loss in the previous fiscal quarter. In contrast, our performance was a consistent positive 4% to 5% in each period. The Fund returned 9.82% for the twelve month period ended August 31, 2000 versus the Fund's benchmark, the Russell 2000 Index which returned 27.15%. Our portfolio seems to have very low correlation with overall stock market moves, which should work in our favor when the current excesses are eventually wrung out of the technology sector. We are continuing to find some good values, although the opportunities are not as numerous as they were in the March/April timeframe.

PURCHASES

Interstate Bakeries Corporation (IBC) - This company has spent the past year working through labor difficulties and an extended start-up of a new facility. These problems have been mostly resolved, and Interstate is forecasting improved margins in fiscal year 2001 (May). Noted brand names are Hostess, Dolly Madison, and Wonder Bread. Interstate recently repurchased a large block of its stock from Ralston Purina, which had been overhanging the market.

Wisconsin Central Transportation Corporation (WCLX) - This regional railroad operator has made several substantial overseas transportation investments. Initial efforts to improve railroad efficiency in Great Britain have been much more difficult than anticipated, contributing to a 75% stock price decline. Additionally, service disruptions resulting from CSX-Conrail combination have hurt domestic earnings. Management is aggressively repurchasing stock at current prices (approximately 9 times the $1.40 in earnings expected in 2001).

SALES

Justin Industries (JSTN) - Justin was acquired by Berkshire Hathaway at $22 per share.

Varian, Inc. (VARI) - This spin-off from Varian Associates performed spectacularly well since its debut near $10 in early 1999. Our sell discipline was triggered when insiders sold this year as the stock approached $40.

Varian Medical Systems (VAR) - This stock was also a strong performer after its spin-off from Varian Associates. Varian Medical's recent acquisition of IMPAC Medical Systems for stock triggered our sell discipline.

SMALL CAP VALUE FUND                                          [undiscovered
                                                              managers(TM) LOGO]


                                    [CHART]

Past performance is not predictive of future performance.

The performance of the Fund's other classes would have been lower than the Fund's Institutional Class performance shown since the Investor Class and the C Class have higher expenses than the Institutional Class and the C Class is subject to sales charges.

              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/00



                                                            SMALL CAP       RUSSELL 2000   RUSSELL 2000
                                                           VALUE FUND          INDEX       VALUE INDEX
                                                           ----------       ------------   ------------

                                                                             ONE YEAR

Institutional Class                                          12.08%           27.15%        13.70%
Investor Class                                               11.65%              --            --
C Class                                                      10.91%              --            --
   With 2.00% maximum sales load(1)                           8.69%              --            --

                                                                         SINCE INCEPTION


Institutional Class (Inception date: 12/30/97)                7.76%           10.31%         2.58%
Investor Class (Inception date: 7/31/98)                      5.93%           12.82%         3.39%
C Class (Inception date: 6/21/99)                             6.75%           18.48%         7.42%
   With 2.00% maximum sales load(1)                           4.62%              --            --

(1) Includes 1.00% front-end load and 1.00% contingent deferred sales charge for shares sold in less than 18 months.

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell 2000 Index and the Russell 2000 Value Index are unmanaged indices. An individual cannot invest directly in any index. The Fund changed its benchmark from the Russell 2000 Index to the Russell 2000 Value Index because it better represents the Fund's investment holdings.

The illustration above compares a $10,000 investment made in Institutional Class shares of a Fund on the date of the commencement of investment operations of such Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of distributions. Total return information provided for the period beginning with the commencement of investment operations of a Fund through 8/31/00. Past performance cannot predict future results. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Fund's Investment Advisor. Absent these expense limitations and waivers, performance results would have been lower. Each index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

SMALL CAP VALUE FUND                                          [undiscovered
                                                              managers(TM) LOGO]

PORTFOLIO COMMENTARY

The fiscal year ended with a combination of higher interest rates and higher energy prices that worked together to dampen economic growth. This had a negative effect on certain sectors of the economy, particularly capital spending and consumer goods and services. However, our asset class (Small Cap Value) is overweighed in energy and financial issues that benefited from this environment and so the sector was very strong. Going forward we think conditions are improving for both the broad market and our asset class.

During the fiscal year we underperformed our benchmark. As we mentioned above, financial and energy sectors were strong while consumer sectors were weak. Unfortunately, we were overweighed in consumer sectors and underweighed in financials and this produced the underperformance.

PURCHASES

Rayovac Corporation (ROV) - During the quarter ended August 31, 2000, we purchased a position in the nation's third largest battery company. Nationwide the demand for batteries is skyrocketing as hand held electronic devices become more and more prevalent. Rayovac is number one in discount batteries, which are growing faster than full priced batteries. Despite this improvement in demand for its product, Rayovac sells at a very low P/E multiple.

Houghton Mifflin Company (HTM) - We purchased shares in this elementary and high school textbook publisher since we believe textbook purchases in some key states will generate strong earnings acceleration over the next few years.

Diebold Inc. (DBD) - This is the nation's largest Automatic Teller Machine ("ATM") manufacturer. As banks prepare to compete in the fast growing e-commerce business, they must upgrade the functionality of their ATM machines. This creates a terrific growth opportunity for Diebold. As well, Latin America and Europe are growth markets for ATMs and Diebold has been expanding rapidly in these areas. Despite these opportunities, Diebold sells at only 11 times this year's earnings, which is less than half the average market P/E multiple.

SALES

Pacific Gulf Properties Inc. (PAG) - This company was sold when the assets were acquired by a larger organization.

HIDDEN VALUE FUND                                             [undiscovered
                                                              managers(TM) LOGO]

                                    [CHART]

Past performance is not predictive of future performance.

The performance of the Fund's Investor Class would have been lower than the Fund's Institutional Class performance shown since the Investor Class has higher expenses than the Institutional Class.


              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/00



                                                               HIDDEN VALUE   RUSSELL MIDCAP
                                                                  FUND          VALUE INDEX
                                                               ------------   --------------

                                                                        ONE YEAR

Institutional Class                                               5.99%           6.26%
Investor Class                                                    5.71%             --

                                                                     SINCE INCEPTION

Institutional Class (Inception date: 12/31/97)                    2.81%           5.03%
Investor Class (Inception date: 7/31/98)                          5.07%           4.56%

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell Midcap Value Index is an unmanaged index. An individual cannot invest directly in any index.

The illustration above compares a $10,000 investment made in Institutional Class shares of a Fund on the date of the commencement of investment operations of such Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of distributions. Total return information provided for the period beginning with the commencement of investment operations of a Fund through 8/31/00. Past performance cannot predict future results. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Fund's Investment Advisor. Absent these expense limitations and waivers, performance results would have been lower. Each index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

HIDDEN VALUE FUND                                             [undiscovered
                                                              managers(TM) LOGO]

PORTFOLIO COMMENTARY

The end of the fiscal year witnessed a combination of higher interest rates and higher energy prices that worked together to dampen economic growth. This had a negative effect on certain sectors of the economy, particularly capital spending and consumer goods and services. However, our asset class (Midcap Value) is overweighed in energy and financial issues that benefited from this environment and so the sector was very strong. Going forward we think conditions are improving for both the broad market and our asset class.

During the fiscal year we slightly underperformed our benchmark, the Russell Midcap Value Index. As we mentioned above, financial and energy sectors were strong while consumer sectors were weak. Unfortunately, we were overweighed in consumer sectors and underweighed in financials and this produced the underperformance.

PURCHASES

Outback Steakhouse Inc. (OSI) - We purchased stock in the nation's premier upper/mid-priced restaurant chain. Despite it's large size, Outback has defied the skeptics and continued to grow at a better than 15% annual rate. Also, unlike most restaurant chains, Outback is a generator of significant free cash. Despite these positive factors, we were able to purchase Outback at less than half the market P/E.

Hasbro Inc. (HAS) - We purchased shares in Hasbro, the largest toy company in the U.S. Hasbro's earnings are meeting expectations although the stock had moved down in sympathy with Mattel, which is trying to cope with a poor acquisition and senior management turmoil. We also believe Hasbro's Internet initiative will enhance its position on a global basis.

Compuware Corporation (CPWR) - Compuware is a fast growing company in the system software and data processing business. This company has grown at an annual rate in excess of 30%. Yet we were able to purchase this stock at less than 15 times earnings. Most technology companies have P/Es that are two to three times their growth rates, yet Compuware has a P/E of less than half its growth rate.

SALES

Young & Rubicam (YNR) - We sold this position because the company was acquired by a large organization.

Sovereign Bancorp Incorporated (SVRN) - This company was sold because it had become a high risk holding due to its aggressive debt-laden expansion into New England.

ALL CAP VALUE FUND                                            [undiscovered
                                                              managers(TM) LOGO]


                                    [CHART]

Past performance is not predictive of future performance.

The performance of the Fund's C Class would have been lower than the Fund's Institutional Class performance shown since the C Class has higher expenses than the Institutional Class and is subject to sales charges.

              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/00


                                                            ALL CAP              RUSSELL 1000
                                                          VALUE FUND              VALUE INDEX
                                                          ----------             ------------
                                                                        ONE YEAR

Institutional Class                                           2.79%                   4.15%
C Class                                                       1.72%                     --
   With 2.00% maximum sales load(1)                         (0.31)%                     --

                                                                    SINCE INCEPTION

Institutional Class (Inception date: 12/31/97)                9.50%                   9.47%
C Class (Inception date: 5/27/99)                           (0.05)%                  (0.51)%
   With 2.00% maximum sales load(1)                         (2.05)%                     --



(1) Includes 1.00% front-end load and 1.00% contingent deferred sales charge for shares sold in less than 18 months.

--------------------
1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell 1000 Value Index is an unmanaged index. An individual cannot invest directly in any index.

The illustration above compares a $10,000 investment made in Institutional Class shares of a Fund on the date of the commencement of investment operations of such Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of distributions. Total return information provided for the period beginning with the commencement of investment operations of a Fund through 8/31/00. Past performance cannot predict future results. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Fund's Investment Advisor. Absent these expense limitations and waivers, performance results would have been lower. Each index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

ALL CAP VALUE FUND                                            [undiscovered
                                                              managers(TM) LOGO]

PORTFOLIO COMMENTARY

Most investors spent the summer months speculating whether or not the Federal Reserve Board would raise interest rates one more time at their August meeting prior to election season. This uncertainty kept pressure on all types of interest-rate sensitive stocks - financials, consumer cyclicals, late-cycle capital goods. In other words, value stocks.

In spite of the fact that the S&P 500 and the NASDAQ indexes continued to outperform most value approaches, the market feels as if it is undergoing the volatility one might expect in a sea-change shift in sentiment. In this case, a shift away from the Nifty-Fifty mentality that has held sway for so long and towards a more realistic earnings, cash flow, and valuation-based mentality. Early September returns confirm this hunch. Although we do not expect investing to be easy over the next twelve months, we expect it to be more sensible, which makes our job easier!

The All Cap Value Fund slightly underperformed the Russell 1000 Value Index during this fiscal period. The majority of the underperformance came during the first fiscal quarter, when the Fund's technology stocks performed poorly. During the final three quarters, the Fund performed virtually in line with the index.

PURCHASES

Banc One Corporation (ONE) - Jamie Dimon, once Sandy Weill's protege at Citigroup, has assumed the CEO position at troubled Banc One. Following a decade of acquisitions, Banc One had lost its executional focus and its competitive edge. While the stock rebounded upon the announcement of Dimon's appointment, it subsequently drifted lower while the new CEO spent his first six months assessing the damage and not communicating much to the Street. Our purchase was driven by the combination of low-risk valuation levels and our positive reaction to the early changes Dimon has made to the management structure (particularly the Board composition), his grasp of the executional details, and his own personal investment of $5 million into the common stock.

The Boeing Company (BA) - Having been out of Boeing since the first quarter of 1998, we recently bought it back again for several reasons. First and foremost, we felt that Debbie Hopkins, in her brief stay as Chief Financial Officer, had a lasting impact on Boeing's business model. Having historically been a sales-force driven company, with the stock price reacting primarily to backlog, Ms. Hopkins introduced the concept of profitability and efficiency to a company that clearly needed to change its focus. Second, the stock has languished for almost three years, and is ripe for renewed interest. At current levels, we believe the stock has 25-50% upside, which could come quickly should there be some good news in terms of aircraft sales, but more likely will come slowly as Boeing proves its profitability is more predictable over the next 18 to 24 months.

CORE EQUITY FUND                                              [undiscovered
                                                              managers(TM) LOGO]


                                    [CHART]

Past performance is not predictive of future performance.

The performance of the Fund's other classes would have been lower than the Fund's Institutional Class performance shown since the Investor Class and the C Class have higher expenses than the Institutional Class and the C Class is subject to sales charges.

              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/00



                                                          CORE EQUITY                  RUSSELL 1000
                                                              FUND                         INDEX
                                                          -----------                  ------------
                                                                         ONE YEAR

Institutional Class                                         (2.67)%                        20.14%
Investor Class                                              (3.02)%                           --
C Class                                                     (3.58)%                           --
   With 2.00% maximum sales load(1)                         (5.51)%                           --

                                                                      SINCE INCEPTION

Institutional Class (Inception date: 12/31/97)               7.10%                         20.31%
Investor Class (Inception date: 7/31/98)                     0.59%                         17.43%
C Class (Inception date: 8/31/99)                           (3.58)%                        19.77%
   With 2.00% maximum sales load(1)                         (5.51)%                           --



(1) Includes 1.00% front-end load and 1.00% contingent deferred sales charge for shares sold in less than 18 months.

---------------
1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell 1000 Index is an unmanaged index. An individual cannot invest directly in any index.

The illustration above compares a $10,000 investment made in Institutional Class shares of a Fund on the date of the commencement of investment operations of such Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of distributions. Total return information provided for the period beginning with the commencement of investment operations of a Fund through 8/31/00. Past performance cannot predict future results. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Fund's Investment Advisor. Absent these expense limitations and waivers, performance results would have been lower. Each index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

CORE EQUITY FUND                                              [undiscovered
                                                              managers(TM) LOGO]

PORTFOLIO COMMENTARY

The confluence of three events seems to be slowing the worldwide economy: (1) significantly higher oil prices, (2) 130 central banks tightenings over the past 15 months, and (3) a slowing in the technology sector (witness Intel's revenue shortfall announcement). The above, combined with the near 30% drop in the Euro vis-a-vis the U.S. dollar, will undoubtedly cause some near-term pressure on earnings. If this proves to be accurate, the Fed's next move may be to ease as opposed to its current "tightening bias" and a neutral Fed is a positive for the stock market. Sector rotation and market broadening has begun and we expect value stocks to be beneficiaries of this change. Historically, on average, the market has been 11% and 25% higher 6 and 12 months, respectively, after a peak in rates (the yield on the 10-year note peaked on 1/20/00 at 6.67%).

The Core Equity Fund continues to lag the popular averages as it remains underweighed in technology stocks and the capital good's sector has shown poor company returns (specifically Avery-Dennison, and Ingersoll Rand).

PURCHASES

Alcoa Inc. (AA) - This stock is a play on the synchronized global economic recovery, as well as a play on the tight aluminum market. The company has demonstrated continuous cost cutting and well-chosen joint ventures and acquisitions.

Safeway Inc. (SWY) - This company has excellent growth prospects as one of the best consolidators in the supermarket industry. At a 70% relative P/E multiple with a 140% relative return on equity, the company should do well in the next 12 months.

SALES

General Electric Company (GE) - This long-standing favorite was sold as it reached our price target.

Chubb Corporation (CB) - While still finding value in the interest-rate sensitive sector of the market, the Fund's only two complete position sales were in this sector. We eliminated both Chubb and US Bancorp due to company specific issues. We continue to be attracted to this market sector as we believe recently enacted legislation on the overhaul of the Glass-Steagall Act will be positive and lead to further industry consolidation.

INTERNATIONAL SMALL CAP EQUITY FUND                           [undiscovered
                                                              managers(TM) LOGO]



                                    [CHART]

Past performance is not predictive of future performance.

* The value of the above index is based on price only values (no reinvested dividends are included).


              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/00



                                                       INTERNATIONAL SMALL       MSCI EAFE SMALL
                                                        CAP EQUITY FUND             CAP INDEX
                                                       -------------------       ---------------

                                                                       ONE YEAR

Institutional Class                                          56.70%                  3.24%
   With 1.00% redemption fee(1)                              55.13%                    --

                                                                   SINCE INCEPTION

Institutional Class (Inception date: 12/30/98)               46.76%                 13.38%
   With 1.00% redemption fee(1)                              45.29%                    --



(1) Includes 1.00% redemption fee for shares sold in less than one year.

--------------------
1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The MSCI EAFE Small Cap Index is an unmanaged index. An individual cannot invest directly in any index.

The illustration above compares a $10,000 investment made in Institutional Class shares of a Fund on the date of the commencement of investment operations of such Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of distributions. Total return information provided for the period beginning with the commencement of investment operations of a Fund through 8/31/00. Past performance cannot predict future results. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Fund's Investment Advisor. Absent these expense limitations and waivers, performance results would have been lower. Each index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

INTERNATIONAL SMALL CAP EQUITY FUND                           [undiscovered
                                                              managers(TM) LOGO]

PORTFOLIO COMMENTARY

FUND PERFORMANCE

Positive performance contributors in the Fund have primarily been driven by investments in companies that are focused on enabling technologies and services. Electronic entertainment developers generally had a positive quarter. The Fund has experienced value added from holdings in game developers: UK's Eidos PLC, France's Infogrames Entertainment, and Japan's Konami. The fund's strongest positive return contributor has been UK's electronic semiconductor wafer supplier, IQE PLC. IQE PLC share prices rose sharply due to a dramatic increase in earnings year-over-year. Another major performance contributor has been Sweden's advanced Internet and wireless consulting service and solution company, AU-System AB.

Investments are focused on companies able to offer world class products or services on a global scale. We believe the Fund is well positioned to benefit from the long-term thematic implications of structural change in Europe and the Far East.

EUROPE

As expected, the European Central Bank raised the floor rate for two-week loans to commercial banks by 25 basis points to 4.50% on August 30th. This is the sixth time in 10 months that interest rates were raised in an attempt to slow inflation. ECB officials have said they are concerned the Euro's slide is fanning inflation by raising the cost of imports. Raising rates, however, could backfire by choking economic growth. Such concerns pushed the Euro close to a record low on August 29th against the USD, when it sank to 0.8872 USD, not far from its record low of 0.8850 USD set May 19th, 2000.

We still expect the ECB to hike this rate by an additional 25-50 basis point over the remainder of the next quarters to bring monetary policy fully into neutral, or perhaps a bit above neutral, as the inflation ceiling of 2.0% has been reached and since the ECB is a "young" central bank. Thereafter we expect the ECB to be on hold, partly due to our view that structural change in Euroland is inevitable, and partly due to uncertainty about whether a possible hard landing in Europe is becoming more of a threat in Europe if the Euro continues to weaken and oil prices remain high.

PURCHASES

Knowledge Management (United Kingdom) - We have added Knowledge Management to the Fund's holdings based on the theme Mastering Information. Knowledge Management develops and sells software tools that enable organizations to build and maintain sophisticated internal data management systems. The software is based on artificial intelligence and natural language processing technologies. The software enables companies to improve the use of the knowledge stored within their enterprises in customer support and many other business applications. This helps reduce operating costs, improve customer relationship management and competitiveness, and increase revenues. It's key product, "Descartes", provides customers with an extensive knowledge database, which utilizes advanced neural network and natural language processing technologies.

INTERNATIONAL EQUITY FUND                                     [undiscovered
                                                              managers(TM) LOGO]


                                    [CHART]

Past performance is not predictive of future performance.

The performance of the Fund's C Class would have been lower than the Fund's Institutional Class performance shown since the C Class has higher expenses than the Institutional Class and is subject to sales charges.

* The value of the above index is based on price only values (no reinvested dividends are included).


              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/00


                                                          INTERNATIONAL             MSCI EAFE
                                                           EQUITY FUND                INDEX
                                                          -------------             ---------

                                                                        ONE YEAR

Institutional Class                                          28.26%                   8.24%
   With 1.00% redemption fee(1)                              26.98%                     --

                                                                    SINCE INCEPTION

Institutional Class (Inception date: 12/30/98)               24.94%                   8.82%
   With 1.00% redemption fee(1)                              23.69%                     --

C Class (Inception date: 9/27/99)                            26.40%                   7.86%
   With 2.00% maximum sales load(2)                          23.87%                     --




(1) Includes 1.00% redemption fee for shares sold in less than one year.

(2) Includes 1.00% front-end load and 1.00% contingent deferred sales charge for shares sold in less than 18 months.

------------------------------
1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The MSCI EAFE Index is an unmanaged index. An individual cannot invest directly in any index.

The illustration above compares a $10,000 investment made in Institutional Class shares of a Fund on the date of the commencement of investment operations of such Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of distributions. Total return information provided for the period beginning with the commencement of investment operations of a Fund through 8/31/00. Past performance cannot predict future results. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Fund's Investment Advisor. Absent these expense limitations and waivers, performance results would have been lower. Each index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

INTERNATIONAL EQUITY FUND                                     [undiscovered
                                                              managers(TM) LOGO]

PORTFOLIO COMMENTARY

FUND PERFORMANCE

Positive performance contributors in the Fund have primarily been driven by investments in companies that are focused on healthcare and enabling technologies and services. Strong positive contributions to the Fund's performance have come from France's mobile phone manufacturer, Alcatel, Germany's software developer, SAP AG, and Denmark's pharmaceutical supplier, Novo Nordisk AS. Novo Nordisk has benefited from increasing demand in the diabetes care market. As the strongest net contributor to the quarter's positive performance in the Fund, SAP AG has benefited from the Business to Business theme by successfully branding and securing demand for its business software.

Investments are focused on companies able to offer world class products or services on a global scale. We believe the fund is well positioned to benefit from the long-term hematic implications of structural change in Europe and the Far East.

JAPAN

Recent economic data suggests that the Japanese recession is ending and the economy has entered into a recovery phase, although consumers are still showing signs of restraint. Despite massive political resistance, the Bank of Japan has abandoned its 18-month-old zero rate policy. The overnight call rate target was raised to 25 basis points on August 11th, and the actual market rates increased from 0.03% to 0.25%. The rate hike is the first in ten years and symbolizes that, in the eyes of Bank of Japan, we have seen the end of Japan's most prolonged recession in our time. The economic effects of a rate hike of this size will normally be marginal and mostly psychological. Still, we believe that the rate hike may cause the fragile recovery to come to a halt as the number of bankruptcies and thus unemployment may begin to pick up again.

PURCHASES

Buhrmann NV (Netherlands) - Buhrmann NV distributes graphic paper and graphic systems to the graphics, office products and services, and information systems and services industries. During the past two quarters, Buhrmann has been making acquisitions worldwide and expanding its already large operations throughout Europe, North America, and Australia.

SALES

Benesse Corporation (Japan) - this is an education company in Japan that provides instruction to children with an emphasis on language. The company has been priced as a growth firm. We see signals that the company is no longer being viewed within the growth category and may be revalued by the market.

BEHAVIORAL GROWTH FUND                                        [undiscovered
Portfolio of Investments .....August 31, 2000                 managers(TM) LOGO]

                                                              VALUE
 SHARES                                                      (NOTE 2)
 ------                                                    ------------

COMMON STOCKS--97.17%

         ADVERTISING--2.56%
105,600  TMP Worldwide, Inc.* ........................     $  7,306,200
                                                           ------------

         BUILDING & CONSTRUCTION--1.65%
101,800  American Standard Companies, Inc.* ..........        4,714,612
                                                           ------------

         BUSINESS SERVICES--2.87%
249,800  Robert Half International, Inc.* ............        7,946,762
 16,100  Viant Corp.* ................................          223,387
                                                           ------------
                                                              8,170,149
                                                           ------------

         COMMERCIAL SERVICES--2.05%
 77,800  Wireless Facilities, Inc.* ..................        5,835,000
                                                           ------------

         COMPUTER HARDWARE & SOFTWARE--15.85%
 44,100  Alteon Websystems, Inc.* ....................        6,526,800
114,600  Aspen Technology, Inc.* .....................        5,264,437
230,400  Edwards (J.D.) & Co.* .......................        5,716,800
191,800  FileNET Corp.* ..............................        3,692,150
 16,400  Hutchinson Technology, Inc.* ................          389,500
173,800  Hyperion Solutions Corp.* ...................        5,496,425
169,500  Silicon Storage Technology, Inc.* ...........        5,561,719
 59,500  SonicWALL, Inc.* ............................        4,529,437
291,200  Sybase, Inc.* ...............................        7,989,800
                                                           ------------
                                                             45,167,068
                                                           ------------

         CONSUMER PRODUCTS--2.31%
142,200  Church & Dwight Co., Inc. ...................        2,550,712
237,300  Oakley, Inc.* ...............................        4,019,269
                                                           ------------
                                                              6,569,981
                                                           ------------

         ELECTRONICS--15.53%
113,900  Arrow Electronics, Inc.* ....................        4,143,113
239,100  AVX Corp. ...................................        7,158,056
153,000  Semtech Corp.* ..............................       18,120,938
106,100  TriQuint Semiconductor, Inc.* ...............        5,868,656
183,900  Varian, Inc.* ...............................        8,965,125
                                                           ------------
                                                             44,255,888
                                                           ------------

         ENTERTAINMENT--1.45%
149,000  Westwood One, Inc.* .........................        4,144,063
                                                           ------------

         HEALTH CARE SERVICES--4.91%
 83,200  Quest Diagnostics, Inc.* ....................       10,296,000
 71,400  Trigon Healthcare, Inc.* ....................        3,686,025
                                                           ------------
                                                             13,982,025
                                                           ------------

         HOTELS & CASINOS--1.54%
127,608  MGM Mirage, Inc. ............................        4,386,525
                                                           ------------

         MEDICAL PRODUCTS--7.07%
 91,700  Allergan, Inc. ..............................        6,705,563
111,700  Universal Health Services, Inc., Class B ....        7,902,775
120,800  Varian Medical Systems, Inc.* ...............        5,549,250
                                                           ------------
                                                             20,157,588
                                                           ------------

         METALS--2.23%
 83,800  Precision Castparts Corp. ...................        6,368,800
                                                           ------------

         OIL, GAS & PETROLEUM--2.09%
 75,000  Smith International, Inc.* ..................        5,962,500
                                                           ------------

         PUBLISHING--1.99%
 91,500  McGraw-Hill Companies, Inc. .................        5,667,281
                                                           ------------

         RESEARCH & DEVELOPMENT--1.32%
 55,000  Aurora Biosciences Corp.* ...................        3,760,625
                                                           ------------

         RETAIL--4.07%
151,100  Michaels Stores, Inc.* ......................        5,288,500
110,700  Too, Inc.* ..................................        2,725,988
 96,900  Zale Corp.* .................................        3,579,244
                                                           ------------
                                                             11,593,732
                                                           ------------

         SEMICONDUCTORS--12.85%
131,300  Electroglas, Inc.* ..........................        2,946,044
237,300  ESS Technology, Inc.* .......................        4,108,256
 94,500  Fairchild Semiconductor Corp., Class A* .....        3,756,375
 72,100  GlobeSpan, Inc.* ............................        8,683,544
263,400  ON Semiconductor Corp.* .....................        4,477,800
111,600  QLogic Corp.* ...............................       12,666,600
                                                           ------------
                                                             36,638,619
                                                           ------------

         TELECOMMUNICATIONS--14.83%
170,600  Andrew Corp.* ...............................        5,054,025
126,900  Anixter International, Inc.*  ...............        4,441,500
 65,200  Carrier Access Corp.* .......................        3,121,450
 72,400  Copper Mountain Networks, Inc.* .............        4,339,475
 86,900  Ditech Communications Corp.*  ...............        5,127,100
154,100  Scientific-Atlanta, Inc. ....................       12,010,169
 85,200  Turnstone Systems, Inc.* ....................        5,016,150
197,200  Westell Technologies, Inc., Class A* ........        3,155,200
                                                           ------------
                                                             42,265,069
                                                           ------------

   TOTAL COMMON STOCKS
   (Cost $218,685,986)................................      276,945,725
                                                           ------------

TOTAL INVESTMENTS--97.17%
   (Cost $218,685,986)................................      276,945,725
                                                           ------------

NET OTHER ASSETS AND LIABILITIES--2.83%...............        8,078,868
                                                           ------------

NET ASSETS--100.00%...................................     $285,024,593
                                                           ============

----------

*      Non-income producing security



24                      See Notes to Financial Statements

BEHAVIORAL VALUE FUND                                         [undiscovered
Portfolio of Investments .....August 31, 2000                 managers(TM) LOGO]

                                                              VALUE
 SHARES                                                      (NOTE 2)
 ------                                                    ------------

COMMON STOCKS--91.42%

         ADVERTISING--4.25%
 15,200  ADVO, Inc. ..................................     $    622,250
 44,700  Digital Generation Systems, Inc. * ..........          270,994
                                                           ------------
                                                                893,244
                                                           ------------

         AIRLINES/AIR TRANSPORTATION--1.16%
 16,700  America West Holdings Corp.*  ...............          244,237
                                                           ------------

         AUTOMOBILE--1.56%
 64,900  Titan International, Inc. ...................          328,556
                                                           ------------

         BROADCAST, RADIO & TV--1.54%
 13,424  USA Networks, Inc.* .........................          323,015
                                                           ------------

         BUSINESS SERVICES--2.24%
 25,900  Edgewater Technology, Inc.* .................          161,875
 17,000  Harland (John H.) Co. .......................          248,625
 13,300  kforce.com, Inc.* ...........................           60,681
                                                           ------------
                                                                471,181
                                                           ------------

         CHEMICALS--2.78%
 52,900  Airgas, Inc.* ...............................          350,462
 12,500  Engelhard Corp. .............................          234,375
                                                           ------------
                                                                584,837
                                                           ------------

         COMPUTER HARDWARE & SOFTWARE--6.88%
 33,100  CompuCom Systems, Inc.* .....................          115,850
109,600  Epicor Software Corp.* ......................          441,825
 30,700  Mentor Graphics Corp.* ......................          579,463
  5,200  Seagate Technology, Inc.* ...................          308,750
                                                           ------------
                                                              1,445,888
                                                           ------------

         CONSUMER PRODUCTS--2.13%
 17,800  Acclaim Entertainment, Inc.*  ...............           33,375
 33,800  Central Garden & Pet Co.* ...................          253,500
  7,900  Tupperware Corp. ............................          159,481
                                                           ------------
                                                                446,356
                                                           ------------

         DISTRIBUTION--0.22%
 11,600  CellStar Corp. * ............................           46,400
                                                           ------------

         DIVERSIFIED--1.30%
 35,100  Griffon Corp. * .............................          272,025
                                                           ------------

         ELECTRONICS--9.59%
  9,000  Checkpoint Systems, Inc.* ...................           72,000
 23,100  Cirrus Logic, Inc.* .........................          698,775
 12,100  Digi International, Inc.* ...................           93,775
  8,300  Integrated Device Technology, Inc.* .........          728,325
 12,700  Three-Five Systems, Inc.* ...................          422,275
                                                           ------------
                                                              2,015,150
                                                           ------------

         ENTERTAINMENT--3.24%
 19,300  Aldila, Inc.* ...............................           43,425
 22,800  Callaway Golf Co. ...........................          329,175
 39,100  The Topps Company, Inc.* ....................          307,913
                                                           ------------
                                                                680,513
                                                           ------------

         FINANCIAL SERVICES--9.03%
  8,400  Bank United Corp., Class A ..................          378,000
 17,800  Doral Financial Corp. .......................          264,775
 23,200  First American Corp. ........................          382,800
 24,660  Republic Bancorp, Inc. ......................          218,858
  8,050  PMI Group (The), Inc. .......................          499,100
 17,100  Profit Recovery Group International, Inc.* ..          154,434
                                                           ------------
                                                              1,897,967
                                                           ------------

         FOOD & BEVERAGE--0.34%
  7,700  Lance, Inc. .................................           71,706
                                                           ------------

         HEALTH CARE SERVICES--2.31%
 43,200  Caremark Rx, Inc.* ..........................          423,900
 10,900  US Oncology, Inc.* ..........................           60,972
                                                           ------------
                                                                484,872
                                                           ------------

         MANUFACTURING--5.42%
 38,900  Foamex International, Inc.* .................          226,106
  9,800  Lincoln Electric Holdings, Inc. .............          143,325
 45,900  RTI International Metals, Inc.* .............          645,469
 16,500  UNOVA, Inc.* ................................          123,750
                                                           ------------
                                                              1,138,650
                                                           ------------

         MEDICAL INFORMATION SYSTEMS--3.38%
 59,500  Per-Se Technologies, Inc.* ..................          710,281
                                                           ------------

         MEDICAL PRODUCTS--7.04%
 13,750  IVAX Corp. ..................................          476,094
 31,900  Owens & Minor, Inc. .........................          488,469
 13,800  Perrigo Co.* ................................          102,206
 58,900  Sola International, Inc.* ...................          412,300
                                                           ------------
                                                              1,479,069
                                                           ------------

         OIL, GAS & PETROLEUM--9.43%
 62,800  Newpark Resources, Inc.* ....................          643,700
 72,500  OMI Corp.* ..................................          543,750
 14,300  Pennzoil-Quaker State Co. ...................          177,856
 39,300  Seitel, Inc.* ...............................          616,519
                                                           ------------
                                                              1,981,825
                                                           ------------

         RESTAURANTS--2.65%
 31,100  Avado Brands, Inc. * ........................           45,678
 11,700  Darden Restaurants, Inc. ....................          206,944
 10,800  RARE Hospitality International, Inc.* .......          303,750
                                                           ------------
                                                                556,372
                                                           ------------


                        See Notes to Financial Statements                     25

BEHAVIORAL VALUE FUND                                         [undiscovered
Portfolio of Investments .....August 31, 2000                 managers(TM) LOGO]

                                                              VALUE
 SHARES                                                      (NOTE 2)
 ------                                                    ------------

         RETAIL--12.65%
 7,800   Footstar, Inc.* .............................     $    232,050
24,700   Gadzooks, Inc. * ............................          370,500
51,400   OfficeMax, Inc.* ............................          266,638
20,400   Paul Harris Stores, Inc.* ...................           24,225
65,200   PETsMART, Inc.* .............................          301,550
52,900   Pier 1 Imports, Inc. ........................          621,575
13,600   Saks, Inc.* .................................          136,000
14,712   The Limited, Inc. ...........................          294,240
29,400   Venator Group, Inc. .........................          411,600
                                                           ------------
                                                              2,658,378
                                                           ------------

         SEMICONDUCTORS--1.26%
16,400   BE Aerospace * ..............................          265,475
                                                           ------------

         TRANSPORTATION--1.02%
 7,300   Overseas Shipholding Group, Inc. ............          214,894
                                                           ------------

   TOTAL COMMON STOCKS
   (Cost $15,539,838) ................................       19,210,891
                                                           ------------

TOTAL INVESTMENTS--91.42%
   (Cost $15,539,838) ................................       19,210,891
                                                           ------------

NET OTHER ASSETS AND LIABILITIES--8.58% ..............        1,804,024
                                                           ------------

NET ASSETS--100.00% ..................................     $ 21,014,915
                                                           ============


----------

*      Non-income producing security



26                      See Notes to Financial Statements

BEHAVIORAL LONG/SHORT FUND                                    [undiscovered
Portfolio of Investments .....August 31, 2000                 managers(TM) LOGO]

                                                              VALUE
 SHARES                                                      (NOTE 2)
 ------                                                    ------------

COMMON STOCKS--90.35%

         AIRLINES/AIR TRANSPORTATION--1.25%
 1,100   Continental Airlines, Inc., Class B * .......     $     52,937
                                                           ------------

         AUTOMOBILE--1.69%
 1,200   Ford Motor Co. ..............................           29,025
 1,000   PACCAR, Inc. ................................           42,437
                                                           ------------
                                                                 71,462
                                                           ------------

         BANKS--2.77%
 1,200   Bank of America Corp. .......................           64,275
   900   PNC Financial Services Group ................           53,044
                                                           ------------
                                                                117,319
                                                           ------------

         BROADCAST, RADIO & TV--1.43%
   900   Cablevision Systems Corp., Class A * ........           60,525
                                                           ------------

         CHEMICALS--1.33%
 3,000   Engelhard Corp. .............................           56,250
                                                           ------------

         COMPUTER HARDWARE & SOFTWARE--14.19%
   200   Alteon Websystems, Inc.* ....................           29,600
 2,400   Ceridian Corp. * ............................           58,050
 1,400   Cognos, Inc.* ...............................           60,462
 1,600   Compaq Computer Corp. .......................           54,500
 4,800   Compuware Corp.* ............................           50,700
 1,800   Edwards (J.D.) & Co. * ......................           44,662
   400   Extreme Networks, Inc. * ....................           37,225
   500   Foundry Networks, Inc. * ....................           46,532
 1,100   Intuit, Inc.* ...............................           65,862
   500   NVIDIA Corp.* ...............................           39,687
 2,800   PSINet, Inc.* ...............................           49,175
   500   Rational Software Corp. * ...................           64,344
                                                           ------------
                                                                600,799
                                                           ------------

         CONSUMER PRODUCTS--3.40%
 1,500   Avon Products, Inc. .........................           58,781
 1,900   Blyth, Inc. .................................           44,531
   800   Colgate-Palmolive Co. .......................           40,750
                                                           ------------
                                                                144,062
                                                           ------------

         DIVERSIFIED--2.32%
   100   Corning, Inc. ...............................           32,794
   400   SPX Corp. * .................................           65,600
                                                           ------------
                                                                 98,394
                                                           ------------

         ELECTRONICS--5.18%
   700   Altera Corp.* ...............................           45,369
 2,000   AVX Corp. ...................................           59,875
 1,000   SCI Systems, Inc.* ..........................           61,750
 1,300   Vishay Intertechnology, Inc.* ...............           52,406
                                                           ------------
                                                                219,400
                                                           ------------

         ENERGY & UTILITIES--1.30%
 1,900   PG&E Corp. ..................................           54,981
                                                           ------------

         ENGINEERING--0.99%
 1,400   Fluor Corp. .................................           41,912
                                                           ------------

         ENTERTAINMENT--1.37%
 3,100   Brunswick Corp. .............................           58,125
                                                           ------------

         FINANCIAL SERVICES--4.26%
 1,500   Associates First Capital Corp., Class A .....           42,187
   900   Household International, Inc. ...............           43,200
   400   Merrill Lynch & Co., Inc. ...................           58,000
   600   PMI Group (The), Inc. .......................           37,200
                                                           ------------
                                                                180,587
                                                           ------------

         FOOD & BEVERAGE--4.94%
 3,700   IBP, Inc. ...................................           59,431
 1,800   Pepsi Bottling Group, Inc. ..................           57,150
   800   Quaker Oats Co. .............................           54,350
   900   Sysco Corp. .................................           38,081
                                                           ------------
                                                                209,012
                                                           ------------

         HEALTH CARE SERVICES--3.74%
   700   Cardinal Health, Inc. .......................           57,269
   400   Quest Diagnostics, Inc.* ....................           49,500
 1,300   St. Jude Medical, Inc.* .....................           51,512
                                                           ------------
                                                                158,281
                                                           ------------

         HOTELS & CASINOS--3.68%
 4,000   Hilton Hotels Corp. .........................           40,000
 1,700   MGM Mirage, Inc. ............................           58,437
 1,800   Starwood Hotels & Resorts Worldwide, Inc. ...           57,600
                                                           ------------
                                                                156,037
                                                           ------------

         INSURANCE--1.51%
 1,600   Nationwide Financial Services, Inc., Class A            63,800
                                                           ------------

         MANUFACTURING--3.83%
 1,300   Caterpillar, Inc. ...........................           47,775
   600   Minnesota Mining & Manufacturing Co. ........           55,800
 1,600   Nucor Corp. .................................           58,800
                                                           ------------
                                                                162,375
                                                           ------------

         MEDICAL PRODUCTS--4.56%
 1,100   Abbott Laboratories .........................           48,125
   700   Beckman Coulter, Inc. .......................           53,287
 1,400   IVAX Corp. * ................................           48,475
 1,900   Sybron International Corp. *  ...............           43,225
                                                           ------------
                                                                193,112
                                                           ------------

         PUBLISHING--1.93%
   700   Knight-Ridder, Inc. .........................           38,238
   700   McGraw-Hill Companies, Inc. .................           43,357
                                                           ------------
                                                                 81,595
                                                           ------------


                        See Notes to Financial Statements                     27

BEHAVIORAL LONG/SHORT FUND                                    [undiscovered
Portfolio of Investments .....August 31, 2000                 managers(TM) LOGO]

 SHARES                                                       VALUE
  PAR                                                        (NOTE 2)
 ------                                                    ------------

         RESTAURANTS--2.48%
 2,800   Darden Restaurants, Inc. ....................     $     49,525
 1,900   Tricon Global Restaurants, Inc. * ...........           55,338
                                                           ------------
                                                                104,863
                                                           ------------

         RETAIL--13.15%
 2,600   Barnes & Noble, Inc.* .......................           45,013
 1,300   CVS Corp. ...................................           48,263
 2,500   Limited (The), Inc. .........................           50,000
 1,000   Lowe's Companies, Inc. ......................           44,813
 2,100   May Department Stores Co. ...................           48,169
 7,300   Office Depot, Inc.* .........................           53,382
 3,200   Ross Stores, Inc. ...........................           48,400
 1,600   Sears, Roebuck & Co. ........................           49,900
   900   Talbots, Inc. ...............................           60,244
 3,800   Venator Group, Inc. * .......................           53,200
 1,500   Zale Corp.* .................................           55,406
                                                           ------------
                                                                556,790
                                                           ------------

         SEMICONDUCTORS--1.08%
 2,700   ON Semiconductor Corp. * ....................           45,900
                                                           ------------

         TELECOMMUNICATIONS--5.67%
 1,400   BellSouth Corp. .............................           52,238
   700   Nortel Networks Corp. .......................           57,094
   500   Telephone and Data Systems, Inc. ............           58,000
   700   Tellabs, Inc.* ..............................           39,331
   300   Tollgrade Communications, Inc.* .............           33,356
                                                           ------------
                                                                240,019
                                                           ------------

         TRANSPORTATION--1.33%
 1,400   FedEx Corp.* ................................           56,490
                                                           ------------

         TRAVEL SERVICES--0.97%
 2,200   Galileo International, Inc. .................           40,975
                                                           ------------

   TOTAL COMMON STOCKS
   (Cost $3,581,502) .................................        3,826,002
                                                           ------------

REPURCHASE AGREEMENTS--6.68%
$283,004 Bear Stearns, 6.62%, due 09/01/00+ ..........          283,004
                                                           ------------
          (Cost $283,004)

TOTAL INVESTMENTS--97.03%
   (Cost $3,864,506) .................................        4,109,006
                                                           ------------

TOTAL SECURITIES SOLD SHORT--(88.02%)
   See schedule following ............................       (3,727,383)
                                                           ------------
   (Proceeds $3,811,277)

NET OTHER ASSETS AND LIABILITIES--90.99% .............        3,853,149
                                                           ------------

NET ASSETS--100.00% ..................................     $  4,234,772
                                                           ============


                                                              VALUE
 SHARES                                                      (NOTE 2)
 ------                                                    ------------

SECURITIES SOLD SHORT

         COMMON STOCKS
  (900)  ADC Telecommunications, Inc. * ..............     $    (36,843)
(4,400)  ATI Technologies, Inc. * ....................          (42,212)
(1,600)  AT&T Corp. ..................................          (50,400)
(1,700)  Albertson's, Inc. ...........................          (36,550)
(1,300)  Amazon.com, Inc. * ..........................          (53,950)
(2,500)  American Power Conversion Corp.* ............          (59,531)
(1,100)  Bausch & Lomb, Inc. .........................          (39,325)
(1,700)  Block (H&R), Inc. ...........................          (60,987)
(1,700)  Brinker International, Inc.*  ...............          (53,975)
(1,900)  Campbell Soup Co. ...........................          (48,212)
  (700)  Capital One Financial Corp. .................          (42,218)
(1,900)  CenturyTel, Inc. ............................          (54,744)
  (200)  CIENA Corp. * ...............................          (44,338)
(3,100)  Coca-Cola Enterprises, Inc. .................          (57,737)
(1,700)  CommScope, Inc.* ............................          (42,394)
(1,700)  Computer Associates International, Inc. .....          (53,975)
(1,200)  Cytyc Corp.* ................................          (55,950)
(1,000)  DaimlerChrysler AG ..........................          (52,063)
(1,700)  Dana Corp. ..................................          (41,969)
(1,400)  Deere & Co. .................................          (46,112)
(1,150)  Dollar Tree Stores, Inc.* ...................          (46,647)
(1,300)  Dun & Bradstreet Corp. ......................          (42,900)
  (800)  Dycom Industries, Inc.* .....................          (42,400)
(2,600)  Edison International ........................          (53,788)
(1,200)  Estee Lauder Companies, Inc., Class A .......          (49,125)
  (800)  Exodus Communications, Inc. * ...............          (54,750)
  (500)  Four Seasons Hotels, Inc. ...................          (37,875)
(1,700)  Gap, Inc. ...................................          (38,143)
  (800)  Gateway, Inc.* ..............................          (54,480)
(1,700)  Great Lakes Chemical Corp. ..................          (57,375)
(1,700)  Harmonic, Inc. * ............................          (56,950)
(2,000)  Harrah's Entertainment, Inc. * ..............          (56,750)
(1,000)  Home Depot, Inc. ............................          (48,063)
(1,500)  Honeywell International, Inc. ...............          (57,844)
(1,000)  Jabil Circuit, Inc. * .......................          (63,813)
  (300)  Juniper Networks, Inc.* .....................          (64,125)
  (900)  Kohl's Corp. * ..............................          (50,400)
(1,400)  Lucent Technologies, Inc. ...................          (58,538)
(1,200)  MBNA Corp. ..................................          (42,375)
  (700)  MGIC Investment Corp. .......................          (41,169)
(1,400)  Marriott International, Inc., Class A .......          (55,300)
(2,200)  McKesson HBOC, Inc. .........................          (54,863)
(2,000)  MicroStrategy, Inc. * .......................          (55,750)
(2,000)  Mylan Laboratories, Inc. ....................          (53,125)
(3,100)  Nordstrom, Inc. .............................          (53,475)

----------

     All investments in common stocks are held in a segregated account with the broker as collateral for securities sold short.

*    Non-income producing security

+    Collateralized by $350,000 par value, 4.81%, due 01/15/24, value $288,676
     Federal Agency Obligations.


28                      See Notes to Financial Statements

BEHAVIORAL LONG/SHORT FUND                                    [undiscovered
Portfolio of Investments .....August 31, 2000                 managers(TM) LOGO]

                                                              VALUE
 SHARES                                                      (NOTE 2)
 ------                                                    ------------

SECURITIES SOLD SHORT

         COMMON STOCKS
(4,000)  Novell, Inc. * ..............................     $    (49,000)
(1,900)  Outback Steakhouse, Inc.* ...................          (43,581)
(1,800)  Patterson Dental Co.* .......................          (42,750)
(1,350)  Paychex, Inc. ...............................          (60,244)
(1,000)  Payless ShoeSource, Inc. * ..................          (53,375)
(3,000)  Penney (J.C.) Co., Inc. .....................          (42,000)
(1,300)  PeopleSoft, Inc.* ...........................          (41,925)
  (700)  Procter & Gamble Co. ........................          (43,269)
(1,400)  Sabre Holdings Corp. * ......................          (39,025)
(1,100)  Schering-Plough Corp. .......................          (44,137)
(1,400)  Schwab (Charles) Corp. ......................          (53,463)
(3,700)  Six Flags, Inc. * ...........................          (55,269)
(3,650)  Staples, Inc. * .............................          (56,119)
(1,200)  Stryker Corp. ...............................          (53,775)
(2,500)  Thomas & Betts Corp. ........................          (46,875)
(1,400)  Tiffany & Co. ...............................          (58,275)
(2,100)  Torchmark Corp. .............................          (58,931)
(1,100)  Tribune Co. .................................          (39,256)
(6,300)  Tyson Foods, Inc., Class A ..................          (57,881)
(1,000)  UAL Corp. ...................................          (47,750)
(2,800)  USX-U.S. Steel Group ........................          (48,650)
  (900)  United Parcel Service, Inc., Class B ........          (49,894)
(1,200)  Univision Communications, Inc., Class A * ...          (52,950)
  (600)  Vitesse Semiconductor Corp. * ...............          (53,287)
(1,000)  Wachovia Corp. ..............................          (57,312)
(1,800)  Walgreen Co. ................................          (59,175)
(1,300)  Wells Fargo & Co. ...........................          (56,144)
  (500)  Xilinx, Inc. * ..............................          (44,438)
(2,800)  Yankee Candle Co., Inc.* ....................          (55,125)
                                                           ------------

         TOTAL SECURITIES SOLD SHORT .................     $ (3,727,383)
                                                           ============
         (Proceeds $3,811,277)



                        See Notes to Financial Statements                     29

REIT FUND                                                     [undiscovered
Portfolio of Investments .....August 31, 2000                 managers(TM) LOGO]

                                                              VALUE
 SHARES                                                      (NOTE 2)
 ------                                                    ------------

COMMON STOCKS--98.73%

         APARTMENTS--19.59%
56,100   Archstone Communities Trust ...................    $  1,381,462
70,500   Avalonbay Communities, Inc. ...................       3,150,469
18,600   Equity Residential Properties Trust ...........         892,800
39,400   Home Properties of New York, Inc. .............       1,169,687
35,600   Post Properties, Inc. .........................       1,506,325
18,900   Smith (Charles E.) Residential Realty, Inc. ...         777,262
                                                            ------------
                                                               8,878,005
                                                            ------------

         DIVERSIFIED--7.92%
32,300   Duke-Weeks Realty Corp. .......................         767,125
51,700   Spieker Properties, Inc. ......................       2,824,112
                                                            ------------
                                                               3,591,237
                                                            ------------

         HOTELS, LODGING & RESTAURANTS--6.22%
85,400   Host Marriott Corp. ...........................         912,712
32,500   LaSalle Hotel Properties ......................         467,187
44,900   Starwood Hotels and Resorts Worldwide, Inc. ...       1,436,800
                                                            ------------
                                                               2,816,699
                                                            ------------

         INDUSTRIAL--13.60%
87,400   AMB Property Corp. ............................       2,113,987
26,700   CenterPoint Properties Corp. ..................       1,169,794
13,000   Prentiss Properties Trust .....................         316,062
85,300   ProLogis Trust ................................       1,951,238
23,200   PS Business Parks, Inc. .......................         614,800
                                                            ------------
                                                               6,165,881
                                                            ------------

         MANUFACTURED HOMES--5.04%
17,000   Chateau Communities, Inc. .....................         442,000
77,900   Manufactured Home Communities, Inc. ...........       1,840,388
                                                            ------------
                                                               2,282,388
                                                            ------------

         NEIGHBORHOOD SHOPPING CENTERS--7.82%
20,900   Kimco Realty Corp. ............................         849,063
72,800   Vornado Realty Trust ..........................       2,693,600
                                                            ------------
                                                               3,542,663
                                                            ------------

         OFFICE PROPERTIES--20.46%
26,000   Alexandria Real Estate Equities, Inc. .........         910,000
68,700   Boston Properties, Inc. .......................       2,778,056
39,200   CarrAmerica Realty Corp. ......................       1,139,250
25,800   Cousins Properties, Inc. ......................       1,061,025
80,800   Equity Office Properties Trust ................       2,333,100
42,200   Kilroy Realty Corp. ...........................       1,049,725
                                                            ------------
                                                               9,271,156
                                                            ------------

         OUTLET CENTERS--3.18%
43,000   Chelsea GCA Realty, Inc. ......................       1,443,188
                                                            ------------

         REGIONAL MALLS--9.99%
32,100   General Growth Properties, Inc. ...............       1,031,213
49,200   Macerich Co. ..................................       1,030,125
98,600   Taubman Centers, Inc. .........................       1,078,438
39,700   Urban Shopping Centers, Inc. ..................       1,387,019
                                                            ------------
                                                               4,526,795
                                                            ------------

         STORAGE--4.91%
47,300   Shurgard Storage Centers Inc., Class A ........       1,126,331
36,500   Storage USA, Inc. .............................       1,099,563
                                                            ------------
                                                               2,225,894
                                                            ------------

   TOTAL COMMON STOCKS
   (Cost $39,653,071) ..................................      44,743,906
                                                            ------------

TOTAL INVESTMENTS--98.73%
   (Cost $39,653,071) ..................................      44,743,906
                                                            ------------

NET OTHER ASSETS AND LIABILITIES--1.27% ................         577,445
                                                            ------------

NET ASSETS--100.00% ....................................    $ 45,321,351
                                                            ============



30                      See Notes to Financial Statements

SPECIAL SMALL CAP FUND                                        [undiscovered
Portfolio of Investments .....August 31, 2000                 managers(TM) LOGO]

                                                             VALUE
    SHARES                                                  (NOTE 2)
    ------                                                  --------
COMMON STOCKS--100.61%

           ADVERTISING--0.61%
   8,700   Ventiv Health, Inc.* ........................  $  116,362
                                                          ----------
           AUTOMOBILE--8.10%
  35,800   Midas, Inc. .................................     608,600
   6,500   Strattec Security Corp.* ....................     225,062
  32,200   TBC Corp.* ..................................     179,112
  76,800   Tenneco Automotive, Inc. ....................     547,200
                                                          ----------
                                                           1,559,974
                                                          ----------
           BANKS--1.10%
  10,900   First BanCorp ...............................     212,550
                                                          ----------

           BUILDING & CONSTRUCTION--0.32%
   1,600   Jacobs Engineering Group, Inc.* .............      60,800
                                                          ----------

           BUSINESS SERVICES--0.72%
 139,400   Lanier Worldwide, Inc.* .....................     139,400
                                                          ----------

           CAPITAL GOODS--7.37%
  15,800   Hardinge, Inc. ..............................     173,800
  15,800   Lawson Products, Inc. .......................     398,950
  31,900   Royal Appliance Manufacturing Co.*...........     217,319
  49,400   U.S. Industries, Inc. .......................     629,850
                                                          ----------
                                                           1,419,919
                                                          ----------

           CHEMICALS--3.11%
   8,200   NCH Corp. ...................................     305,962
  34,000   Octel Corp.* ................................     293,250
                                                          ----------
                                                             599,212
                                                          ----------

           CONSUMER PRODUCTS--7.07%
  37,400   Interstate Bakeries Corp. ...................     670,863
  63,200   Wolverine World Wide, Inc. ..................     691,250
                                                          ----------
                                                           1,362,113
                                                          ----------

           DATA PROCESSING--0.14%
   3,800   Information Resources, Inc.* ................      25,887
                                                          ----------

           DISTRIBUTION--4.81%
  28,600   United Stationers, Inc.* ....................     927,713
                                                          ----------

           ELECTRONICS--5.06%
  12,200   ESCO Technologies, Inc.* ....................     224,938
   5,400   Franklin Electric Co., Inc. .................     352,350
  37,500   MagneTek, Inc.* .............................     398,438
                                                          ----------
                                                             975,726
                                                          ----------

           ENERGY & UTILITIES--4.71%
  36,900   Castle Energy Corp. .........................     268,678
  47,600   El Paso Electric Co.* .......................     639,625
                                                          ----------
                                                             908,303
                                                          ----------

           ENTERTAINMENT--0.85%
  13,200   Handleman Co.* ..............................     163,350
                                                          ----------

            FINANCIAL SERVICES--7.02%
   25,618   ADVANTA Corp., Class A .....................     333,034
   33,400   PFF Bancorp, Inc. ..........................     668,000
   13,344   Queens County Bancorp, Inc. ................     351,948
                                                          ----------
                                                           1,352,982
                                                          ----------

            HEALTH CARE SERVICES--2.69%
   14,500   CorVel Corp.* ..............................     391,500
    4,100   First Health Group Corp.* ..................     127,356
                                                          ----------
                                                             518,856
                                                          ----------

            HOUSEHOLD PRODUCTS--0.43%
    2,500   Libbey, Inc. ...............................      82,031
                                                          ----------

            INSURANCE--9.32%
   27,200   FPIC Insurance Group, Inc.* ................     413,100
   26,300   Horace Mann Educators Corp. ................     401,075
   25,200   Penn-America Group, Inc. ...................     185,850
   19,200   Presidential Life Corp. ....................     290,400
    3,100   White Mountains Insurance Group, Inc. ......     505,300
                                                          ----------
                                                           1,795,725
                                                          ----------

            MACHINERY--1.80%
   22,500   Milacron, Inc. .............................     347,344
                                                          ----------

            OIL, GAS & PETROLEUM--1.83%
   18,400   Nuevo Energy Co.* ..........................     353,050
                                                          ----------

            PAPER & RELATED PRODUCTS--1.73%
   37,600   Wausau-Mosinee Paper Corp. .................     333,700
                                                          ----------

            REAL ESTATE DEVELOPMENT--1.23%
   12,300   Avatar Holding, Inc.* ......................     236,775
                                                          ----------

            REAL ESTATE INVESTMENT TRUST--9.23%
   20,600   Highwoods Properties, Inc. .................     495,688
   10,200   Koger Equity, Inc. .........................     174,675
   15,500   Mid-America Apartment Communities, Inc. ....     374,906
   22,000   New Plan Excel Realty Trust ................     303,875
   20,400   Tanger Factory Outlet Centers, Inc. ........     429,675
                                                          ----------
                                                           1,778,819
                                                          ----------

            RETAIL--7.35%
   25,500   Dress Barn, Inc.* ..........................     543,469
   74,200   Stein Mart, Inc.* ..........................     871,850
                                                          ----------
                                                           1,415,319
                                                          ----------
            TEXTILES--0.69%
   38,200   Guilford Mills, Inc. .......................     133,700
                                                          ----------

            TRANSPORTATION--13.32%
   46,800   Arnold Industries, Inc. ....................     728,325
   20,500   Landstar Systems, Inc.* ....................   1,045,500
   29,800   Wisconsin Central Transportation Corp.*.....     398,575
    8,900   XTRA Corp.* ................................     394,938
                                                          ----------
                                                           2,567,338
                                                          ----------


                        See Notes to Financial Statements                    31

SPECIAL SMALL CAP FUND                                        [undiscovered
Portfolio of Investments .....August 31, 2000                 managers(TM) LOGO]


                                                             VALUE
    SHARES                                                  (NOTE 2)
    ------                                                  --------
   TOTAL COMMON STOCKS
   (Cost $18,907,673)...................................  $ 19,386,948
                                                          ------------

TOTAL INVESTMENTS--100.61%
   (Cost $18,907,673)...................................    19,386,948
                                                          ------------

NET OTHER ASSETS AND LIABILITIES--(0.61%) ..............      (118,490)
                                                          ------------

NET ASSETS--100.00%.....................................  $ 19,268,458
                                                          ============


----------------------------------------
*     Non-income producing security


32                       See Notes to Financial Statements

SMALL CAP VALUE FUND                                          [undiscovered
Portfolio of Investments .....August 31, 2000                 managers(TM) LOGO]

                                                     VALUE
    SHARES                                          (NOTE 2)
    ------                                          --------
COMMON STOCKS--93.19%

         ADVERTISING--1.35%
10,100   True North Communications, Inc. ........  $   468,387
                                                   -----------
         AIRLINES/AIR TRANSPORTATION--2.23%
31,000   Airborne Freight Corp...................      463,063
12,000   Alaska Air Group, Inc.*.................      312,000
                                                   -----------
                                                       775,063
                                                   -----------
         BASIC INDUSTRIES--1.10%
40,000   RPM, Inc...............................       382,500
                                                   -----------
         BASIC MATERIALS--5.19%
32,000   AptarGroup, Inc........................       746,000
70,000   Intermet Corp..........................       542,500
25,000   Reliance Steel & Aluminum Co. .........       515,625
                                                   -----------
                                                     1,804,125
                                                   -----------
         BUILDING & CONSTRUCTION--1.52%
30,000   NCI Building Systems, Inc.*............       528,750
                                                   -----------
         CAPITAL GOODS--1.74%
17,100   Graco, Inc.............................       605,981
                                                   -----------
         CHEMICALS--2.43%
18,000   Cambrex Corp...........................       844,875
                                                   -----------
         COMPUTER HARDWARE & SOFTWARE--3.22%
12,200   Adaptec, Inc.*.........................       298,900
20,000   Printronix, Inc.*......................       228,125
43,300   Progress Software Corp.*...............       592,669
                                                   -----------
                                                     1,119,694
                                                   -----------
         CONGLOMERATES--4.34%
13,000   Lancaster Colony Corp..................       299,812
45,000   Stewart & Stevenson Services, Inc......       725,625
30,000   United Dominion Industries, Ltd........       481,875
                                                   -----------
                                                     1,507,312
                                                   -----------
         CONSUMER PRODUCTS--2.51%
25,000   Coachmen Industries, Inc...............       278,125
33,500   Rayovac Corp.*.........................       594,625
                                                   -----------
                                                       872,750
                                                   -----------
         ELECTRONICS--18.73%
25,000   Arrow Electronics, Inc.*...............       909,375
 1,900   Black Hills Corp. .....................        48,450
20,900   C&D Technologies, Inc..................     1,154,725
30,000   Diebold, Inc...........................       847,500
60,000   Innovex, Inc.*.........................       900,000
30,000   Park Electrochemical Corp..............     1,205,625
40,000   Quixote Corp...........................       640,000
29,000   Silicon Valley Group, Inc.*............       808,375
                                                   -----------
                                                     6,514,050
                                                   -----------

         FINANCIAL SERVICES--7.46%
17,000   Centura Banks, Inc.....................       600,313
25,000   FirstMerit Corp.  .....................       582,812
20,000   National Data Corp.....................       587,500
25,000   Prosperity Bancshares, Inc.............       410,938
46,646   Republic Bancorp, Inc..................       413,983
                                                   -----------
                                                     2,595,546
                                                   -----------
         FOOD & BEVERAGE--5.81%
30,000   Corn Products International, Inc.......       753,750
42,000   Ralcorp Holdings, Inc.*................       567,000
14,000   Suiza Foods Corp.*.....................       700,000
                                                   -----------
                                                     2,020,750
                                                   -----------
         FURNITURE--3.14%
19,500   Ethan Allen Interiors, Inc.............       525,281
21,000   Hon Industries, Inc....................       565,688
                                                   -----------
                                                     1,090,969
                                                   -----------
         INSURANCE--2.20%
16,000   RenaissanceRe Holdings, Ltd............       766,000
                                                   -----------
         MACHINERY--2.86%
32,000   Kulicke & Soffa Industries, Inc.*......       582,000
18,000   Manitowoc Co., Inc.....................       412,875
                                                   -----------
                                                       994,875
                                                   -----------
         MEDICAL PRODUCTS--5.30%
20,000   DENTSPLY International, Inc............       667,500
25,000   Lincare Holdings, Inc.*................       637,500
30,000   Ocular Sciences, Inc.*.................       322,500
23,700   Spacelabs Medical, Inc.*...............       214,781
                                                   -----------
                                                     1,842,281
                                                   -----------

         OIL, GAS & PETROLEUM--6.30%
54,500   Key Production Co., Inc.*..............       981,000
40,000   Trico Marine Services, Inc.*...........       580,000
30,000   Vintage Petroleum, Inc.................       630,000
                                                   -----------
                                                     2,191,000
                                                   -----------
         PAPER & RELATED PRODUCTS--1.00%
39,000   Wausau-Mosinee Paper Corp..............       346,125
                                                   -----------

         PUBLISHING--4.99%
20,000   Houghton Mifflin Co....................       983,750
26,000   Valassis Communications, Inc.*.........       750,750
                                                   -----------
                                                     1,734,500
                                                   -----------
         RESTAURANTS--2.89%
25,000   Applebee's International, Inc..........       567,188
54,000   Ryan's Family Steak Houses, Inc.*......       438,750
                                                   -----------
                                                     1,005,938
                                                   -----------



                                                                              33
                       See Notes to Financial Statements

SMALL CAP VALUE FUND                                          [undiscovered
Portfolio of Investments .....August 31, 2000                 managers(TM) LOGO]

                                                     VALUE
    SHARES                                          (NOTE 2)
    ------                                          --------

         RETAIL--2.75%
25,000   Group 1 Automotive, Inc.*.............  $     275,000
45,000   Ross Stores, Inc......................        680,625
                                                 -------------
                                                       955,625
                                                 -------------
         TECHNOLOGY--0.78%
45,000   MAPICS, Inc.*.........................        270,000
                                                 -------------

         TELECOMMUNICATIONS--2.62%
22,000   CommScope, Inc.*......................        548,625
40,000   World Access, Inc.*...................        362,500
                                                 -------------
                                                       911,125
                                                 -------------
         TRANSPORTATION--0.73%
 5,000   Landstar Systems, Inc.* ..............        255,000
                                                 -------------
   TOTAL COMMON STOCKS
   (Cost $31,032,097)..........................     32,403,221
                                                 -------------
TOTAL INVESTMENTS--93.19%
   (Cost $31,032,097)..........................     32,403,221
                                                 -------------
NET OTHER ASSETS AND LIABILITIES--6.81%              2,366,451
                                                 -------------
NET ASSETS--100.00%............................  $  34,769,672
                                                 =============

-------------------------------
*      Non-income producing security








34
                        See Notes to Financial Statements

HIDDEN VALUE FUND                                             [undiscovered
Portfolio of Investments .....August 31, 2000                 managers(TM) LOGO]


                                                                      VALUE
   SHARES                                                            (NOTE 2)
   ------                                                            --------
COMMON STOCKS--96.06%

            ADVERTISING--2.57%
   3,000    True North Communications, Inc. ...............     $     139,125
                                                                -------------
            AEROSPACE & DEFENSE--2.27%
   3,000    Goodrich (B.F.) Co. ...........................           122,437
                                                                -------------
            AUTOMOBILE--2.74%
   6,000    Dana Corp. ....................................           148,125
                                                                -------------
            BASIC MATERIALS--1.87%
   2,500    PPG Industries, Inc. ..........................           101,250
                                                                -------------
            BUILDING MATERIALS--2.67%
   2,300    Southdown, Inc. ...............................           144,325
                                                                -------------
            BUSINESS SERVICES--2.51%
   7,500    Reynolds & Reynolds Co., Class A ..............           135,937
                                                                -------------
            CAPITAL GOODS--0.93%
   2,000    Crane Co. .....................................            50,250
                                                                -------------
            COMPUTER HARDWARE & SOFTWARE--4.60%
   9,000    Compuware Corp.* ..............................            95,062
   1,400    Seagate Technology, Inc.* .....................            83,125
   5,400    Unisys Corp.* .................................            70,200
                                                                -------------
                                                                      248,387
                                                                -------------
            CONGLOMERATES--2.11%
   2,500    TRW, Inc. .....................................           114,219
                                                                -------------
            CONSUMER PRODUCTS--5.03%
  10,000    Hasbro, Inc. ..................................           123,125
   3,900    Maytag Corp. ..................................           148,687
                                                                -------------
                                                                      271,812
                                                                -------------
            ELECTRONICS--12.05%
   4,200    Arrow Electronics, Inc.* ......................           152,775
   5,500    Diebold, Inc. .................................           155,375
   4,500    Rockwell International Corp. ..................           181,969
   4,000    Vishay Intertechnology, Inc.* .................           161,250
                                                                -------------
                                                                      651,369
                                                                -------------
            FINANCIAL SERVICES--16.20%
   4,000    Block (H&R), Inc. .............................           143,500
   6,000    Charter One Financial, Inc. ...................           142,500
   3,000    FleetBoston Financial Corp. ...................           128,062
   5,000    Knight Trading Group, Inc.* ...................           156,875
   5,000    Mercantile Bankshares Corp. ...................           172,422
   4,700    SouthTrust Corp. ..............................           132,481
                                                                -------------
                                                                      875,840
                                                                -------------
            FOOD & BEVERAGE--1.86%
   5,500    ConAgra, Inc. .................................           100,719
                                                                -------------
            INSURANCE--3.00%
   3,400    St. Paul Companies, Inc. ......................           161,925
                                                                -------------
            MEDICAL PRODUCTS--5.27%
   4,400    Becton, Dickinson and Co. .....................           132,550
   1,200    DENTSPLY International, Inc. ..................            40,050
   4,400    Lincare Holdings, Inc.* .......................           112,200
                                                                -------------
                                                                      284,800
                                                                -------------
            OFFICE PRODUCTS--0.59%
   2,000    Xerox Corp. ...................................            32,125
                                                                -------------
            OIL, GAS & PETROLEUM--6.58%
   2,500    Kerr-McGee Corp. ..............................           157,969
   2,000    Tidewater, Inc. ...............................            80,750
   3,500    Unocal Corp. ..................................           116,813
                                                                -------------
                                                                      355,532
                                                                -------------
            PUBLISHING--10.29%
   5,000    Dun & Bradstreet Corp. ........................           165,000
   2,000    Gannett Co., Inc. .............................           113,250
   3,500    Knight-Ridder, Inc. ...........................           191,188
   3,000    Valassis Communications, Inc.* ................            86,625
                                                                -------------
                                                                      556,063
                                                                -------------
            REAL ESTATE INVESTMENT TRUST--2.23%
   4,600    Mack-Cali Realty Corp. ........................           120,463
                                                                -------------
            RESTAURANTS--2.38%
   5,600    Outback Steakhouse, Inc.* .....................           128,450
                                                                -------------
            RETAIL--3.93%
   3,500    BJ's Wholesale Club, Inc.* ....................           118,563
   6,200    Ross Stores, Inc. .............................            93,775
                                                                -------------
                                                                      212,338
                                                                -------------
            TELECOMMUNICATIONS--2.32%
     800    Andrew Corp.* .................................            23,700
  11,200    World Access, Inc.* ...........................           101,500
                                                                -------------
                                                                      125,200
                                                                -------------
            TRAVEL SERVICES--2.06%
   4,000    Sabre Holdings Corp.* .........................           111,500
                                                                -------------
    TOTAL COMMON STOCKS
    (Cost $5,237,609) .....................................         5,192,191
                                                                -------------
TOTAL INVESTMENTS--96.06%
    (Cost $5,237,609) .....................................         5,192,191
                                                                -------------
NET OTHER ASSETS AND LIABILITIES--3.94% ...................           212,979
                                                                -------------
NET ASSETS--100.00% .......................................     $   5,405,170
                                                                =============

----------
*     Non-income producing security.



                       See Notes to Financial Statements                      35

ALL CAP VALUE FUND                                            [undiscovered
Portfolio of Investments .....August 31, 2000                 managers(TM) LOGO]


                                                                      VALUE
   SHARES                                                            (NOTE 2)
   ------                                                            --------
COMMON STOCKS--95.93%

            AEROSPACE & DEFENSE--5.67%
      350   Boeing Co. ...................................      $      18,769
      500   Honeywell International, Inc. ................             19,281
                                                                -------------
                                                                       38,050
                                                                -------------
            AUTOMOBILE--2.52%
      699   Ford Motor Co. ...............................             16,907
                                                                -------------
            BANKS--6.27%
     600    Bank One Corp. ...............................             21,150
     375    Chase Manhattan Corp. ........................             20,953
                                                                -------------
                                                                       42,103
                                                                -------------
            BASIC MATERIALS--2.97%
     600    Alcoa, Inc. ..................................             19,950
                                                                -------------
            BROADCAST, RADIO & TV--2.51%
     700    USA Networks, Inc.* ..........................             16,844
                                                                -------------
            COMPUTER HARDWARE & SOFTWARE--9.41%
     190    International Business Machines Corp. ........             25,080
     300    Sun Microsystems, Inc.* ......................             38,081
                                                                -------------
                                                                       63,161
                                                                -------------
            CONSUMER PRODUCTS--7.32%
     700    Avon Products, Inc. ..........................             27,431
     600    Clorox Co. ...................................             21,712
                                                                -------------
                                                                       49,143
                                                                -------------
            CONSUMER SERVICES--2.24%
     800    TJX Companies, Inc. ..........................             15,050
                                                                -------------
            ELECTRONICS--8.34%
     400    Advanced Micro Devices* ......................             15,050
     500    American Power Conversion Corp.* .............             11,906
     150    General Electric Co. .........................              8,803
     500    Rockwell International Corp. .................             20,219
                                                                -------------
                                                                       55,978
                                                                -------------
            FINANCIAL SERVICES--12.50%
     450    American Express Co. .........................             26,606
     401    Citigroup, Inc. ..............................             23,389
     400    FleetBoston Financial Corp. ..................             17,075
     400    Freddie Mac ..................................             16,850
                                                                -------------
                                                                       83,920
                                                                -------------
            HEALTH CARE SERVICES--3.23%
     400    American Home Products Corp. .................             21,675
                                                                -------------
            INSURANCE--6.53%
     700    Allstate Corp. ...............................             20,344
     400    MGIC Investment Corp. ........................             23,525
                                                                -------------
                                                                       43,869
                                                                -------------
            MEDICAL PRODUCTS--3.16%
     400    Bristol-Myers Squibb Co. .....................             21,200
                                                                -------------
            OIL, GAS & PETROLEUM--8.40%
     700    BP Amoco Plc, ADR ............................             38,675
     450    Burlington Resources, Inc. ...................             17,691
                                                                -------------
                                                                       56,366
                                                                -------------
            RETAIL--6.05%
     300    CVS Corp. ....................................             11,138
   1,300    Kroger Co.* ..................................             29,494
                                                                -------------
                                                                       40,632
                                                                -------------
            TECHNOLOGY--4.67%
     500    Motorola, Inc. ...............................             18,031
     300    National Semiconductor Corp.* ................             13,350
                                                                -------------
                                                                       31,381
                                                                -------------
            TELECOMMUNICATIONS--4.14%
     300    Tellabs, Inc.* ...............................             16,856
     300    WorldCom, Inc.* ..............................             10,950
                                                                -------------
                                                                       27,806
                                                                -------------
    TOTAL COMMON STOCKS
    (Cost $556,978) ......................................            644,035
                                                                -------------
TOTAL INVESTMENTS--95.93%
    (Cost $556,978) ......................................            644,035
                                                                -------------
NET OTHER ASSETS AND LIABILITIES--4.07% ..................             27,321
                                                                -------------
NET ASSETS--100.00% ......................................      $     671,356
                                                                =============

----------
*        Non-income producing security
ADR      American Depository Receipt



36                     See Notes to Financial Statements

CORE EQUITY FUND                                              [undiscovered
Portfolio of Investments .....August 31, 2000                 managers(TM) LOGO]


                                                                      VALUE
   SHARES                                                            (NOTE 2)
   ------                                                            --------
COMMON STOCKS--91.61%

            AIRLINES/AIR TRANSPORTATION--1.49%
   1,700    Delta Air Lines, Inc. .........................     $      84,150
                                                                -------------
            AUTOMOBILE--4.97%
   2,537    Delphi Automotive Systems Corp. ...............            41,702
   3,300    General Motors Corp. ..........................           238,219
                                                                -------------
                                                                      279,921
                                                                -------------
            BANKS--12.60%
   5,100    Bank of America Corp. .........................           273,169
   4,700    Bank of New York Co., Inc. ....................           246,456
   4,400    Wells Fargo & Co. .............................           190,025
                                                                -------------
                                                                      709,650
                                                                -------------
            BASIC MATERIALS--2.36%
   4,000    Alcoa, Inc. ...................................           133,000
                                                                -------------
            COMPUTER HARDWARE & SOFTWARE--3.30%
   3,500    Compaq Computer Corp. .........................           119,219
   2,100    Computer Associates International, Inc. .......            66,675
                                                                -------------
                                                                      185,894
                                                                -------------
            CONSUMER PRODUCTS--7.97%
   2,300    Hershey Foods Corp. ...........................            98,181
   4,500    Kimberly-Clark Corp. ..........................           263,250
   2,300    Whirlpool Corp. ...............................            87,400
                                                                -------------
                                                                      448,831
                                                                -------------
            DIVERSIFIED--4.78%
   3,700    American General Corp. ........................           269,406
                                                                -------------
            FINANCIAL SERVICES--3.91%
   4,100    Fannie Mae ....................................           220,375
                                                                -------------
            HEALTH CARE SERVICES--3.95%
   4,100    American Home Products Corp. ..................           222,169
                                                                -------------
            INSURANCE--4.51%
   2,850    American International Group, Inc. ............           254,006
                                                                -------------
            MACHINERY--3.32%
   4,100    Ingersoll-Rand Co. ............................           186,806
                                                                -------------
            MANUFACTURING--3.49%
   2,600    Caterpillar, Inc. .............................            95,550
   1,800    Illinois Tool Works, Inc. .....................           100,913
                                                                -------------
                                                                      196,463
                                                                -------------
            OFFICE PRODUCTS--3.17%
   3,300    Avery Dennison Corp. ..........................           178,406
                                                                -------------
            OIL, GAS & PETROLEUM--4.49%
   3,100    Exxon Mobil Corp. .............................           253,038
                                                                -------------
            RETAIL--15.25%
   7,500    Costco Wholesale Corp.* .......................           258,281
   9,100    May Department Stores Co. .....................           208,731
   3,700    Safeway, Inc.* ................................           182,456
   9,000    Target Corp. ..................................           209,250
                                                                -------------
                                                                      858,718
                                                                -------------
            SEMICONDUCTORS--7.04%
   1,300    Applied Materials, Inc.* ......................           112,206
   3,800    Intel Corp. ...................................           284,525
                                                                -------------
                                                                      396,731
                                                                -------------
            TELECOMMUNICATIONS--5.01%
   3,000    AT&T Corp. ....................................            94,500
   4,300    Verizon Communications ........................           187,588
                                                                -------------
                                                                      282,088
                                                                -------------
    TOTAL COMMON STOCKS
    (Cost $4,987,633) .....................................         5,159,652
                                                                -------------
TOTAL INVESTMENTS--91.61%
    (Cost $4,987,633) .....................................         5,159,652
                                                                -------------
NET OTHER ASSETS AND LIABILITIES--8.39% ...................           472,443
                                                                -------------
NET ASSETS--100.00% .......................................     $   5,632,095
                                                                =============

----------
*     Non-income producing security



                       See Notes to Financial Statements                      37

INTERNATIONAL SMALL CAP EQUITY FUND                           [undiscovered
Portfolio of Investments .....August 31, 2000                 managers(TM) LOGO]


                                                                      VALUE
   SHARES                                                            (NOTE 2)
   ------                                                            --------
COMMON STOCKS--97.06%

            AUSTRIA--4.11%
   9,800    BWT AG ........................................     $     328,821
   2,200    Pankl Racing Systems AG (Berlin)* .............            56,632
   3,000    Pankl Racing Systems AG (EASDAQ)* .............            74,829
  30,000    Uproar, Ltd.* .................................           191,732
   2,380    Yline Internet Business Services AG* ..........           211,261
                                                                -------------
                                                                      863,275
                                                                -------------
            BELGIUM--0.79%
   3,250    Creyf's N.V. ..................................            84,411
  10,000    Internoc Holding N.V.* ........................            12,871
   3,900    Xeikon N.V. ADR* ..............................            67,762
                                                                -------------
                                                                      165,044
                                                                -------------
            CZECH REPUBLIC--1.33%
   6,200    Ceske Radiokomunikace-GDR* ....................           278,070
                                                                -------------
            DENMARK--0.80%
     670    NKT Holding A/S ...............................           167,562
                                                                -------------
            FRANCE--7.02%
   1,570    Belvedere SA ..................................            79,436
  18,000    Elior* ........................................           194,928
  10,890    Infogrames Entertainment SA* ..................           317,062
   8,000    Jet Multimedia ................................           446,666
   1,110    Publicis SA ...................................           434,514
                                                                -------------
                                                                    1,472,606
                                                                -------------
            GERMANY--4.19%
   2,320    Boewe Systec AG ...............................            49,424
  10,400    QIAGEN N.V.* ..................................           496,658
   3,300    Rhoen-Klinikum AG .............................           141,775
  10,670    Vossloh AG ....................................           190,466
                                                                -------------
                                                                      878,323
                                                                -------------
            GREECE--0.08%
   1,800    Ideal Group SA* ...............................            16,212
                                                                -------------
            HONG KONG--1.25%
  90,000    Asia Satellite Telecommunications
                Holdings, Ltd. ............................           263,104
                                                                -------------
            ITALY--2.26%
   5,900    Banca Popolare Commercio e Industria Scrl .....           137,684
  23,750    Brembo S.p.A ..................................           223,466
  13,500    Carraro S.p.A .................................            39,904
  21,475    Ferretti S.p.A* ...............................            73,771
                                                                -------------
                                                                      474,825
                                                                -------------
            JAPAN--32.37%
  47,000    Asia Securities Printing Co., Ltd..............           608,101
  13,200    Aucnet, Inc. ..................................           642,303
   2,000    Colin Corp. ...................................           135,008
  39,000    Daifuku Co., Ltd. .............................           421,226
   3,100    Dentsu Tec, Inc. ..............................           337,146
   5,000    Diamond Computer Service Co., Ltd. ............            59,301
   6,000    Doutor Coffee Co., Ltd. .......................           458,466
   3,500    Drake Beam Morin-Japan, Inc. ..................           426,589
  14,500    Happinet Corp. ................................           322,192
   2,000    Konami Co., Ltd. ..............................           165,385
   4,000    Lasertec Corp. ................................            82,505
   6,000    Meitec Corp. ..................................           277,330
   7,000    Mimasu Semiconductor Industry Co., Ltd. .......           118,198
  19,000    Ministop Co., Ltd. ............................           422,183
   4,000    Moshi Moshi Hotline, Inc. .....................           365,648
  12,400    Paltek Corp. ..................................           430,152
   3,510    Paris Miki, Inc. ..............................           193,830
  12,000    Secom Techno Service Co., Ltd. ................           299,269
   6,000    Ushio, Inc. ...................................           153,853
  12,500    Wilson Learning Worldwide, Inc. ...............           351,584
  25,000    Woodland Corp. ................................           520,345
                                                                -------------
                                                                    6,790,614
                                                                -------------
            NETHERLANDS--8.41%
   7,940    Fugro N.V. ....................................           444,020
   4,235    Koninklijke Frans Maas Groep N.V. .............            92,852
   8,000    Landis Group N.V.* ............................           139,184
  10,700    Pharming Group N.V.* ..........................           125,372
   9,300    Prolion Holding N.V.* .........................           198,124
  16,600    Scala Business Solutions N.V.* ................            34,627
  11,100    Tele Atlas BV* ................................           216,764
  22,000    Unique International N.V.......................           512,618
                                                                -------------
                                                                    1,763,561
                                                                -------------
            POLAND--0.37%
   3,100    Prokom Software SA ............................            77,500
                                                                -------------
            SINGAPORE--1.40%
 590,000    Informatics Holdings, Ltd. ....................           293,097
                                                                -------------
            SPAIN--0.92%
   5,200    Funespana SA ..................................            37,619
  12,820    Prosegur, CIA de Seguridad SA .................           156,471
                                                                -------------
                                                                      194,090
                                                                -------------
            SWEDEN--3.26%
  29,350    AU-System AB* .................................           264,358
  19,000    IBS AB* .......................................            72,481
  10,000    Nobel Biocare AB ..............................           227,827
   8,000    Semcon AB .....................................           119,530
                                                                -------------
                                                                      684,196
                                                                -------------



38                     See Notes to Financial Statements

INTERNATIONAL SMALL CAP EQUITY FUND                           [undiscovered
Portfolio of Investments .....August 31, 2000                 managers(TM) LOGO]


                                                                      VALUE
   SHARES                                                            (NOTE 2)
   ------                                                            --------
            SWITZERLAND--12.96%
   2,650    Charles Voegele Holding AG ....................     $     489,839
     530    Gretag-Macbeth Holding AG .....................           297,250
     440    PubliGroupe SA ................................           348,565
     900    Selecta Group .................................           229,908
     960    SEZ Holding AG ................................           789,162
   1,000    Swisslog Holding AG ...........................           563,146
                                                                -------------
                                                                    2,717,870
                                                                -------------
            UNITED KINGDOM--15.54%
   8,100    Autonomy Corp. Plc* ...........................           459,675
  81,000    Cordiant Communications Group Plc .............           400,138
  60,316    Corporate Services Group Plc* .................            88,819
  29,100    Eidos Plc* ....................................           208,980
   9,971    Filtronic Plc .................................           175,761
   7,700    Granger Telecom Plc-GDR* ......................            29,260
   4,500    International Quantum Epitaxy Plc* ............           472,500
  63,600    Knowledge Management Software Plc* ............           202,073
  20,000    Psion Plc .....................................           255,341
  56,000    Saatchi & Saatchi Plc .........................           404,193
 106,000    Scoot.com Plc* ................................           195,691
   3,100    SurfControl Plc* ..............................           317,750
   5,200    Torridon Plc* .................................            50,700
                                                                -------------
                                                                    3,260,881
                                                                -------------
    TOTAL COMMON STOCKS
    (Cost $17,156,568) ....................................        20,360,830
                                                                -------------
TOTAL INVESTMENTS--97.06%
    (Cost $17,156,568) ....................................        20,360,830
                                                                -------------
NET OTHER ASSETS AND LIABILITIES--2.94% ...................           616,352
                                                                -------------
NET ASSETS--100.00% .......................................     $  20,977,182
                                                                =============

----------
*       Non-income producing security
ADR     American Depository Receipt
GDR     Global Depository Receipt



                       See Notes to Financial Statements                      39

INTERNATIONAL EQUITY FUND                                     [undiscovered
Portfolio of Investments .....August 31, 2000                 managers(TM) LOGO]


                                                                      VALUE
   SHARES                                                            (NOTE 2)
   ------                                                            --------
COMMON STOCKS--94.80%

            BELGIUM--0.74%
   4,000    Fortis ........................................     $     121,466
                                                                -------------
            BRAZIL--1.00%
   4,500    Telesp Celular Participacoes SA ADR ...........           165,375
                                                                -------------
            DENMARK--1.28%
   1,045    Novo Nordisk A/S, Class B .....................           212,188
                                                                -------------
            FINLAND--3.53%
   9,170    Nokia Oyj .....................................           401,860
   5,460    Sonera Oyj ....................................           182,231
                                                                -------------
                                                                      584,091
                                                                -------------
            FRANCE--13.46%
   5,500    Alcatel .......................................           449,395
   5,510    Aventis SA ....................................           413,285
   1,100    Cap Gemini SA .................................           229,458
   4,850    CNP Assurances ................................           152,831
     925    Compagnie de Saint-Gobain .....................           122,997
     320    Essilor International SA ......................            88,623
   1,000    Sidel SA ......................................            68,083
   2,879    Total Fina Elf SA .............................           427,031
   3,379    Vivendi SA ....................................           275,942
                                                                -------------
                                                                    2,227,645
                                                                -------------
            GERMANY--5.95%
     500    AXA Colonia Konzern AG ........................            46,424
   3,335    Deutsche Telekom AG ...........................           128,774
     750    Fresenius AG ..................................           176,420
     900    SAP AG ........................................           228,481
   1,900    Siemens AG ....................................           306,106
   3,800    Volkswagen AG .................................            98,831
                                                                -------------
                                                                      985,036
                                                                -------------
            HONG KONG--0.49%
   5,750    Hutchison Whampoa, Ltd. .......................            81,098
                                                                -------------
            ITALY--5.39%
   8,900    Alleanza Assicurazioni ........................           109,898
  17,250    San Paolo-IMI S.p.A. ..........................           305,933
  21,000    Telecom Italia S.p.A. .........................           257,987
  42,300    UniCredito Italiano S.p.A. ....................           218,527
                                                                -------------
                                                                      892,345
                                                                -------------
            JAPAN--23.15%
   4,300    Asatsu-DK, Inc. ...............................           160,857
     300    Bellsystem24, Inc. ............................           144,290
   3,000    Canon, Inc. ...................................           134,165
   5,300    FamilyMart Co., Ltd. ..........................           158,016
   2,000    Fuji Machine Manufacturing. Co., Ltd. .........            93,193
   4,000    Honda Motor Co., Ltd. .........................           146,259
   2,000    Hoya Corp. ....................................           191,262
   3,000    Matsushita Communication Industrial Co., Ltd...           414,870
  13,000    Mitsui Fudosan Co., Ltd. ......................           140,774
   1,500    Murata Manufacturing Co., Ltd. ................           227,405
  11,000    NEC Corp. .....................................           314,551
  10,000    Nomura Securities Co., Ltd. ...................           233,921
      10    NTT DoCoMo, Inc. ..............................           264,392
   9,000    Sanwa Bank, Ltd. ..............................            85,140
   3,000    Secom Co., Ltd. ...............................           218,545
   4,000    Shin-Etsu Chemical Co., Ltd. ..................           196,512
   2,900    Sony Corp. ....................................           323,551
   9,000    Sumitomo Bank, Ltd. ...........................           111,382
   4,000    Tokio Marine & Fire Insurance Co., Ltd. .......            40,615
   9,000    Ushio, Inc. ...................................           230,780
                                                                -------------
                                                                    3,830,480
                                                                -------------
            NETHERLANDS--8.10%
   3,875    Buhrmann N.V. .................................           109,897
   1,450    Gucci Group N.V. ..............................           150,590
   3,734    ING Groep N.V. Coupons ........................             2,310
   3,734    ING Groep N.V. ................................           249,912
   3,000    Koninklijke Numico N.V. .......................           151,522
  10,224    Koninklijke (Royal) Philips Electronics N.V. ..           497,319
   7,690    TNT Post Group N.V. ...........................           179,593
                                                                -------------
                                                                    1,341,143
                                                                -------------
            SINGAPORE--0.91%
  12,500    DBS Group Holdings, Ltd. ......................           151,066
                                                                -------------
            SWEDEN--4.37%
  11,800    ForeningsSparbanken AB (Swedbank) .............           175,681
   2,775    NetCom AB, Class B* ...........................           146,440
  19,800    Skandia Forsakrings AB ........................           400,742
                                                                -------------
                                                                      722,863
                                                                -------------
            SWITZERLAND--6.83%
      38    Compagnie Financiere Richemont AG, Class A ....           107,608
   1,035    Credit Suisse Group ...........................           216,269
      95    Nestle SA .....................................           204,724
      21    Roche Holding AG ..............................           188,060
     200    Selecta Group .................................            51,091
      50    SEZ Holding AG ................................            41,102
   2,210    UBS AG ........................................           321,604
                                                                -------------
                                                                    1,130,458
                                                                -------------



40                     See Notes to Financial Statements

INTERNATIONAL EQUITY FUND                                     [undiscovered
Portfolio of Investments .....August 31, 2000                 managers(TM) LOGO]


                                                                      VALUE
   SHARES                                                            (NOTE 2)
   ------                                                            --------
            UNITED KINGDOM--19.60%
  15,800    British Sky Broadcasting Group Plc* ...........     $     256,963
  14,800    British Telecommunications Plc ................           187,879
  25,000    Cadbury Schweppes Plc .........................           143,629
   5,400    Glaxo Wellcome Plc ............................           155,198
  15,740    Granada Compass Plc* ..........................           193,760
  38,000    Invensys Plc ..................................           148,301
  40,050    Lloyds TSB Group Plc ..........................           376,517
  33,000    National Grid Group Plc .......................           270,023
  37,000    Shell Transport & Trading Co. Plc .............           315,636
  21,000    SmithKline Beecham Plc ........................           273,439
 154,916    Vodafone Group Plc ............................           625,373
  20,900    WPP Group Plc .................................           296,546
                                                                -------------
                                                                    3,243,264
                                                                -------------
    TOTAL COMMON STOCKS
    (Cost $14,858,328) ....................................        15,688,518
                                                                -------------
TOTAL INVESTMENTS--94.80%
    (Cost $14,858,328) ....................................        15,688,518
                                                                -------------
NET OTHER ASSETS AND LIABILITIES--5.20% ...................           860,018
                                                                -------------
NET ASSETS--100.00% .......................................     $  16,548,536
                                                                =============

----------
*     Non-income producing security
ADR   American Depository Receipt



                       See Notes to Financial Statements                      41

STATEMENTS OF ASSETS AND LIABILITIES                          [undiscovered
 ........................August 31, 2000                       managers(TM) LOGO]

                                                                                                       BEHAVIORAL
                                                                        BEHAVIORAL      BEHAVIORAL     LONG/SHORT         REIT
                                                                        GROWTH FUND     VALUE FUND        FUND            FUND
                                                                        ------------   ------------    -----------    ------------
ASSETS:
   Investments:
      Investments at cost ...........................................   $218,685,986   $ 15,539,838    $ 3,864,506    $ 39,653,071
      Net unrealized appreciation (depreciation) ....................     58,259,739      3,671,053        244,500       5,090,835
                                                                        ------------   ------------    -----------    ------------
         Total investments at value .................................    276,945,725     19,210,891      4,109,006      44,743,906
   Cash .............................................................      7,294,681      2,244,371             --         312,603
   Deposit with broker for securities sold short ....................             --             --      3,960,787              --
   Foreign currencies, at value (1) .................................             --             --             --              --
   Receivables:
      Investments sold ..............................................      1,024,077             --        531,247         335,559
      Fund shares sold ..............................................        772,521         40,551             --          63,200
      Dividends and interest ........................................         45,361          8,366          7,152          69,454
   Organization costs ...............................................         14,855             --             --          14,872
   Prepaid expenses and other assets ................................         31,035          7,156          7,739           1,212
                                                                        ------------   ------------    -----------    ------------
         Total Assets ...............................................    286,128,255     21,511,335      8,615,931      45,540,806
                                                                        ------------   ------------    -----------    ------------
LIABILITIES:
   Payables:
      Investments purchased .........................................        382,386        446,638        578,396          93,869
      Fund shares redeemed ..........................................        302,133          1,053             --          53,325
      Securities sold short, at value (Proceeds $3,811,277) .........             --             --      3,727,383              --
      Dividends .....................................................             --             --          4,305              --
      Investment advisory fees - net ................................        216,548         17,511          5,646          41,754
      Service and distribution fees .................................          7,568             --             --             425
      Administration fees ...........................................         57,640          4,194            917           9,899
      Accrued expenses and other payables ...........................        137,387         27,024         64,512          20,183
                                                                        ------------   ------------    -----------    ------------
         Total Liabilities ..........................................      1,103,662        496,420      4,381,159         219,455
                                                                        ------------   ------------    -----------    ------------
NET ASSETS ..........................................................   $285,024,593   $ 21,014,915    $ 4,234,772    $ 45,321,351
                                                                        ============   ============    ===========    ============
NET ASSETS CONSIST OF:
   Paid-in capital (no par value) ...................................   $217,815,852   $ 17,723,494    $ 4,191,317    $ 41,387,151
   Undistributed net investment income (loss) .......................             --           (443)        82,706         833,913
   Accumulated net realized gain (loss) on investments, securities
      sold short and foreign currency ...............................      8,949,002       (379,189)      (367,645)     (1,990,548)
   Net unrealized appreciation (depreciation) on investments,
      securities sold short and foreign currency ....................     58,259,739      3,671,053        328,394       5,090,835
                                                                        ------------   ------------    -----------    ------------
TOTAL NET ASSETS ....................................................   $285,024,593   $ 21,014,915    $ 4,234,772    $ 45,321,351
                                                                        ============   ============    ===========    ============
SHARES OF BENEFICIAL INTEREST
   Institutional Class:
   Net Assets .......................................................   $263,267,679   $ 21,014,915    $ 4,234,772    $ 44,557,643

   Shares of beneficial interest outstanding (unlimited shares
      authorized, no par value) .....................................      8,659,556      1,067,712        350,481       3,571,931
                                                                        ------------   ------------    -----------    ------------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .........   $      30.40   $      19.68    $     12.08    $      12.47
                                                                        ============   ============    ===========    ============
   Investor Class:
   Net Assets .......................................................   $ 19,076,614            N/A            N/A    $    388,450

   Shares of beneficial interest outstanding (unlimited shares
      authorized, no par value) .....................................        631,485            N/A            N/A          31,234
                                                                        ------------   ------------    -----------    ------------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .........   $      30.21            N/A            N/A    $      12.44
                                                                        ============   ============    ===========    ============
   C Class:
   Net Assets .......................................................   $  2,680,300            N/A            N/A    $    375,258

   Shares of beneficial interest outstanding (unlimited shares
      authorized, no par value) .....................................         89,409            N/A            N/A          30,375
                                                                        ------------   ------------    -----------    ------------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .........   $      29.98            N/A            N/A    $      12.35
                                                                        ============   ============    ===========    ============
   MAXIMUM OFFERING PRICE PER SHARE (NAV/99%) .......................   $      30.28            N/A            N/A    $      12.47
                                                                        ============   ============    ===========    ============

 (1) Cost of foreign currencies for International Small Cap Equity Fund and International Equity Fund is $425,699 and $345, respectively.

 * On December 22, 1999, the All Cap Value Fund ceased offering Investor Class shares and on December 28, 1999, all remaining shares were redeemed.



42                     See Notes to Financial Statements

                                                                       SPECIAL SMALL   SMALL CAP        HIDDEN        ALL CAP
                                                                         CAP FUND      VALUE FUND     VALUE FUND    VALUE FUND*
                                                                       -------------  ------------    -----------   -----------
ASSETS:
   Investments:
      Investments at cost ...........................................   $18,907,673   $ 31,032,097    $ 5,237,609    $ 556,978
      Net unrealized appreciation (depreciation) ....................       479,275      1,371,124        (45,418)      87,057
                                                                        -----------   ------------    -----------    ---------
         Total investments at value .................................    19,386,948     32,403,221      5,192,191      644,035
   Cash .............................................................       275,724      2,331,370        341,723       22,722
   Deposit with broker for securities sold short ....................            --             --             --           --
   Foreign currencies, at value (1) .................................            --             --             --           --
   Receivables:
      Investments sold ..............................................       245,297        817,123             --           --
      Fund shares sold ..............................................            --         76,134             --           --
      Dividends and interest ........................................        22,178         28,180         13,874        1,435
   Organization costs ...............................................        14,837         14,837         14,855       14,855
   Prepaid expenses and other assets ................................         1,788          9,717          1,516          180
                                                                        -----------   ------------    -----------    ---------
         Total Assets ...............................................    19,946,772     35,680,582      5,564,159      683,227
                                                                        -----------   ------------    -----------    ---------
LIABILITIES:
   Payables:
      Investments purchased .........................................       515,603        854,898        142,615           --
      Fund shares redeemed ..........................................        48,983          1,774             --           --
      Securities sold short, at value (Proceeds $3,811,277) .........            --             --             --           --
      Dividends .....................................................            --             --             --           --
      Investment advisory fees - net ................................        21,361         30,969          4,204          404
      Service and distribution fees .................................            --          1,778              7           14
      Administration fees ...........................................         8,216          7,344          1,117          139
      Accrued expenses and other payables ...........................        84,151         14,147         11,046       11,314
                                                                        -----------   ------------    -----------    ---------
         Total Liabilities ..........................................       678,314        910,910        158,989       11,871
                                                                        -----------   ------------    -----------    ---------
NET ASSETS ..........................................................   $19,268,458   $ 34,769,672    $ 5,405,170    $ 671,356
                                                                        ===========   ============    ===========    =========

NET ASSETS CONSIST OF:
   Paid-in capital (no par value) ...................................   $17,684,859   $ 32,800,363    $ 5,334,252    $ 624,433
   Undistributed net investment income (loss) .......................        82,643         (4,098)        29,031        6,103
   Accumulated net realized gain (loss) on investments, securities
      sold short and foreign currency ...............................     1,021,681        602,283         87,305      (46,237)
   Net unrealized appreciation (depreciation) on investments,
      securities sold short and foreign currency ....................       479,275      1,371,124        (45,418)      87,057
                                                                        -----------   ------------    -----------    ---------
TOTAL NET ASSETS ....................................................   $19,268,458   $ 34,769,672    $ 5,405,170    $ 671,356
                                                                        ===========   ============    ===========    =========
SHARES OF BENEFICIAL INTEREST
   Institutional Class:
   Net Assets .......................................................   $19,268,458   $ 29,170,754    $ 5,380,703    $ 654,212

   Shares of beneficial interest outstanding (unlimited shares
      authorized, no par value) .....................................     1,367,918      1,949,113        430,497       42,293
                                                                        -----------   ------------    -----------    ---------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .........   $     14.09   $      14.97    $     12.50    $   15.47
                                                                        ===========   ============    ===========    =========
   Investor Class:
   Net Assets .......................................................           N/A   $  5,178,623    $    24,467          N/A

   Shares of beneficial interest outstanding (unlimited shares
      authorized, no par value) .....................................           N/A        347,860          1,961          N/A
                                                                        -----------   ------------    -----------    ---------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .........           N/A   $      14.89    $     12.48          N/A
                                                                        ===========   ============    ===========    =========
   C Class:
   Net Assets .......................................................           N/A   $    420,295            N/A    $  17,144

   Shares of beneficial interest outstanding (unlimited shares
      authorized, no par value) .....................................           N/A         28,439            N/A        1,116
                                                                        -----------   ------------    -----------    ---------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .........           N/A   $      14.78            N/A    $   15.36
                                                                        ===========   ============    ===========    =========
   MAXIMUM OFFERING PRICE PER SHARE (NAV/99%) .......................           N/A   $      14.93            N/A    $   15.52
                                                                        ===========   ============    ===========    =========


                                                                                      INTERNATIONAL    INTERNATIONAL
                                                                           CORE         SMALL CAP         EQUITY
                                                                        EQUITY FUND    EQUITY FUND         FUND
                                                                        -----------   -------------    -------------
ASSETS:
   Investments:
      Investments at cost ...........................................   $ 4,987,633    $ 17,156,568    $ 14,858,328
      Net unrealized appreciation (depreciation) ....................       172,019       3,204,262         830,190
                                                                        -----------    ------------    ------------
         Total investments at value .................................     5,159,652      20,360,830      15,688,518
   Cash .............................................................       523,430       1,381,725       1,336,977
   Deposit with broker for securities sold short ....................            --              --              --
   Foreign currencies, at value (1) .................................            --         419,106             326
   Receivables:
      Investments sold ..............................................            --              --              --
      Fund shares sold ..............................................        43,893           9,247          22,187
      Dividends and interest ........................................        14,061          14,366          38,394
   Organization costs ...............................................        14,855              --              --
   Prepaid expenses and other assets ................................         3,396          15,082           4,815
                                                                        -----------    ------------    ------------
         Total Assets ...............................................     5,759,287      22,200,356      17,091,217
                                                                        -----------    ------------    ------------
LIABILITIES:
   Payables:
      Investments purchased .........................................       112,275       1,173,529         504,580
      Fund shares redeemed ..........................................           257              --              --
      Securities sold short, at value (Proceeds $3,811,277) .........            --              --              --
      Dividends .....................................................            --              --              --
      Investment advisory fees - net ................................         3,488          19,547          12,618
      Service and distribution fees .................................           275              --              97
      Administration fees ...........................................         1,176           4,266           3,333
      Accrued expenses and other payables ...........................         9,721          25,832          22,053
                                                                        -----------    ------------    ------------
         Total Liabilities ..........................................       127,192       1,223,174         542,681
                                                                        -----------    ------------    ------------
NET ASSETS ..........................................................   $ 5,632,095    $ 20,977,182    $ 16,548,536
                                                                        ===========    ============    ============
NET ASSETS CONSIST OF:
   Paid-in capital (no par value) ...................................   $ 5,481,679    $ 16,990,292    $ 14,996,714
   Undistributed net investment income (loss) .......................        38,270          (8,138)         (8,138)
   Accumulated net realized gain (loss) on investments, securities
      sold short and foreign currency ...............................       (59,873)        791,431         728,493
   Net unrealized appreciation (depreciation) on investments,
      securities sold short and foreign currency ....................       172,019       3,203,597         831,467
                                                                        -----------    ------------    ------------
TOTAL NET ASSETS ....................................................   $ 5,632,095    $ 20,977,182    $ 16,548,536
                                                                        ===========    ============    ============
SHARES OF BENEFICIAL INTEREST
   Institutional Class:
   Net Assets .......................................................   $ 4,788,265    $ 20,977,182    $ 16,427,194
   Shares of beneficial interest outstanding (unlimited shares
      authorized, no par value) .....................................       324,204         894,197         919,175
                                                                        -----------    ------------    ------------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .........   $     14.77    $      23.46    $      17.87
                                                                        ===========    ============    ============
   Investor Class:
   Net Assets .......................................................   $   784,479             N/A             N/A
   Shares of beneficial interest outstanding (unlimited shares
      authorized, no par value) .....................................        53,243             N/A             N/A
                                                                        -----------    ------------    ------------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .........   $     14.73             N/A             N/A
                                                                        ===========    ============    ============
   C Class:
   Net Assets .......................................................   $    59,351             N/A    $    121,342
   Shares of beneficial interest outstanding (unlimited shares
      authorized, no par value) .....................................         4,047             N/A    $      6,851
                                                                        -----------    ------------    ------------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .........   $     14.66             N/A    $      17.71
                                                                        ===========    ============    ============
   MAXIMUM OFFERING PRICE PER SHARE (NAV/99%) .......................   $     14.81             N/A    $      17.89
                                                                        ===========    ============    ============



                       See Notes to Financial Statements                      43

STATEMENTS OF OPERATIONS                                    [undiscovered
For the year ended August 31, 2000                          managers(TM) LOGO]



                                                                                                      BEHAVIORAL
                                                                    BEHAVIORAL       BEHAVIORAL       LONG/SHORT          REIT
                                                                    GROWTH FUND      VALUE FUND          FUND             FUND
                                                                   -------------    -------------    -------------    -------------
INVESTMENT INCOME:
   Dividends ...................................................   $     265,493    $      73,803    $      37,733    $   1,769,672
   Foreign taxes withheld on dividend income ...................              --               --               --               --
   Interest ....................................................         417,285           40,609          252,806           31,445
                                                                   -------------    -------------    -------------    -------------
      Total investment income ..................................         682,778          114,412          290,539        1,801,117
                                                                   =============    =============    =============    =============
EXPENSES:
   Investment advisory fees ....................................       1,971,850          113,164           81,981          319,695
   Administration fees .........................................         519,561           26,969           13,229           76,076
   Custodian fees ..............................................          50,500           24,273            7,904           18,238
   Professional fees ...........................................         172,584           38,194           29,878           38,868
   Transfer agent fees .........................................         140,673           27,397           25,534           80,456
   Trustees' fees ..............................................          21,575            1,099              517            4,118
   Reports to shareholders .....................................           7,227              821               97              734
   Amortization of organization costs ..........................           6,398               --               --            6,398
   Offering costs ..............................................          79,409           17,127           11,310           25,928
   Service and distribution fees - Investor Class ..............          39,297               --               --            1,629
   Service and distribution fees - C Class .....................          11,832               --               --            1,929
   Other fees ..................................................          24,329            1,461            2,918           10,175
   Dividends on securities sold short ..........................              --               --           36,334               --
                                                                   -------------    -------------    -------------    -------------
      Total expenses before waiver/reimbursement ...............       3,045,235          250,505          209,702          584,244
      Less: Waiver/reimbursement ...............................        (294,092)         (99,517)         (67,548)        (154,769)
                                                                   -------------    -------------    -------------    -------------
      Total expenses net of waiver/reimbursement ...............       2,751,143          150,988          142,154          429,475
                                                                   -------------    -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS) ...................................      (2,068,365)         (36,576)         148,385        1,371,642
                                                                   -------------    -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS :
Net realized gain (loss) on:
      Investments sold .........................................      11,963,438         (228,222)       2,583,922         (736,398)
      Securities sold short ....................................              --               --       (2,474,385)              --
      Foreign currency related transactions ....................              --               --               --               --
                                                                   -------------    -------------    -------------    -------------
Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................      34,607,040        3,719,370         (488,059)       4,899,188
      Securities sold short ....................................              --               --          137,224               --
      Foreign currency translations ............................              --               --               --               --
                                                                   -------------    -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .........      46,570,478        3,491,148         (241,298)       4,162,790
                                                                   -------------    -------------    -------------    -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ......................................   $  44,502,113    $   3,454,572    $     (92,913)   $   5,534,432
                                                                   =============    =============    =============    =============

----------

* On December 22, 1999, the All Cap Value Fund ceased offering Investor Class shares and on December 28, 1999, all remaining shares were redeemed.


                       See Notes to Financial Statements

                                                            [undiscovered
                                                            managers(TM) LOGO]

                                                                                   SMALL CAP           HIDDEN           ALL CAP
                                                                 SPECIAL SMALL       VALUE             VALUE            VALUE
                                                                   CAP FUND          FUND              FUND             FUND*
                                                                 -------------    -------------    -------------    -------------
INVESTMENT INCOME:
   Dividends .................................................   $     269,668    $     295,807    $      67,067    $      11,908
   Foreign taxes withheld on dividend income .................              --               --               --               --
   Interest ..................................................          26,388           85,257           11,879            1,821
                                                                 -------------    -------------    -------------    -------------
      Total investment income ................................         296,056          381,064           78,946           13,729
                                                                 =============    =============    =============    =============
EXPENSES:
   Investment advisory fees ..................................         117,614          293,588           33,672            6,121
   Administration fees .......................................          45,236           69,873            8,872            2,071
   Custodian fees ............................................           8,945            9,097            8,220            7,485
   Professional fees .........................................          26,544           35,404           19,496           18,333
   Transfer agent fees .......................................          23,786           78,985           48,988           55,691
   Trustees' fees ............................................           1,733            3,774              341               82
   Reports to shareholders ...................................             732              787              124               16
   Amortization of organization costs ........................           6,398            6,398            6,398            6,398
   Offering costs ............................................          12,698           25,963           18,451           15,332
   Service and distribution fees - Investor Class ............              --            9,215            3,594               61
   Service and distribution fees - C Class ...................              --            1,650               --              365
   Other fees ................................................           8,902           10,387              964              388
   Dividends on securities sold short ........................              --               --               --               --
                                                                 -------------    -------------    -------------    -------------
      Total expenses before waiver/reimbursement .............         252,588          545,121          149,120          112,343
      Less: Waiver/reimbursement .............................         (34,542)        (143,105)         (99,400)        (103,777)
                                                                 -------------    -------------    -------------    -------------
      Total expenses net of waiver/reimbursement .............         218,046          402,016           49,720            8,566
                                                                 -------------    -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS) .................................          78,010          (20,952)          29,226            5,163
                                                                 -------------    -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS :
Net realized gain (loss) on:
      Investments sold .......................................       1,612,080          927,821          127,383          (32,022)
      Securities sold short ..................................              --               --               --               --
      Foreign currency related transactions ..................              --               --               --               --
Net change in unrealized appreciation (depreciation) on:
      Investments ............................................          86,505        2,413,972           25,682           27,622
      Securities sold short ..................................              --               --               --               --
      Foreign currency translations ..........................              --               --               --               --
                                                                 -------------    -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .......       1,698,585        3,341,793          153,065           (4,400)
                                                                 -------------    -------------    -------------    -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ....................................   $   1,776,595    $   3,320,841    $     182,291    $         763
                                                                 =============    =============    =============    =============

                                                                                  INTERNATIONAL
                                                                     CORE           SMALL CAP      INTERNATIONAL
                                                                    EQUITY           EQUITY           EQUITY
                                                                     FUND             FUND             FUND
                                                                 -------------    -------------    -------------
INVESTMENT INCOME:
   Dividends .................................................   $      80,499    $      71,451    $     151,563
   Foreign taxes withheld on dividend income .................              --           (9,566)         (18,399)
   Interest ..................................................          18,725           69,308           35,097
                                                                 -------------    -------------    -------------
      Total investment income ................................          99,224          131,193          168,261
                                                                 =============    =============    =============
EXPENSES:
   Investment advisory fees ..................................          35,610          158,914          111,269
   Administration fees .......................................          12,028           34,564           29,294
   Custodian fees ............................................           7,340           20,381           20,788
   Professional fees .........................................          19,407           39,150           35,688
   Transfer agent fees .......................................          72,962           28,529           50,758
   Trustees' fees ............................................             411            1,329            1,117
   Reports to shareholders ...................................             111              451              697
   Amortization of organization costs ........................           6,398               --               --
   Offering costs ............................................          22,755           15,153           24,067
   Service and distribution fees - Investor Class ............           2,144               --               --
   Service and distribution fees - C Class ...................             159               --              655
   Other fees ................................................           2,407            3,128            2,862
   Dividends on securities sold short ........................              --               --               --
                                                                 -------------    -------------    -------------
      Total expenses before waiver/reimbursement .............         181,732          301,599          277,195
      Less: Waiver/reimbursement .............................        (131,795)         (80,494)        (106,705)
                                                                 -------------    -------------    -------------
      Total expenses net of waiver/reimbursement .............          49,937          221,105          170,490
                                                                 -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS) .................................          49,287          (89,912)          (2,229)
                                                                 -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS :
Net realized gain (loss) on:
      Investments sold .......................................         (27,517)       1,019,256          750,614
      Securities sold short ..................................              --               --               --
      Foreign currency related transactions ..................              --          (45,111)         (41,022)
Net change in unrealized appreciation (depreciation) on:
      Investments ............................................        (148,999)       2,339,339          332,069
      Securities sold short ..................................              --               --               --
      Foreign currency translations ..........................              --             (791)           1,183
                                                                 -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .......        (176,516)       3,312,693        1,042,844
                                                                 -------------    -------------    -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ....................................   $    (127,229)   $   3,222,781    $   1,040,615
                                                                 =============    =============    =============

                       See Notes to Financial Statements                     45

STATEMENT OF CASH FLOWS                                     [undiscovered
For the year ended August 31, 2000                          managers(TM) LOGO]


                                                                                      BEHAVIORAL LONG/SHORT FUND
                                                                                ---------------------------------------
NET INCREASE IN CASH:
Cash flows from operating activities:
     Interest and dividends received......................................      $      261,468
     Operating expenses paid .............................................             (91,235)
     Purchases of long-term securities ...................................          (9,124,614)
     Net purchases of short-term securities ..............................              (6,177)
     Proceeds from sales of long-term securities .........................          12,958,954
                                                                                --------------
Net cash provided by operating activities ................................                               $    3,998,396
Cash flows from financing activities:
     Net shareholder subscriptions and redemptions .......................          (1,610,407)
     Cash distributions paid .............................................              (4,258)
     Proceeds from securities sold short .................................           9,188,763
     Purchases of securities sold short ..................................         (13,062,494)
     Decrease in deposit with broker for securities sold short ...........           1,490,000
                                                                                --------------
Net cash used in financing activities ....................................                                   (3,998,396)
                                                                                                         --------------
Net increase in cash .....................................................                                            0
Cash - beginning of year .................................................                                            0
                                                                                                         --------------
Cash - end of year .......................................................                               $            0
                                                                                                         ==============

RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:

Net decrease in net assets resulting from operations .....................                               $      (92,913)
     Decrease in investments, net ........................................           4,069,459
     Decrease in dividends and interest receivable .......................               2,958
     Increase in prepaid expenses and other assets .......................              (6,377)
     Decrease in investment advisory fee payable .........................              (2,269)
     Increase in accrued expenses and other payables .....................              27,538
                                                                                --------------
     Total adjustments ...................................................                                    4,091,309
                                                                                                         --------------
Net cash provided by operating activities ................................                               $    3,998,396
                                                                                                         ==============


                       See Notes to Financial Statements

                                                             [undiscovered
                                                             managers(TM) LOGO]






                       This page intentionally left blank.

STATEMENTS OF CHANGES IN NET ASSETS                           [undiscovered
                                                              managers(TM) LOGO]


                                                                 BEHAVIORAL GROWTH FUND              BEHAVIORAL VALUE FUND (1)
                                                           ----------------------------------    ---------------------------------
                                                             YEAR ENDED         YEAR ENDED         YEAR ENDED       PERIOD ENDED
                                                           AUGUST 31, 2000    AUGUST 31, 1999    AUGUST 31, 2000   AUGUST 31, 1999
                                                           ---------------    ---------------    ---------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD ........................   $  98,849,739      $   5,294,388      $   3,651,462      $        --
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS:
  Net investment income (loss) ...........................      (2,068,365)          (291,498)           (36,576)          (3,435)
  Net realized gain (loss) on investments and securities
    sold short ...........................................      11,963,438         (2,841,027)          (228,222)          79,254
  Net change in unrealized appreciation (depreciation)
    on investments and securities sold short .............      34,607,040         24,604,678          3,719,370          (48,317)
                                                             -------------      -------------      -------------      -----------
  Net increase (decrease) in net assets resulting from
    operations ...........................................      44,502,113         21,472,153          3,454,572           27,502
                                                             -------------      -------------      -------------      -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Institutional Class Shares:
     Net investment income ...............................              --                 --            (17,602)              --
     Net realized gains ..................................              --                 --           (193,512)              --
  Investor Class Shares:
     Net investment income ...............................              --                 --                 --               --
     Net realized gains ..................................              --                 --                 --               --
  C Class Shares:
     Net investment income ...............................              --                 --                 --               --
     Net realized gains ..................................              --                 --                 --               --
                                                             -------------      -------------      -------------      -----------
  Total distributions to shareholders ....................              --                 --           (211,114)              --
                                                             -------------      -------------      -------------      -----------
CAPITAL SHARE TRANSACTIONS:
  Institutional Class Shares:
     Proceeds from Shares issued .........................     191,671,083         74,149,825         14,524,973        3,656,376
     Issued to shareholders in reinvestment of
       distributions .....................................              --                 --            144,132               --
     Cost of Shares redeemed .............................     (65,206,556)        (6,080,995)          (549,110)         (32,416)
                                                             -------------      -------------      -------------      -----------
     Increase in net assets derived from Institutional
       Class Share transactions ..........................     126,464,527         68,068,830         14,119,995        3,623,960
                                                             -------------      -------------      -------------      -----------
  Investor Class Shares:
     Proceeds from Shares issued .........................      15,557,962          4,233,947                N/A              N/A
     Issued to shareholders in reinvestment of
       distributions .....................................              --                 --                N/A              N/A
     Cost of Shares redeemed .............................      (2,662,763)          (397,454)               N/A              N/A
                                                             -------------      -------------      -------------      -----------
     Increase in net assets derived from Investor Class
       Share transactions ................................      12,895,199          3,836,493                N/A              N/A
                                                             -------------      -------------      -------------      -----------
  C Class Shares:
     Proceeds from Shares issued .........................       2,445,636            177,875                N/A              N/A
     Issued to shareholders in reinvestment of
       distributions .....................................              --                 --                N/A              N/A
     Cost of Shares redeemed .............................        (132,621)                --                N/A              N/A
                                                             -------------      -------------      -------------      -----------
     Increase in net assets derived from C Class Share
       transactions ......................................       2,313,015            177,875                N/A              N/A
                                                             -------------      -------------      -------------      -----------
Increase (decrease) in net assets derived from capital
  share transactions .....................................     141,672,741         72,083,198         14,119,995        3,623,960
                                                             -------------      -------------      -------------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..................     186,174,854         93,555,351         17,363,453        3,651,462
                                                             -------------      -------------      -------------      ---------
NET ASSETS AT END OF PERIOD ..............................   $ 285,024,593      $  98,849,739      $  21,014,915      $ 3,651,462
                                                             =============      =============      =============      ===========
Undistributed net investment income (loss) ...............   $          --      $          --      $        (443)     $    17,026
                                                             -------------      -------------      -------------      -----------
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Institutional Class Shares:
     Sold ................................................       6,530,648          4,306,126            849,074          243,753
     Issued to shareholders in reinvestment of
       distributions .....................................              --                 --              9,065               --
     Redeemed ............................................      (2,271,918)          (348,452)           (32,083)          (2,097)
                                                             -------------      -------------      -------------      -----------
        Total Institutional Class transactions ...........       4,258,730          3,957,674            826,056          241,656
                                                             -------------      -------------      -------------      -----------
  Investor Class Shares:
     Sold ................................................         508,619            233,173                N/A              N/A
     Issued to shareholders in reinvestment of
       distributions .....................................              --                 --                N/A              N/A
     Redeemed ............................................         (92,477)           (21,222)               N/A              N/A
                                                             -------------      -------------      -------------      -----------
        Total Investor Class transactions ................         416,142            211,951                N/A              N/A
                                                             -------------      -------------      -------------      -----------
  C Class Shares:
     Sold ................................................          85,243              8,687                N/A              N/A
     Issued to shareholders in reinvestment of
       distributions .....................................              --                 --                N/A              N/A
     Redeemed ............................................          (4,521)                --                N/A              N/A
                                                             -------------      -------------      -------------      -----------
        Total C Class transactions .......................          80,722              8,687                N/A              N/A
                                                             -------------      -------------      -------------      -----------
Net increase in capital shares ...........................       4,755,594          4,178,312            826,056          241,656
                                                             =============      =============      =============      ===========

----------

(1) The Fund commenced investment operations on December 28, 1998.


48                      See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS                           [undiscovered
                                                              managers(TM) LOGO]


                                                               BEHAVIORAL LONG/SHORT FUND (1)                REIT FUND
                                                             ----------------------------------   --------------------------------
                                                               YEAR ENDED         PERIOD ENDED      YEAR ENDED       YEAR ENDED
                                                             AUGUST 31, 2000    AUGUST 31, 1999   AUGUST 31, 2000  AUGUST 31, 1999
                                                             ---------------    ---------------   ---------------  ---------------
NET ASSETS AT BEGINNING OF PERIOD........................      $  5,942,350      $         --      $ 22,884,294      $  9,122,042
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS:
  Net investment income (loss) ...........................          148,385            83,033         1,371,642           841,893
  Net realized gain (loss) on investments and
    securities sold short ................................          109,537          (477,182)         (736,398)       (1,172,811)
  Net change in unrealized appreciation (depreciation)
    on investments and securities sold short .............         (350,835)          679,229         4,899,188         1,508,354
                                                               ------------      ------------      ------------      ------------
  Net increase (decrease) in net assets resulting from
    operations ...........................................          (92,913)          285,080         5,534,432         1,177,436
                                                               ------------      ------------      ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Institutional Class Shares:
     Net investment income ...............................         (169,173)               --        (1,058,795)         (363,218)
     Net realized gains ..................................               --                --                --                --
  Investor Class Shares:
     Net investment income ...............................               --                --           (24,421)               --
     Net realized gains ..................................               --                --                --                --
  C Class Shares:
     Net investment income ...............................               --                --            (6,162)               --
     Net realized gains ..................................               --                --                --                --
                                                               ------------      ------------      ------------      ------------
  Total distributions to shareholders ....................         (169,173)               --        (1,089,378)         (363,218)
                                                               ------------      ------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS:
  Institutional Class Shares:
     Proceeds from Shares issued .........................          405,779         5,936,333        28,756,491        15,763,544
     Issued to shareholders in reinvestment of
       distributions .....................................          164,915                --         1,052,208           362,073
     Cost of Shares redeemed .............................       (2,016,186)         (279,063)      (11,987,367)       (3,695,055)
                                                               ------------      ------------      ------------      ------------
     Increase in net assets derived from Institutional
       Class Share transactions ..........................       (1,445,492)        5,657,270        17,821,332        12,430,562
                                                               ------------      ------------      ------------      ------------
  Investor Class Shares:
     Proceeds from Shares issued .........................              N/A               N/A           183,770           498,714
     Issued to shareholders in reinvestment of
       distributions .....................................              N/A               N/A            24,421                --
     Cost of Shares redeemed .............................              N/A               N/A          (360,556)           (1,253)
                                                               ------------      ------------      ------------      ------------
     Increase in net assets derived from Investor Class
       Share transactions ................................              N/A               N/A          (152,365)          497,461
                                                               ------------      ------------      ------------      ------------
  C Class Shares:
     Proceeds from Shares issued .........................              N/A               N/A           340,594            20,011
     Issued to shareholders in reinvestment of
       distributions .....................................              N/A               N/A             1,819                --
     Cost of Shares redeemed .............................              N/A               N/A           (19,377)               --
                                                               ------------      ------------      ------------      ------------
     Increase in net assets derived from C Class Share
       transactions ......................................              N/A               N/A           323,036            20,011
                                                               ------------      ------------      ------------      ------------
Increase (decrease) in net assets derived from capital
  share transactions .....................................       (1,445,492)        5,657,270        17,992,003        12,948,034
                                                               ------------      ------------      ------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..................       (1,707,578)        5,942,350        22,437,057        13,762,252
                                                               ------------      ------------      ------------      ------------
NET ASSETS AT END OF PERIOD ..............................     $  4,234,772      $  5,942,350      $ 45,321,351      $ 22,884,294
                                                               ============      ============      ============      ============
Undistributed net investment income (loss) ...............     $     82,706      $    103,494      $    833,913      $    547,016
                                                               ------------      ------------      ------------      ------------
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Institutional Class Shares:
     Sold ................................................           32,614           492,681         2,546,421         1,440,463
     Issued to shareholders in reinvestment of
       distributions .....................................           13,663                --           109,719            29,824
     Redeemed ............................................         (163,763)          (24,714)       (1,081,570)         (330,562)
                                                               ------------      ------------      ------------      ------------
        Total Institutional Class transactions ...........         (117,486)          467,967         1,574,570         1,139,725
                                                               ------------      ------------      ------------      ------------
  Investor Class Shares:
     Sold ................................................              N/A               N/A            16,631            45,642
     Issued to shareholders in reinvestment of
       distributions .....................................              N/A               N/A             2,549                --
     Redeemed ............................................              N/A               N/A           (33,476)             (112)
                                                               ------------      ------------      ------------      ------------
        Total Investor Class transactions ................              N/A               N/A           (14,296)           45,530
                                                               ------------      ------------      ------------      ------------
  C Class Shares:
     Sold ................................................              N/A               N/A            29,941             1,788
     Issued to shareholders in reinvestment of
       distributions .....................................              N/A               N/A               190                --
     Redeemed ............................................              N/A               N/A            (1,544)               --
                                                               ------------      ------------      ------------      ------------
        Total C Class transactions .......................              N/A               N/A            28,587             1,788
                                                               ------------      ------------      ------------      ------------
Net increase in capital shares ...........................         (117,486)          467,967         1,588,861         1,187,043
                                                               ============      ============      ============      ============

                                                                   SPECIAL SMALL CAP FUND               SMALL CAP VALUE FUND
                                                             ---------------------------------   ---------------------------------
                                                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                             AUGUST 31, 2000   AUGUST 31, 1999   AUGUST 31, 2000   AUGUST 31, 1999
                                                             ---------------   ---------------   ---------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD........................      $ 16,077,580     $ 11,286,389      $ 21,111,171      $ 13,879,749
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS:
  Net investment income (loss) ...........................           78,010          (82,457)          (20,952)          (21,511)
  Net realized gain (loss) on investments and
    securities sold short ................................        1,612,080         (196,115)          927,821            47,095
  Net change in unrealized appreciation (depreciation)
    on investments and securities sold short .............           86,505        3,226,443         2,413,972         3,182,571
                                                               ------------     ------------      ------------      ------------
  Net increase (decrease) in net assets resulting from
    operations ...........................................        1,776,595        2,947,871         3,320,841         3,208,155
                                                               ------------     ------------      ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Institutional Class Shares:
     Net investment income ...............................               --               --                --           (23,442)
     Net realized gains ..................................               --               --          (316,055)          (71,791)
  Investor Class Shares:
     Net investment income ...............................               --               --                --               (30)
     Net realized gains ..................................               --               --           (13,704)             (182)
  C Class Shares:
     Net investment income ...............................               --               --                --                --
     Net realized gains ..................................               --               --            (1,741)               --
                                                               ------------     ------------      ------------      ------------
  Total distributions to shareholders ....................               --               --          (331,500)          (95,445)
                                                               ------------     ------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS:
  Institutional Class Shares:
     Proceeds from Shares issued .........................       10,896,679       12,234,293        20,851,672        14,233,391
     Issued to shareholders in reinvestment of
       distributions .....................................               --               --           309,357            93,248
     Cost of Shares redeemed .............................       (9,482,396)     (10,390,973)      (14,640,199)      (11,202,241)
                                                               ------------     ------------      ------------      ------------
     Increase in net assets derived from Institutional
       Class Share transactions ..........................        1,414,283        1,843,320         6,520,830         3,124,398
                                                               ------------     ------------      ------------      ------------
  Investor Class Shares:
     Proceeds from Shares issued .........................              N/A              N/A         5,308,760         1,731,869
     Issued to shareholders in reinvestment of
       distributions .....................................              N/A              N/A            13,704               211
     Cost of Shares redeemed .............................              N/A              N/A        (1,458,753)         (858,334)
                                                               ------------     ------------      ------------      ------------
     Increase in net assets derived from Investor Class
       Share transactions ................................              N/A              N/A         3,863,711           873,746
                                                               ------------     ------------      ------------      ------------
  C Class Shares:
     Proceeds from Shares issued .........................              N/A              N/A           283,302           120,568
     Issued to shareholders in reinvestment of
       distributions .....................................              N/A              N/A             1,317                --
     Cost of Shares redeemed .............................              N/A              N/A                --                --
                                                               ------------     ------------      ------------      ------------
     Increase in net assets derived from C Class Share
       transactions ......................................              N/A              N/A           284,619           120,568
                                                               ------------     ------------      ------------      ------------
Increase (decrease) in net assets derived from capital
  share transactions .....................................        1,414,283        1,843,320        10,669,160         4,118,712
                                                               ------------     ------------      ------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..................        3,190,878        4,791,191        13,658,501         7,231,422
                                                               ------------     ------------      ------------      ------------
NET ASSETS AT END OF PERIOD ..............................     $ 19,268,458     $ 16,077,580      $ 34,769,672      $ 21,111,171
                                                               ============     ============      ============      ============
Undistributed net investment income (loss) ...............     $     82,643     $         --      $     (4,098)     $       (415)
                                                               ------------     ------------      ------------      ------------
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Institutional Class Shares:
     Sold ................................................          841,704        1,068,414         1,510,449         1,109,410
     Issued to shareholders in reinvestment of
       distributions .....................................               --               --            23,742             5,981
     Redeemed ............................................         (726,528)        (900,945)       (1,064,704)         (906,129)
                                                               ------------     ------------      ------------      ------------
        Total Institutional Class transactions ...........          115,176          167,469           469,487           209,262
                                                               ------------     ------------      ------------      ------------
  Investor Class Shares:
     Sold ................................................              N/A              N/A           378,995           131,580
     Issued to shareholders in reinvestment of
       distributions .....................................              N/A              N/A             1,055                18
     Redeemed ............................................              N/A              N/A          (102,944)          (63,698)
                                                               ------------     ------------      ------------      ------------
        Total Investor Class transactions ................              N/A              N/A           277,106            67,900
                                                               ------------     ------------      ------------      ------------
  C Class Shares:
     Sold ................................................              N/A              N/A            19,685             8,652
     Issued to shareholders in reinvestment of
       distributions .....................................              N/A              N/A               102                --
     Redeemed ............................................              N/A              N/A                --                --
                                                               ------------     ------------      ------------      ------------
        Total C Class transactions .......................              N/A              N/A            19,787             8,652
                                                               ------------     ------------      ------------      ------------
Net increase in capital shares ...........................          115,176          167,469           766,380           285,814
                                                               ============     ============      ============      ============


                       See Notes to Financial Statements                     49

STATEMENTS OF CHANGES IN NET ASSETS                           [undiscovered
                                                              managers(TM) LOGO]

                                                                                            HIDDEN VALUE FUND
                                                                                    --------------------------------
                                                                                       YEAR ENDED       YEAR ENDED
                                                                                    AUGUST 31, 2000  AUGUST 31, 1999
                                                                                    ---------------  ---------------
NET ASSETS AT BEGINNING OF PERIOD ..................................................   $ 3,294,923     $   964,979
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income (loss) .....................................................        29,226           7,651
  Net realized gain (loss) on investments and foreign currency transactions ........       127,383         104,786
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currency transactions ..............................................        25,682         309,551
                                                                                       -----------     -----------
  Net increase (decrease) in net assets resulting from operations ..................       182,291         421,988
                                                                                       -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Institutional Class Shares:
     Net investment income .........................................................        (8,111)         (8,960)
     Net realized gains ............................................................       (63,114)        (13,732)
  Investor Class Shares:
     Net investment income .........................................................        (5,550)           (318)
     Net realized gains ............................................................       (73,839)           (488)
  C Class Shares:
     Net investment income .........................................................            --              --
     Net realized gains ............................................................            --              --
                                                                                       -----------     -----------
  Total distributions to shareholders ..............................................      (150,614)        (23,498)
                                                                                       -----------     -----------
CAPITAL SHARE TRANSACTIONS:
  Institutional Class Shares:
     Proceeds from Shares issued ...................................................     4,653,476       1,862,645
     Issued to shareholders in reinvestment of distributions .......................        70,718          22,692
     Cost of Shares redeemed .......................................................      (952,210)     (1,586,895)
                                                                                       -----------     -----------
     Increase in net assets derived from Institutional Class Share transactions ....     3,771,984         298,442
                                                                                       -----------     -----------
  Investor Class Shares:
     Proceeds from Shares issued ...................................................       258,341       3,396,388
     Issued to shareholders in reinvestment of distributions .......................        79,388             806
     Cost of Shares redeemed .......................................................    (2,031,143)     (1,764,182)
                                                                                       -----------     -----------
     Increase in net assets derived from Investor Class Share transactions .........    (1,693,414)      1,633,012
                                                                                       -----------     -----------
  C Class Shares:
     Proceeds from Shares issued ...................................................           N/A             N/A
     Issued to shareholders in reinvestment of distributions .......................           N/A             N/A
     Cost of Shares redeemed .......................................................           N/A             N/A
                                                                                       -----------     -----------
     Increase in net assets derived from C Class Share transactions ................           N/A             N/A
                                                                                       -----------     -----------
Increase (decrease) in net assets derived from capital share transactions ..........     2,078,570       1,931,454
                                                                                       -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS ............................................     2,110,247       2,329,944
                                                                                       -----------     -----------
NET ASSETS AT END OF PERIOD ........................................................   $ 5,405,170     $ 3,294,923
                                                                                       ===========     ===========
Undistributed net investment income (loss) .........................................   $    29,031     $     8,896
                                                                                       -----------     -----------
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Institutional Class Shares:
     Sold ..........................................................................       371,345         162,951
     Issued to shareholders in reinvestment of distributions .......................         6,133           2,035
     Redeemed ......................................................................       (77,440)       (129,289)
                                                                                       -----------     -----------
        Total Institutional Class transactions .....................................       300,038          35,697
                                                                                       -----------     -----------
  Investor Class Shares:
     Sold ..........................................................................        21,219         269,258
     Issued to shareholders in reinvestment of distributions .......................         6,885              72
     Redeemed ......................................................................      (160,000)       (139,609)
                                                                                       -----------     -----------
        Total Investor Class transactions ..........................................      (131,896)        129,721
                                                                                       -----------     -----------
  C Class Shares:
     Sold ..........................................................................           N/A             N/A
     Issued to shareholders in reinvestment of distributions .......................           N/A             N/A
     Redeemed ......................................................................           N/A             N/A
                                                                                       -----------     -----------
        Total C Class transactions .................................................           N/A             N/A
                                                                                       -----------     -----------
Net increase in capital shares .....................................................       168,142         165,418
                                                                                       ===========     ===========

                                                                                         ALL CAP VALUE FUND (2)
                                                                                    --------------------------------
                                                                                       YEAR ENDED      YEAR ENDED
                                                                                    AUGUST 31, 2000  AUGUST 31, 1999
                                                                                    ---------------  ---------------
NET ASSETS AT BEGINNING OF PERIOD ..................................................  $ 1,039,432      $   329,619
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income (loss) .....................................................        5,163            3,377
  Net realized gain (loss) on investments and foreign currency transactions ........      (32,022)          (3,137)
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currency transactions ..............................................       27,622          119,489
                                                                                      -----------      -----------
  Net increase (decrease) in net assets resulting from operations ..................          763          119,729
                                                                                      -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Institutional Class Shares:
     Net investment income .........................................................       (8,824)          (5,967)
     Net realized gains ............................................................           --               --
  Investor Class Shares:
     Net investment income .........................................................         (594)            (839)
     Net realized gains ............................................................           --               --
  C Class Shares:
     Net investment income .........................................................         (172)              --
     Net realized gains ............................................................           --               --
                                                                                      -----------      -----------
  Total distributions to shareholders ..............................................       (9,590)          (6,806)
                                                                                      -----------      -----------
CAPITAL SHARE TRANSACTIONS:
  Institutional Class Shares:
     Proceeds from Shares issued ...................................................      153,625          716,676
     Issued to shareholders in reinvestment of distributions .......................        8,746            5,967
     Cost of Shares redeemed .......................................................     (450,796)        (160,519)
                                                                                      -----------      -----------
     Increase in net assets derived from Institutional Class Share transactions ....     (288,425)         562,124
                                                                                      -----------      -----------
  Investor Class Shares:
     Proceeds from Shares issued ...................................................           --               --
     Issued to shareholders in reinvestment of distributions .......................          594              840
     Cost of Shares redeemed .......................................................      (53,690)              --
                                                                                      -----------      -----------
     Increase in net assets derived from Investor Class Share transactions .........      (53,096)             840
                                                                                      -----------      -----------
  C Class Shares:
     Proceeds from Shares issued ...................................................       55,926           33,926
     Issued to shareholders in reinvestment of distributions .......................          172               --
     Cost of Shares redeemed .......................................................      (73,826)              --
                                                                                      -----------      -----------
     Increase in net assets derived from C Class Share transactions ................      (17,728)          33,926
                                                                                      -----------      -----------
Increase (decrease) in net assets derived from capital share transactions ..........     (359,249)         596,890
                                                                                      -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS ............................................     (368,076)         709,813
                                                                                      -----------      -----------
NET ASSETS AT END OF PERIOD ........................................................  $   671,356      $ 1,039,432
                                                                                      ===========      ===========
Undistributed net investment income (loss) .........................................  $     6,103      $     5,897
                                                                                      -----------      -----------
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Institutional Class Shares:
     Sold ..........................................................................       10,390           47,852
     Issued to shareholders in reinvestment of distributions .......................          598              443
     Redeemed ......................................................................      (31,234)         (10,829)
                                                                                      -----------      -----------
        Total Institutional Class transactions .....................................      (20,246)          37,466
                                                                                      -----------      -----------
  Investor Class Shares:
     Sold ..........................................................................           --               --
     Issued to shareholders in reinvestment of distributions .......................           41               62
     Redeemed ......................................................................       (3,629)              --
                                                                                      -----------      -----------
        Total Investor Class transactions ..........................................       (3,588)              62
                                                                                      -----------      -----------
  C Class Shares:
     Sold ..........................................................................        4,012            2,170
     Issued to shareholders in reinvestment of distributions .......................           12               --
     Redeemed ......................................................................       (5,077)              --
                                                                                      -----------      -----------
        Total C Class transactions .................................................       (1,053)           2,170
                                                                                      -----------      -----------
Net increase in capital shares .....................................................      (24,887)          39,698
                                                                                      ===========      ===========


----------
(1)  The Fund commenced investment operations on December 30, 1998.
(2) On December 22, 1999, the All Cap Value Fund ceased offering Investor Class shares and on December 28, 1999, all remaining shares were redeemed.



50                      See Notes to Financial Statements

                                                                                            CORE EQUITY FUND
                                                                                     --------------------------------
                                                                                       YEAR ENDED      YEAR ENDED
                                                                                     AUGUST 31, 2000  AUGUST 31, 1999
                                                                                     ---------------  ---------------
NET ASSETS at beginning of period ..................................................   $ 5,146,986      $ 1,338,493
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income (loss) .....................................................        49,287           39,086
  Net realized gain (loss) on investments and foreign currency transactions ........       (27,517)         (29,336)
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currency transactions ..............................................      (148,999)         501,435
                                                                                       -----------      -----------
  Net increase (decrease) in net assets resulting from operations ..................      (127,229)         511,185
                                                                                       -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Institutional Class Shares:
     Net investment income .........................................................       (41,681)         (20,802)
     Net realized gains ............................................................            --               --
  Investor Class Shares:
     Net investment income .........................................................        (4,711)            (281)
     Net realized gains ............................................................            --               --
  C Class Shares:
     Net investment income .........................................................           (34)              --
     Net realized gains ............................................................            --               --
                                                                                       -----------      -----------
  Total distributions to shareholders ..............................................       (46,426)         (21,083)
                                                                                       -----------      -----------
CAPITAL SHARE TRANSACTIONS:
  Institutional Class Shares:
     Proceeds from Shares issued ...................................................     1,337,113        3,793,601
     Issued to shareholders in reinvestment of distributions .......................        41,681           20,801
     Cost of Shares redeemed .......................................................    (1,008,696)      (1,050,831)
                                                                                       -----------      -----------
     Increase in net assets derived from Institutional Class Share transactions ....       370,098        2,763,571
                                                                                       -----------      -----------
  Investor Class Shares:
     Proceeds from Shares issued ...................................................       700,648          611,946
     Issued to shareholders in reinvestment of distributions .......................         4,711              281
     Cost of Shares redeemed .......................................................      (471,810)         (62,423)
                                                                                       -----------      -----------
     Increase in net assets derived from Investor Class Share transactions .........       233,549          549,804
                                                                                       -----------      -----------
  C Class Shares:
     Proceeds from Shares issued ...................................................        55,363            5,016
     Issued to shareholders in reinvestment of distributions .......................            34               --
     Cost of Shares redeemed .......................................................          (280)              --
                                                                                       -----------      -----------
     Increase in net assets derived from C Class Share transactions ................        55,117            5,016
                                                                                       -----------      -----------
Increase (decrease) in net assets derived from capital share transactions ..........       658,764        3,318,391
                                                                                       -----------      -----------
Total increase (decrease) in net assets ............................................       485,109        3,808,493
                                                                                       -----------      -----------
NET ASSETS AT END OF PERIOD ........................................................   $ 5,632,095      $ 5,146,986
                                                                                       ===========      ===========
Undistributed net investment income (loss) .........................................   $    38,270      $    30,776
                                                                                       -----------      -----------
OTHER INFORMATION:
Share transactions:
  Institutional Class Shares:
     Sold ..........................................................................        90,651          261,172
     Issued to shareholders in reinvestment of distributions .......................         2,731            1,431
     Redeemed ......................................................................       (66,877)         (66,490)
                                                                                       -----------      -----------
        Total Institutional Class transactions .....................................        26,505          196,113
                                                                                       -----------      -----------
  Investor Class Shares:
     Sold ..........................................................................        46,674           38,348
     Issued to shareholders in reinvestment of distributions .......................           309               19
     Redeemed ......................................................................       (31,598)          (3,899)
                                                                                       -----------      -----------
        Total Investor Class transactions ..........................................        15,385           34,468
                                                                                       -----------      -----------
  C Class Shares:
     Sold ..........................................................................         3,737              328
     Issued to shareholders in reinvestment of distributions .......................             2               --
     Redeemed ......................................................................           (20)              --
                                                                                       -----------      -----------
        Total C Class transactions .................................................         3,719              328
                                                                                       -----------      -----------
Net increase in capital shares .....................................................        45,609          230,909
                                                                                       ===========      ===========


                                                                                                INTERNATIONAL
                                                                                          SMALL CAP EQUITY FUND (1)
                                                                                      ---------------------------------
                                                                                        YEAR ENDED        PERIOD ENDED
                                                                                      AUGUST 31, 2000   AUGUST 31, 1999
                                                                                      ---------------   ---------------
NET ASSETS at beginning of period ..................................................   $ 6,768,075        $       --
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income (loss) .....................................................       (89,912)           (7,385)
  Net realized gain (loss) on investments and foreign currency transactions ........       974,145           (25,685)
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currency transactions ..............................................     2,338,548           865,049
                                                                                       -----------        ----------
  Net increase (decrease) in net assets resulting from operations ..................     3,222,781           831,979
                                                                                       -----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Institutional Class Shares:
     Net investment income .........................................................            --                --
     Net realized gains ............................................................       (91,237)               --
  Investor Class Shares:
     Net investment income .........................................................            --                --
     Net realized gains ............................................................            --                --
  C Class Shares:
     Net investment income .........................................................            --                --
     Net realized gains ............................................................            --                --
                                                                                       -----------        ----------
  Total distributions to shareholders ..............................................       (91,237)               --
                                                                                       -----------        ----------
CAPITAL SHARE TRANSACTIONS:
  Institutional Class Shares:
     Proceeds from Shares issued ...................................................    13,311,075         6,095,840
     Issued to shareholders in reinvestment of distributions .......................        91,237                --
     Cost of Shares redeemed .......................................................    (2,324,749)         (159,744)
                                                                                       -----------        ----------
     Increase in net assets derived from Institutional Class Share transactions ....    11,077,563         5,936,096
                                                                                       -----------        ----------
  Investor Class Shares:
     Proceeds from Shares issued ...................................................           N/A               N/A
     Issued to shareholders in reinvestment of distributions .......................           N/A               N/A
     Cost of Shares redeemed .......................................................           N/A               N/A
                                                                                       -----------        ----------
     Increase in net assets derived from Investor Class Share transactions .........           N/A               N/A
                                                                                       -----------        ----------
  C Class Shares:
     Proceeds from Shares issued ...................................................           N/A               N/A
     Issued to shareholders in reinvestment of distributions .......................           N/A               N/A
     Cost of Shares redeemed .......................................................           N/A               N/A
                                                                                       -----------        ----------
     Increase in net assets derived from C Class Share transactions ................           N/A               N/A
                                                                                       -----------        ----------
Increase (decrease) in net assets derived from capital share transactions ..........    11,077,563         5,936,096
                                                                                       -----------        ----------
Total increase (decrease) in net assets ............................................    14,209,107         6,768,075
                                                                                       -----------        ----------
NET ASSETS AT END OF PERIOD ........................................................   $20,977,182        $6,768,075
                                                                                       ===========        ==========
Undistributed net investment income (loss) .........................................   $    (8,138)       $  (10,574)
                                                                                       -----------        ----------
OTHER INFORMATION:
Share transactions:
  Institutional Class Shares:
     Sold ..........................................................................       536,334           459,420
     Issued to shareholders in reinvestment of distributions .......................         4,762                --
     Redeemed ......................................................................       (94,150)          (12,169)
                                                                                       -----------        ----------
        Total Institutional Class transactions .....................................       446,946           447,251
                                                                                       -----------        ----------
  Investor Class Shares:
     Sold ..........................................................................           N/A               N/A
     Issued to shareholders in reinvestment of distributions .......................           N/A               N/A
     Redeemed ......................................................................           N/A               N/A
                                                                                       -----------        ----------
        Total Investor Class transactions ..........................................           N/A               N/A
                                                                                       -----------        ----------
  C Class Shares:
     Sold ..........................................................................           N/A               N/A
     Issued to shareholders in reinvestment of distributions .......................           N/A               N/A
     Redeemed ......................................................................           N/A               N/A
                                                                                       -----------        ----------
        Total C Class transactions .................................................           N/A               N/A
                                                                                       -----------        ----------
Net increase in capital shares .....................................................       446,946           447,251
                                                                                       ===========        ==========


                                                                                      INTERNATIONAL EQUITY FUND (1)
                                                                                     --------------------------------
                                                                                       YEAR ENDED      PERIOD ENDED
                                                                                     AUGUST 31, 2000  AUGUST 31, 1999
                                                                                     ---------------  ---------------
NET ASSETS at beginning of period ..................................................   $  5,565,655    $          --
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income (loss) .....................................................         (2,229)          31,844
  Net realized gain (loss) on investments and foreign currency transactions ........        709,592          (26,492)
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currency transactions ..............................................        333,252          498,215
                                                                                       ------------    -------------
  Net increase (decrease) in net assets resulting from operations ..................      1,040,615          503,567
                                                                                       ------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Institutional Class Shares:
     Net investment income .........................................................       (101,488)              --
     Net realized gains ............................................................             (4)              --
  Investor Class Shares:
     Net investment income .........................................................             --               --
     Net realized gains ............................................................             --               --
  C Class Shares:
     Net investment income .........................................................           (326)              --
     Net realized gains ............................................................             --               --
                                                                                       ------------    -------------
  Total distributions to shareholders ..............................................       (101,818)              --
                                                                                       ------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Institutional Class Shares:
     Proceeds from Shares issued ...................................................     10,741,738        5,163,208
     Issued to shareholders in reinvestment of distributions .......................        101,492               --
     Cost of Shares redeemed .......................................................       (922,088)        (101,120)
                                                                                       ------------    -------------
     Increase in net assets derived from Institutional Class Share transactions ....      9,921,142        5,062,088
                                                                                       ------------    -------------
  Investor Class Shares:
     Proceeds from Shares issued ...................................................            N/A              N/A
     Issued to shareholders in reinvestment of distributions .......................            N/A              N/A
     Cost of Shares redeemed .......................................................            N/A              N/A
                                                                                       ------------    -------------
     Increase in net assets derived from Investor Class Share transactions .........            N/A              N/A
                                                                                       ------------    -------------
  C Class Shares:
     Proceeds from Shares issued ...................................................        122,736              N/A
     Issued to shareholders in reinvestment of distributions .......................            326              N/A
     Cost of Shares redeemed .......................................................           (120)             N/A
                                                                                       ------------    -------------
     Increase in net assets derived from C Class Share transactions ................        122,942              N/A
                                                                                       ------------    -------------
Increase (decrease) in net assets derived from capital share transactions ..........     10,044,084        5,062,088
                                                                                       ------------    -------------
Total increase (decrease) in net assets ............................................     10,982,881        5,565,655
                                                                                       ------------    -------------
NET ASSETS AT END OF PERIOD ........................................................   $ 16,548,536    $   5,565,655
                                                                                       ============    =============
Undistributed net investment income (loss) .........................................   $     (8,138)   $      43,419
                                                                                       ------------    -------------
OTHER INFORMATION:
Share transactions:
  Institutional Class Shares:
     Sold ..........................................................................        570,188          401,990
     Issued to shareholders in reinvestment of distributions .......................          5,728               --
     Redeemed ......................................................................        (50,730)          (8,000)
                                                                                       ------------    -------------
        Total Institutional Class transactions .....................................        525,186          393,990
                                                                                       ------------    -------------
  Investor Class Shares:
     Sold ..........................................................................            N/A              N/A
     Issued to shareholders in reinvestment of distributions .......................            N/A              N/A
     Redeemed ......................................................................            N/A              N/A
                                                                                       ------------    -------------
        Total Investor Class transactions ..........................................            N/A              N/A
                                                                                       ------------    -------------
  C Class Shares:
     Sold ..........................................................................          6,839              N/A
     Issued to shareholders in reinvestment of distributions .......................             18              N/A
     Redeemed ......................................................................             (7)             N/A
                                                                                       ------------    -------------
        Total C Class transactions .................................................          6,850              N/A
                                                                                       ------------    -------------
Net increase in capital shares .....................................................        532,036          393,990
                                                                                       ============    =============



                       See Notes to Financial Statements                      51

FINANCIAL HIGHLIGHTS                                          [undiscovered
For a Share Outstanding Throughout the Periods                managers(TM) LOGO]


                                                           BEHAVIORAL GROWTH FUND
                                             ---------------------------------------------------
                                                           INSTITUTIONAL CLASS (1)
                                             -------------------------------------------------
                                                 YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              AUGUST 31, 2000  AUGUST 31, 1999 AUGUST 31, 1998
                                              ---------------  --------------- ---------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     21.38     $     11.86     $     12.50
Income from Investment Operations:
   Net investment income (loss)                       (0.28)          (0.13)          (0.02)
   Net realized and unrealized gain (loss)
     on investments and securities sold short          9.30            9.65           (0.62)
                                                -----------     -----------     -----------
   Total Income (Loss) from Investment
     Operations                                        9.02            9.52           (0.64)
                                                -----------     -----------     -----------
Less Distributions:
Dividends from net investment income                   0.00            0.00            0.00
Distributions from capital gains                       0.00            0.00            0.00
                                                -----------     -----------     -----------
Total Distributions                                    0.00            0.00            0.00
                                                -----------     -----------     -----------
Net increase (decrease) in net asset value             9.02            9.52           (0.64)
                                                -----------     -----------     -----------

NET ASSET VALUE, END OF PERIOD                  $     30.40     $     21.38     $     11.86
                                                ===========     ===========     ===========

TOTAL RETURN**                                        42.19%          80.27%          (5.12)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s)             $   263,268     $    94,075     $     5,254
Ratios to average net assets (+):
  Net investment income (loss)
    including reimbursement                           (0.97)%         (0.72)%         (0.35)%*
  Operating expenses
    including reimbursement                            1.30%           1.30%           1.30%*
Portfolio turnover rate**                                90%             72%             67%

(+) The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

   Net investment income (loss)                       (1.11)%         (1.26)%         (5.08)%*
   Operating expenses                                  1.44%           1.84%           6.03%*

                                                         BEHAVIORAL GROWTH FUND
                                             -----------------------------------------------
                                                           INVESTOR CLASS (7)
                                             -----------------------------------------------
                                               YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                             AUGUST 31, 2000 AUGUST 31, 1999 AUGUST 31, 1998
                                             --------------- --------------- ---------------
NET ASSET VALUE, BEGINNING OF PERIOD          $     21.31     $     11.85     $     14.74
Income from Investment Operations:
   Net investment income (loss)                     (0.38)          (0.20)           0.00(A)
   Net realized and unrealized gain (loss)
     on investments and securities sold short        9.28            9.66           (2.89)
                                              -----------     -----------     -----------
   Total Income (Loss) from Investment
     Operations                                      8.90            9.46           (2.89)
                                              -----------     -----------     -----------
Less Distributions:
Dividends from net investment income                 0.00            0.00            0.00
Distributions from capital gains                     0.00            0.00            0.00
                                              -----------     -----------     -----------
Total Distributions                                  0.00            0.00            0.00
                                              -----------     -----------     -----------
Net increase (decrease) in net asset value           8.90            9.46           (2.89)
                                              -----------     -----------     -----------

NET ASSET VALUE, END OF PERIOD                $     30.21     $     21.31     $     11.85
                                              ===========     ===========     ===========

TOTAL RETURN**                                      41.76%          79.83%         (19.61)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s)           $    19,077     $     4,590     $        40
Ratios to average net assets (+):
  Net investment income (loss)
    including reimbursement                         (1.32)%         (1.09)%         (0.35)%*
  Operating expenses
    including reimbursement                          1.65%           1.65%           1.30%*
Portfolio turnover rate**                              90%             72%             67

(+) The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

   Net investment income (loss)                     (1.49)%         (1.77)%         (5.43)%*
   Operating expenses                                1.82%           2.33%           6.38 %*

----------

 *   Annualized
 **  For periods less than one year, percentages are not annualized.
 (1) The Fund's Institutional Class commenced investment operations on December 31, 1997.
 (2) The Fund commenced investment operations on December 28, 1998.
 (3) The Fund's Investor Class commenced investment operations on March 24,
     1999.
 (4) The Fund's Institutional Class commenced investment operations on January 1, 1998.
 (5) The Fund's Institutional Class commenced investment operations on December 30, 1997.
 (6) The Fund's Institutional Class commenced investment operations on December 30, 1998.
 (7) The Fund's Investor Class commenced investment operations on July 31,
     1998.
 (8) The Fund's C Class commenced investment operations on June 21, 1999.
 (9) The Fund's C Class commenced investment operations on August 3, 1999.
(10) The Fund's C Class commenced investment operations on May 27, 1999.
(11) The Fund's C Class commenced investment operations on August 31, 1999.
(12) The Fund's C Class commenced investment operations on September 28,
     1999.
 (A) Represents less than $0.005 per share.
 (B) The Fund incurred dividend expense on securities sold short for the year ended August 31, 2000 and the period ended August 31, 1999. If the dividend expense had not been incurred, the ratio of operating expenses including reimbursement to average net assets for the year ended August 31,2000 would have been 2.00%. The ratio for the period ended August 31, 1999 would be unchanged.
 (C) On December 22, 1999, the All Cap Value Fund ceased offering Investor Class shares and on December 28, 1999, all remaining shares were redeemed.

PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


52                      See Notes to Financial Statements

                                                              [undiscovered
                                                              managers(TM) LOGO]


                                                 BEHAVIORAL GROWTH FUND            BEHAVIORAL VALUE FUND
                                            ------------------------------- --------------------------------
                                                      C CLASS (8)                  INSTITUTIONAL CLASS (2)
                                            ------------------------------- --------------------------------
                                               YEAR ENDED     YEAR ENDED     PERIOD ENDED      YEAR ENDED
                                            AUGUST 31, 2000 AUGUST 31, 1999 AUGUST 31, 2000  AUGUST 31, 1999
                                            --------------- --------------- ---------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD          $    21.28     $    19.44      $    15.11       $    12.50
Income from Investment Operations:
   Net investment income (loss)                    (0.58)         (0.07)          (0.06)           (0.03)
   Net realized and unrealized gain (loss)
     on investments and securities sold short       9.28           1.91            5.33             2.64
                                              ----------     ----------      ----------       ----------
   Total Income (Loss) from Investment
     Operations                                     8.70           1.84            5.27             2.61
                                              ----------     ----------      ----------       ----------
Less Distributions:
Dividends from net investment income                0.00           0.00           (0.06)            0.00
Distributions from capital gains                    0.00           0.00           (0.64)            0.00
                                              ----------     ----------      ----------       ----------
Total Distributions                                 0.00           0.00           (0.70)            0.00
                                              ----------     ----------      ----------       ----------

Net increase (decrease) in net asset value          8.70           1.84            4.57             2.61
                                              ----------     ----------      ----------       ----------
NET ASSET VALUE, END OF PERIOD                $    29.98     $    21.28      $    19.68       $    15.11
                                              ==========     ==========      ==========       ==========

TOTAL RETURN**                                     40.77%          9.52%          35.99%           20.88%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s)                2,680     $      185      $   21,015       $    3,651
Ratios to average net assets (+):
  Net investment income (loss)
    including reimbursement                        (1.98)%        (1.66)%*        (0.35)%          (0.35)%*
  Operating expenses
    including reimbursement                         2.30%          2.25%*          1.40%            1.40%*
Portfolio turnover rate**                             90%            72%             54%              58%

(+) The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

   Net investment income (loss)                    (2.22)%        (2.62)%*        (1.26)%          (6.84)%*
   Operating expenses                               2.54%          3.21%*          2.31%            7.89%*


                                                BEHAVIORAL LONG/SHORT FUND                  REIT FUND
                                             --------------------------------- -------------------------------
                                                  INSTITUTIONAL CLASS (2)         INSTITUTIONAL CLASS (4)
                                             --------------------------------- -------------------------------
                                               YEAR ENDED     PERIOD ENDED        YEAR ENDED     PERIOD ENDED
                                             AUGUST 31, 2000 AUGUST 31, 1999   AUGUST 31, 2000 AUGUST 31, 1999
                                             --------------- ----------------- --------------- ---------------
NET ASSET VALUE, BEGINNING OF PERIOD          $    12.70        $    12.50        $    11.19     $    10.64
Income from Investment Operations:
   Net investment income (loss)                     0.35              0.20              0.51           0.53
   Net realized and unrealized gain (loss)
     on investments and securities sold short      (0.61)             0.00(A)           1.26           0.30
                                              ----------        ----------        ----------     ----------
   Total Income (Loss) from Investment
     Operations                                    (0.26)             0.20              1.77           0.83
                                              ----------        ----------        ----------     ----------
Less Distributions:
Dividends from net investment income               (0.36)             0.00             (0.49)         (0.28)
Distributions from capital gains                    0.00              0.00              0.00           0.00
                                              ----------        ----------        ----------     ----------
Total Distributions                                (0.36)             0.00             (0.49)         (0.28)
                                              ----------        ----------        ----------     ----------

Net increase (decrease) in net asset value         (0.62)             0.20              1.28           0.55
                                              ----------        ----------        ----------     ----------
NET ASSET VALUE, END OF PERIOD                $    12.08        $    12.70        $    12.47     $    11.19
                                              ==========        ==========        ==========     ==========

TOTAL RETURN**                                     (2.05)%            1.60%            17.18%          7.84%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s)           $    4,235        $    5,942        $   44,558     $   22,355
Ratios to average net assets (+):
  Net investment income (loss)
    including reimbursement                         2.81%             2.56%*            4.51%          4.86%
  Operating expenses
    including reimbursement                         2.69%(B)          2.00%*(B)         1.40%          1.40%
Portfolio turnover rate**                            242%              128%               64%            67%

(+) The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

   Net investment income (loss)                     1.53%             0.77%*            4.01%          4.28%
   Operating expenses                               3.97%             3.79%*            1.90%          1.98%


                        See Notes to Financial Statements                    53

FINANCIAL HIGHLIGHTS                                         [undiscovered
Fot a Share Outstanding Throughout the Periods               managers (TM) LOGO]


                                                                                    REIT FUND
                                          ------------------------------------------------------------------------------------------
                                          INSTITUTIONAL CLASS (4)          INVESTOR CLASS (3)                 C CLASS (9)
                                          ----------------------- ---------------------------------- -------------------------------
                                                PERIOD ENDED          YEAR ENDED       PERIOD ENDED    YEAR ENDED      PERIOD ENDED
                                               AUGUST 31, 1998      AUGUST 31, 2000  AUGUST 31, 1999 AUGUST 31, 2000 AUGUST 31, 1999
                                          ----------------------- ------------------ --------------- --------------- ---------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   12.50           $   11.18        $   10.13        $   11.17        $   11.19
Income from Investment Operations:
   Net investment income (loss)                      0.20                0.48             0.20             0.42             0.04
   Net realized and unrealized gain (loss)
     on investments                                 (2.06)               1.25             0.85             1.23            (0.06)
                                                ---------           ---------        ---------        ---------        ---------
   Total Income (Loss) from Investment
     Operations                                     (1.86)               1.73             1.05             1.65            (0.02)
                                                ---------           ---------        ---------        ---------        ---------
Less Distributions:
   Dividends from net investment income              0.00               (0.47)            0.00            (0.47)            0.00
   Distributions from capital gains                  0.00                0.00             0.00             0.00             0.00
                                                ---------           ---------        ---------        ---------        ---------
   Total Distributions                               0.00               (0.47)            0.00            (0.47)            0.00
                                                ---------           ---------        ---------        ---------        ---------
Net increase (decrease) in net asset value          (1.86)               1.26             1.05             1.18            (0.02)
                                                ---------           ---------        ---------        ---------        ---------
NET ASSET VALUE, END OF PERIOD                  $   10.64           $   12.44        $   11.18        $   12.35        $   11.17
                                                =========           =========        =========        =========        =========
TOTAL RETURN**                                     (14.88)%             16.77%           10.37%           16.06%           (0.18)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s)             $   9,122           $     388        $     509        $     375        $      20
Ratios to average net assets(+):
  Net investment income (loss)
     including reimbursement                         4.85%*              4.38%            3.97%*           3.71%            4.57%*
  Operating expenses
     including reimbursement                         1.40%*              1.75%            1.75%*           2.40%            2.21%*
Portfolio turnover rate**                              52%                 64%              67%              64%              67%

+    The operating expenses may reflect a
     reduction of the adviser fee, an
     allocation of expenses to the
     Investment Adviser, or both. Had such
     actions not been taken, the ratios
     would have been as follows:

  Net investment income (loss)                       1.63%*              3.75%            3.26%*           2.85%            3.68%*
  Operating expenses                                 4.62%*              2.38%            2.46%*           3.26%            3.10%*

----------

 *   Annualized

**   For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

(2)  The Fund commenced investment operations on December 28, 1998.

(3)  The Fund's Investor Class commenced investment operations on March 24,
     1999.

(4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

(5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

(6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

(7)  The Fund's Investor Class commenced investment operations on July 31, 1998.

(8)  The Fund's C Class commenced investment operations on June 21, 1999.

(9)  The Fund's C Class commenced investment operations on August 3, 1999.

(10) The Fund's C Class commenced investment operations on May 27, 1999.

(11) The Fund's C Class commenced investment operations on August 31, 1999.

(12) The Fund's C Class commenced investment operations on September 28, 1999.

(A)  Represents less than $0.005 per share.

(B) The Fund incurred dividend expense on securities sold short for the year ended August 31, 2000 and the period ended August 31, 1999. If the dividend expense had not been incurred, the ratio of operating expenses including reimbursement to average net assets for the year ended August 31,2000 would have been 2.00%. The ratio for the period ended August 31, 1999 would be unchanged.

(C) On December 22, 1999, the All Cap Value Fund ceased offering Investor Class shares and on December 28, 1999, all remaining shares were redeemed.

PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


54                      See Notes to Financial Statements

                                                             [undiscovered
                                                             managers (TM) LOGO]


                                                               SPECIAL SMALL CAP FUND
                                                ----------------------------------------------------
                                                               INSTITUTIONAL CLASS (5)
                                                ----------------------------------------------------
                                                  YEAR ENDED        YEAR ENDED         PERIOD ENDED
                                                AUGUST 31, 2000   AUGUST 31, 1999    AUGUST 31, 1998
                                                ---------------   ---------------    ---------------
NET ASSET VALUE, BEGINNING OF PERIOD              $    12.83         $    10.40          $    12.50
Income from Investment Operations:
   Net investment income (loss)                         0.06              (0.06)              (0.03)
   Net realized and unrealized gain (loss)
     on investments                                     1.20               2.49               (2.07)
                                                  ----------         ----------          ----------
   Total Income (Loss) from Investment
     Operations                                         1.26               2.43               (2.10)
                                                  ----------         ----------          ----------
Less Distributions:
   Dividends from net investment income                 0.00               0.00                0.00
   Distributions from capital gains                     0.00               0.00                0.00
                                                  ----------         ----------          ----------
   Total Distributions                                  0.00               0.00                0.00
                                                  ----------         ----------          ----------
Net increase (decrease) in net asset value              1.26               2.43               (2.10)
                                                  ----------         ----------          ----------
NET ASSET VALUE, END OF PERIOD                    $    14.09         $    12.83          $    10.40
                                                  ==========         ==========          ==========
TOTAL RETURN**                                          9.82%             23.37%             (16.80)%
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (IN 000S)               $   19,268         $   16,078          $   11,286
RATIOS TO AVERAGE NET ASSETS(+):
   Net investment income (loss)
     including reimbursement                            0.44%             (0.52)%             (0.51)%*
   Operating expenses
     including reimbursement                            1.20%              1.66%               1.70%*
Portfolio turnover rate**                                 60%                42%                  9%

+    The operating expenses may reflect a
     reduction of the adviser fee, an
     allocation of expenses to the
     Investment Adviser, or both. Had such
     actions not been taken, the ratios
     would have been as follows:

  Net investment income (loss)                          0.24%             (0.70)%             (3.13)%*
  Operating expenses                                    1.40%              1.84%               4.32%*


                                                                                  SMALL CAP VALUE FUND
                                            ---------------------------------------------------------------------------------------
                                                            INSTITUTIONAL CLASS (5)                           INVESTOR CLASS (7)
                                            ----------------------------------------------------  ---------------------------------
                                               YEAR ENDED         YEAR ENDED      PERIOD ENDED      YEAR ENDED        YEAR ENDED
                                             AUGUST 31, 2000    AUGUST 31, 1999  AUGUST 31, 1998  AUGUST 31, 2000   AUGUST 31, 1999
                                             ---------------    ---------------  ---------------  ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD             $    13.54         $    10.90      $    12.50        $    13.52       $    10.91
Income from Investment Operations:
   Net investment income (loss)                        0.00(A)           (0.01)           0.00(A)          (0.06)           (0.07)
   Net realized and unrealized gain (loss)
     on investments                                    1.61               2.72           (1.60)             1.61             2.74
                                                 ----------         ----------      ----------        ----------       ----------
   Total Income (Loss) from Investment
     Operations                                        1.61               2.71           (1.60)             1.55             2.67
                                                 ----------         ----------      ----------        ----------       ----------
Less Distributions:
   Dividends from net investment income                0.00              (0.02)           0.00              0.00            (0.01)
   Distributions from capital gains                   (0.18)             (0.05)           0.00             (0.18)           (0.05)
                                                 ----------         ----------      ----------        ----------       ----------
   Total Distributions                                (0.18)             (0.07)           0.00             (0.18)           (0.06)
                                                 ----------         ----------      ----------        ----------       ----------
Net increase (decrease) in net asset value             1.43               2.64           (1.60)             1.37             2.61
                                                 ----------         ----------      ----------        ----------       ----------
NET ASSET VALUE, END OF PERIOD                   $    14.97         $    13.54      $    10.90        $    14.89       $    13.52
                                                 ==========         ==========      ==========        ==========       ==========
TOTAL RETURN**                                        12.08%             24.89%         (12.80)%           11.65%           24.51%
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (IN 000S)              $   29,171         $   20,038      $   13,849        $    5,179       $      957
RATIOS TO AVERAGE NET ASSETS(+):
   Net investment income (loss)
     including reimbursement                           0.00%             (0.11)%          0.15%*           (0.48)%          (0.50)%
   Operating expenses
     including reimbursement                           1.40%              1.40%           1.40%*            1.75%            1.75%
Portfolio turnover rate**                                58%                56%             10%               58%              56%

+    The operating expenses may reflect a
     reduction of the adviser fee, an
     allocation of expenses to the
     Investment Adviser, or both. Had such
     actions not been taken, the ratios
     would have been as follows:

  Net investment income (loss)                        (0.50)%            (0.85)%         (3.32)%*          (1.10)%          (1.43)%
  Operating expenses                                   1.90%              2.14%           4.87%*            2.37%            2.68%



                    See Notes to Financial Statements                         55

FINANCIAL HIGHLIGHTS                                             [undiscovered
For a Share Outstanding Throughout the Periods              managers(TM) LOGO]


                                                                              SMALL CAP VALUE FUND
                                                          ---------------------------------------------------------
                                                          INVESTOR CLASS (7)                C CLASS (8)
                                                          ------------------    -----------------------------------
                                                           PERIOD ENDED           YEAR ENDED         PERIOD ENDED
                                                          AUGUST 31, 1998       AUGUST 31, 2000     AUGUST 31, 1999
                                                          ------------------    ---------------     ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $       13.45         $       13.51       $       13.86
Income from Investment Operations:
    Net investment income (loss)                                     0.00(A)              (0.17)              (0.03)
    Net realized and unrealized gain (loss)
     on investments                                                 (2.54)                 1.62               (0.32)
                                                            -------------         -------------       -------------
    Total Income (Loss) from Investment
     Operations                                                     (2.54)                 1.45               (0.35)
                                                            -------------         -------------       -------------
Less Distributions:
    Dividends from net investment income                             0.00                  0.00                0.00
Distributions from capital gains                                     0.00                 (0.18)               0.00
                                                            -------------         -------------       -------------
    Total Distributions                                              0.00                 (0.18)               0.00
                                                            -------------         -------------       -------------
Net increase (decrease) in net asset value                          (2.54)                 1.27               (0.35)
                                                            -------------         -------------       -------------
NET ASSET VALUE, END OF PERIOD                              $       10.91         $       14.78       $       13.51
                                                            =============         =============       =============

TOTAL RETURN**                                                     (18.88)%               10.91%              (2.53)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s)                         $          31         $         420       $         117
Ratios to average net assets(+):
    Net investment income (loss)
     including reimbursement                                         0.15%*               (1.23)%             (0.97)%*
    Operating expenses
     including reimbursement                                         1.40%*                2.40%               2.31%*
Portfolio turnover rate**                                              10%                   58%                 56%

+    The operating expenses may reflect
     a reduction of the adviser fee, an
     allocation of expenses to the Investment
     Adviser, or both. Had such actions not been
     taken, the ratios would have been as follows:
     Net investment income (loss)                                   (3.67)%*              (2.08)%             (2.19)%*
     Operating expenses                                              5.22%*                3.25%               3.53%*


                                                                              HIDDEN VALUE FUND
                                                          ---------------------------------------------------------
                                                                           INSTITUTIONAL CLASS (1)
                                                          ---------------------------------------------------------
                                                             YEAR ENDED           YEAR ENDED         PERIOD ENDED
                                                          AUGUST 31, 2000       AUGUST 31, 1999     AUGUST 31, 1998
                                                          ---------------       ---------------     ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $       12.48       $        9.76       $       12.50
Income from Investment Operations:
    Net investment income (loss)                                     0.11                0.06                0.03
    Net realized and unrealized gain (loss)
     on investments                                                  0.58                2.86               (2.77)
                                                            -------------       -------------       -------------
    Total Income (Loss) from Investment
     Operations                                                      0.69                2.92               (2.74)
                                                            -------------       -------------       -------------
Less Distributions:
    Dividends from net investment income                            (0.08)              (0.08)               0.00
Distributions from capital gains                                    (0.59)              (0.12)               0.00
                                                            -------------       -------------       -------------
    Total Distributions                                             (0.67)              (0.20)               0.00
                                                            -------------       -------------       -------------
Net increase (decrease) in net asset value                           0.02                2.72               (2.74)
                                                            -------------       -------------       -------------
NET ASSET VALUE, END OF PERIOD                              $       12.50       $       12.48       $        9.76
                                                            =============       =============       =============

TOTAL RETURN**                                                       5.99%              30.11%             (21.92)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s)                         $       5,381       $       1,628       $         925
Ratios to average net assets(+):
    Net investment income (loss)
     including reimbursement                                         1.10%               0.45%               0.58%*
    Operating expenses
     including reimbursement                                         1.30%               1.30%               1.30%*
Portfolio turnover rate**                                             112%                 74%                 74%

+    The operating expenses may reflect
     a reduction of the adviser fee, an
     allocation of expenses to the Investment
     Adviser, or both. Had such actions not been
     taken, the ratios would have been as follows:
     Net investment income (loss)                                   (1.45)%             (4.18)%            (15.16)%*
     Operating expenses                                              3.85 %              5.93%              17.04%*

----------

  *  Annualized

 ** For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

(2)  The Fund commenced investment operations on December 28, 1998.

(3)  The Fund's Investor Class commenced investment operations on March 24,
     1999.

(4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

(5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

(6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

(7)  The Fund's Investor Class commenced investment operations on July 31, 1998.

(8)  The Fund's C Class commenced investment operations on June 21, 1999.

(9)  The Fund's C Class commenced investment operations on August 3, 1999.

(10) The Fund's C Class commenced investment operations on May 27, 1999.

(11) The Fund's C Class commenced investment operations on August 31, 1999.

(12) The Fund's C Class commenced investment operations on September 28, 1999.

(A)  Represents less than $0.005 per share.

(B) The Fund incurred dividend expense on securities sold short for the year ended August 31, 2000 and the period ended August 31, 1999. If the dividend expense had not been incurred, the ratio of operating expenses including reimbursement to average net assets for the year ended August 31,2000 would have been 2.00%. The ratio for the period ended August 31, 1999 would be unchanged.

(C) On December 22, 1999, the All Cap Value Fund ceased offering Investor Class shares and on December 28, 1999, all remaining shares were redeemed.

PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


                        See Notes to Financial Statements                     56

                                                                     HIDDEN VALUE FUND                   ALL CAP VALUE FUND (C)
                                                    ---------------------------------------------------  ----------------------
                                                                     INVESTOR CLASS (7)                  INSTITUTIONAL CLASS (1)
                                                    ---------------------------------------------------  ----------------------
                                                      YEAR ENDED        YEAR ENDED       PERIOD ENDED         YEAR ENDED
                                                    AUGUST 31, 2000   AUGUST 31, 1999   AUGUST 31, 1998     AUGUST 31, 2000
                                                    ---------------   ---------------   ---------------  ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $     12.46       $      9.76       $     12.09        $     15.22
Income from Investment Operations:
  Net investment income (loss)                                 0.07              0.03              0.01               0.10
  Net realized and unrealized gain (loss)
     on investments                                            0.59              2.87             (2.34)              0.32
                                                        -----------       -----------       -----------        -----------
    Total Income (Loss) from Investment
     Operations                                                0.66              2.90             (2.33)              0.42
                                                        -----------       -----------       -----------        -----------
Less Distributions:
  Dividends from net investment income                        (0.05)            (0.08)             0.00              (0.17)
  Distributions from capital gains                            (0.59)            (0.12)             0.00               0.00
                                                        -----------       -----------       -----------        -----------
  Total Distributions                                         (0.64)            (0.20)             0.00              (0.17)
                                                        -----------       -----------       -----------        -----------
Net increase (decrease) in net asset value                     0.02              2.70             (2.33)              0.25
                                                        -----------       -----------       -----------        -----------
NET ASSET VALUE, END OF PERIOD                          $     12.48       $     12.46       $      9.76        $     15.47
                                                        ===========       ===========       ===========        ===========
TOTAL RETURN**                                                 5.71%            29.90%           (19.27)%             2.79%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s)                     $        24       $     1,667       $        40        $       654
Ratios to average net assets(+):
  Net investment income (loss)                                 0.14%             0.18%             0.58%*             0.67%
     including reimbursement
  Operating expenses
     including reimbursement                                   1.65%             1.63%             1.30%*             0.99%
Portfolio turnover rate**                                       112%               74%               74%                92%

+a reduction of the adviser fee, an
     allocation of expenses to the Investment
     Adviser, or both. Had such actions not been
     taken, the ratios would have been as follows:
     Net investment income (loss)                             (3.13)%           (4.45)%          (15.51)%*          (11.35)%
     Operating expenses                                        4.92%             6.26%            17.39%*            13.01%

                                                                                ALL CAP VALUE FUND (C)
                                                    ---------------------------------------------------------------------------
                                                                 INSTITUTIONAL CLASS (1)                      C CLASS (10)
                                                    ---------------------------------------------------  ----------------------
                                                      YEAR ENDED       PERIOD ENDED       YEAR ENDED        PERIOD ENDED
                                                    AUGUST 31, 1999   AUGUST 31, 1998   AUGUST 31, 2000     AUGUST 31, 1999
                                                    ---------------   ---------------   ---------------  ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $       11.53       $       12.50        $       15.18       $       15.45
Income from Investment Operations:
  Net investment income (loss)                                 0.08                0.06                (0.05)               0.00(A)
  Net realized and unrealized gain (loss)
     on investments                                            3.85               (1.03)                0.31               (0.27)
                                                      -------------       -------------        -------------       -------------
    Total Income (Loss) from Investment
     Operations                                                3.93               (0.97)                0.26               (0.27)
                                                      -------------       -------------        -------------       -------------
Less Distributions:
  Dividends from net investment income                        (0.24)               0.00                (0.08)               0.00
  Distributions from capital gains                             0.00                0.00                 0.00                0.00
                                                      -------------       -------------        -------------       -------------
  Total Distributions                                         (0.24)               0.00                (0.08)               0.00
                                                      -------------       -------------        -------------       -------------
Net increase (decrease) in net asset value                     3.69               (0.97)                0.18               (0.27)
                                                      -------------       -------------        -------------       -------------
NET ASSET VALUE, END OF PERIOD                        $       15.22       $       11.53        $       15.36       $       15.18
                                                      =============       =============        =============       =============
TOTAL RETURN**                                                34.33%              (7.76)%               1.72%              (1.75)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s)                   $         952       $         289        $          17       $          33
Ratios to average net assets(+):
  Net investment income (loss)                                 0.51%               0.95%*              (0.33)%              0.03%*
     including reimbursement
  Operating expenses
     including reimbursement                                   0.99%               0.99%*               1.99%               1.88%*
Portfolio turnover rate**                                        61%                 36%                  92%                 61%

+a reduction of the adviser fee, an
     allocation of expenses to the Investment
     Adviser, or both. Had such actions not been
     taken, the ratios would have been as follows:
     Net investment income (loss)                            (15.02)%            (41.18)%*            (24.48)%            (30.36)%*
     Operating expenses                                       16.52%              43.12%*              26.14%              32.27%*




                       See Notes to Financial Statements                      57

FINANCIAL HIGHLIGHTS                                          [undiscovered
                                                              managers(TM) LOGO]

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS


                                                                        CORE EQUITY FUND
                                                     -------------------------------------------------------
                                                                      INSTITUTIONAL CLASS(1)
                                                     -------------------------------------------------------
                                                       YEAR ENDED           YEAR ENDED         PERIOD ENDED
                                                     AUGUST 31, 2000     AUGUST 31, 1999     AUGUST 31, 1998
                                                     ---------------     ---------------     ---------------

NET ASSET VALUE, BEGINNING OF PERIOD                 $         15.33     $         12.75     $         12.50
Income from Investment Operations:
   Net investment income (loss)                                 0.16                0.14                0.05
   Net realized and unrealized gain (loss)
     on investments and foreign currency transactions          (0.56)               2.52                0.20
                                                     ---------------     ---------------     ---------------
    Total Income (Loss) from Investment
     Operations                                                (0.40)               2.66                0.25
                                                     ---------------     ---------------     ---------------
Less Distributions:
    Dividends from net investment income                       (0.16)              (0.08)               0.00
    Distributions from capital gains                            0.00                0.00                0.00
                                                     ---------------     ---------------     ---------------
    Total Distributions                                        (0.16)              (0.08)               0.00
                                                     ---------------     ---------------     ---------------
Net increase (decrease) in net asset value                     (0.56)               2.58                0.25
                                                     ---------------     ---------------     ---------------
NET ASSET VALUE, END OF PERIOD                       $         14.77     $         15.33     $         12.75
                                                     ===============     ===============     ===============
TOTAL RETURN**                                                 (2.67)%             20.92%               2.00%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s)                  $         4,788     $         4,562     $         1,295
Ratios to average net assets(+):
    Net investment income (loss)
     including reimbursement                                    1.08%               0.90%               1.18%*
    Operating expenses
     including reimbursement                                    0.99%               0.99%               0.99%*
Portfolio turnover rate**                                         34%                 15%                 46%

+  The operating expenses may reflect a
   reduction of the adviser fee, an
   allocation of expenses to the Investment
   Adviser, or both. Had such actions not
   been taken, the ratios would have been
   as follows:

   Net investment income (loss)                                (1.54)%             (1.25)%            (16.23)%*
   Operating expenses                                           3.61%               3.14%              18.40%*



                                                                        CORE EQUITY FUND
                                                        ----------------------------------------------------
                                                                         INVESTOR CLASS(7)
                                                        ----------------------------------------------------
                                                           YEAR ENDED        YEAR ENDED       PERIOD ENDED
                                                        AUGUST 31, 2000   AUGUST 31, 1999    AUGUST 31, 1998
                                                        ---------------   ---------------    ---------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $         15.31   $         12.75    $         14.75
Income from Investment Operations:
    Net investment income (loss)                                   0.11              0.08               0.01
   Net realized and unrealized gain (loss)
     on investments and foreign currency transactions             (0.57)             2.56              (2.01)
                                                        ---------------   ---------------    ---------------
    Total Income (Loss) from Investment
     Operations                                                   (0.46)             2.64              (2.00)
                                                        ---------------   ---------------    ---------------
Less Distributions:
    Dividends from net investment income                          (0.12)            (0.08)              0.00
    Distributions from capital gains                               0.00              0.00               0.00
                                                        ---------------   ---------------    ---------------
    Total Distributions                                           (0.12)            (0.08)              0.00
                                                        ---------------   ---------------    ---------------
Net increase (decrease) in net asset value                        (0.58)             2.56              (2.00)
                                                        ---------------   ---------------    ---------------
NET ASSET VALUE, END OF PERIOD                          $         14.73   $         15.31    $         12.75
                                                        ===============   ===============    ===============
TOTAL RETURN**                                                    (3.02)%           20.76%            (13.56)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s)                     $           784   $           580    $            43
Ratios to average net assets(+):
    Net investment income (loss)
     including reimbursement                                       0.72%             0.53%              1.18%*
    Operating expenses
     including reimbursement                                       1.34%             1.28%              0.99%*
Portfolio turnover rate**                                            34%               15%                46%

+ The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

   Net investment income (loss)                                   (2.82)%           (6.22)%           (16.58)%*
   Operating expenses                                              4.88%             8.03%             18.75%*


---------------------------------
  *  Annualized

 **  For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

(2)  The Fund commenced investment operations on December 28, 1998.

(3)  The Fund's Investor Class commenced investment operations on March 24,
     1999.

(4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

(5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

(6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

(7)  The Fund's Investor Class commenced investment operations on July 31, 1998.

(8)  The Fund's C Class commenced investment operations on June 21, 1999.

(9)  The Fund's C Class commenced investment operations on August 3, 1999.

(10) The Fund's C Class commenced investment operations on May 27, 1999.

(11) The Fund's C Class commenced investment operations on August 31, 1999.

(12) The Fund's C Class commenced investment operations on September 28, 1999.

(A)  Represents less than $0.005 per share.

(B) The Fund incurred dividend expense on securities sold short for the year ended August 31, 2000 and the period ended August 31, 1999. If the dividend expense had not been incurred, the ratio of operating expenses including reimbursement to average net assets for the year ended August 31,2000 would have been 2.00%. The ratio for the period ended August 31, 1999 would be unchanged.

(C) On December 22, 1999, the All Cap Value Fund ceased offering Investor Class shares and on December 28, 1999, all remaining shares were redeemed.

PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


58                        See Notes to Financial Statements



                                                                                                    INTERNATIONAL SMALL
                                                                 CORE EQUITY FUND                    CAP EQUITY FUND
                                                        ---------------------------------    ---------------------------------
                                                                   C CLASS(11)                     INSTITUTIONAL CLASS(6)
                                                        ---------------------------------    ---------------------------------
                                                          YEAR ENDED       PERIOD ENDED        YEAR ENDED       PERIOD ENDED
                                                        AUGUST 31, 2000   AUGUST 31, 1999    AUGUST 31, 2000   AUGUST 31, 1999
                                                        ---------------   ---------------    ---------------   ---------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $         15.21   $         15.31    $         15.13   $         12.50
Income from Investment Operations:
    Net investment income (loss)                                   0.06              0.00(A)           (0.15)            (0.02)
    Net realized and unrealized gain (loss)
     on investments and foreign currencey transactions            (0.51)            (0.10)              8.68              2.65
                                                        ---------------   ---------------    ---------------   ---------------
    Total Income (Loss) from Investment
     Operations                                                   (0.45)            (0.10)              8.53              2.63
                                                        ---------------   ---------------    ---------------   ---------------
Less Distributions:
    Dividends from net investment income                          (0.10)             0.00               0.00              0.00
    Distributions from capital gains                               0.00              0.00              (0.20)             0.00
                                                        ---------------   ---------------    ---------------   ---------------
    Total Distributions                                           (0.10)             0.00              (0.20)             0.00
                                                        ---------------   ---------------    ---------------   ---------------
Net increase (decrease) in net asset value                        (0.55)            (0.10)              8.33              2.63
                                                        ---------------   ---------------    ---------------   ---------------
NET ASSET VALUE, END OF PERIOD                          $         14.66   $         15.21    $         23.46   $         15.13
                                                        ===============   ===============    ===============   ===============
TOTAL RETURN**                                                    (3.58)%           (0.65)%            56.70%            21.04%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s)                     $            59   $             5    $        20,977   $         6,768
Ratios to average net assets(+):
    Net investment income (loss)
     including reimbursement                                       0.42%            (0.88)%*           (0.65)%           (0.22)%*
    Operating expenses
     including reimbursement                                       1.99%             1.99%*             1.60%             1.60%*
Portfolio turnover rate**                                            34%               15%                20%               52%
                                                        ---------------   ---------------    ---------------   ---------------



+  The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
   Had such actions not been taken, the ratios would have been as follows:


                                                                  (4.82)%           (1.84)%*           (1.23)%           (2.35)%*
                                                                   7.23%              2.95%*            2.18%             3.73%*





                                                                             INTERNATIONAL
                                                                              EQUITY FUND
                                                         ---------------------------------------------------
                                                               INSTITUTIONAL CLASS(6)           C CLASS(12)
                                                         ---------------------------------   ---------------
                                                           YEAR ENDED       PERIOD ENDED      PERIOD ENDED
                                                         AUGUST 31, 2000   AUGUST 31, 1999   AUGUST 31, 2000
                                                         ---------------   ---------------   ---------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $         14.13   $         12.50   $         14.21
Income from Investment Operations:
    Net investment income (loss)                                    0.00(A)           0.09             (0.14)
    Net realized and unrealized gain (loss)
     on investments and foreign currencey transactions              3.99              1.54              3.89
                                                         ---------------   ---------------   ---------------
    Total Income (Loss) from Investment
     Operations                                                     3.99              1.63              3.75
                                                         ---------------   ---------------   ---------------
Less Distributions:
    Dividends from net investment income                           (0.25)             0.00             (0.25)
    Distributions from capital gains                                0.00              0.00              0.00
                                                         ---------------   ---------------   ---------------
    Total Distributions                                            (0.25)             0.00             (0.25)
                                                         ---------------   ---------------   ---------------
Net increase (decrease) in net asset value                          3.74              1.63              3.50
                                                         ---------------   ---------------   ---------------
NET ASSET VALUE, END OF PERIOD                           $         17.87   $         14.13   $         17.71
                                                         ===============   ===============   ===============
TOTAL RETURN**                                                     28.26%            13.04%            26.40%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s)                      $        16,427   $         5,566   $           121
Ratios to average net assets(+):
    Net investment income (loss)
     including reimbursement                                       (0.02)%            1.08%*           (0.83)%*
    Operating expenses
     including reimbursement                                        1.45%             1.45%*            2.45%*
Portfolio turnover rate**                                             24%               10%               24%
                                                         ---------------   ---------------   ---------------



+  The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
   Had such actions not been taken, the ratios would have been as follows:


                                                                   (0.92)%           (1.07)%*          (2.37)%*
                                                                    2.35%             3.60%*            3.99%*

---------------------------------
  *  Annualized

 **  For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

(2)  The Fund commenced investment operations on December 28, 1998.

(3)  The Fund's Investor Class commenced investment operations on March 24,
     1999.

(4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

(5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

(6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

(7)  The Fund's Investor Class commenced investment operations on July 31, 1998.

(8)  The Fund's C Class commenced investment operations on June 21, 1999.

(9)  The Fund's C Class commenced investment operations on August 3, 1999.

(10) The Fund's C Class commenced investment operations on May 27, 1999.

(11) The Fund's C Class commenced investment operations on August 31, 1999.

(12) The Fund's C Class commenced investment operations on September 28, 1999.

(A)  Represents less than $0.005 per share.

(B) The Fund incurred dividend expense on securities sold short for the year ended August 31, 2000 and the period ended August 31, 1999. If the dividend expense had not been incurred, the ratio of operating expenses including reimbursement to average net assets for the year ended August 31,2000 would have been 2.00%. The ratio for the period ended August 31, 1999 would be unchanged.

(C) On December 22, 1999, the All Cap Value Fund ceased offering Investor Class shares and on December 28, 1999, all remaining shares were redeemed.

PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.





                                                                              59
                       See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS                                [undiscovered
 ............August 31, 2000                                  managers(TM) LOGO]





1. ORGANIZATION

Undiscovered Managers Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of August 31, 2000, the Trust consisted of eleven separately managed portfolios advised by Undiscovered Managers, LLC (the "Adviser"). The accompanying financial statements and financial highlights are those of Undiscovered Managers Behavioral Growth Fund ("Behavioral Growth Fund"), Undiscovered Managers Behavioral Value Fund ("Behavioral Value Fund"), Undiscovered Managers Behavioral Long/Short Fund ("Behavioral Long/Short Fund"), Undiscovered Managers REIT Fund ("REIT Fund"), Undiscovered Managers Special Small Cap Fund ("Special Small Cap Fund"), Undiscovered Managers Small Cap Value Fund ("Small Cap Value Fund"), Undiscovered Managers Hidden Value Fund ("Hidden Value Fund"), Undiscovered Managers All Cap Value Fund ("All Cap Value Fund"), Undiscovered Managers Core Equity Fund ("Core Equity Fund"), UM International Small Cap Equity Fund ("International Small Cap Equity Fund") and UM International Equity Fund ("International Equity Fund"), each a "Fund", and collectively, the "Funds". Each Fund is a diversified fund except for Special Small Cap Fund and REIT Fund, which are non-diversified.

Behavioral Growth Fund, REIT Fund, Small Cap Value Fund and Core Equity Fund are authorized to issue three classes of shares (Institutional Class shares, Investor Class shares and C Class shares). Behavioral Value Fund, Behavioral Long/Short Fund, Special Small Cap Fund and International Small Cap Equity Fund are authorized to issue only Institutional Class shares. Hidden Value Fund offers only Institutional and Investor Class shares, and All Cap Value Fund and International Equity Fund offer only Institutional and C Class shares. Each share of a particular Fund represents an interest in the assets of the relevant Fund and has identical dividend, liquidation and other rights as the other shares of the Fund. Each share of a Fund has one vote, with fractional shares voting proportionally. All Trust shares are entitled to vote and will vote together irrespective of Fund or class. When the right of a particular Fund or class would be adversely affected by the vote, a separate vote of that Fund or class will be required to decide the question. Each class of shares bears its own proportional share of fund level expenses with the Investor Class and C Class shares bearing a service and distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures . Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Domestic and foreign investments in securities (including securities sold short) which are traded on a recognized stock exchange or on the NASDAQ National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, or in the case of over-the-counter securities not traded on a recognized stock exchange or on the NASDAQ National Market System, at the last bid price (last ask price for securities sold short). Short-term obligations that mature in sixty days or less are valued at amortized cost, which approximates market value. All other securities for which market quotations are not readily available (including restricted securities, if any) and all other assets are appraised at their fair value as determined in good faith by the Board of Trustees of the Trust (the "Board"), although the actual calculations may be made by persons acting pursuant to the direction of the Board.

Securities Sold Short: The Behavioral Long/Short Fund may enter into short sales. A short sale involves selling a security which the Fund does not own. This requires the borrowing of shares from a broker. The proceeds received for

NOTES TO FINANCIAL STATEMENTS(CONTINUED)                     [undiscovered
 ............August 31, 2000                                  managers(TM) LOGO]




short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date.

The Fund is required to establish a margin account with the broker lending the security short. While the short sale is outstanding, the broker retains the proceeds of the short sale. This interest-bearing amount is shown as a deposit with the broker for securities sold short in the financial statements. As collateral for the securities sold short, the Fund must maintain an account consisting of cash and/or securities having a value at least equaling the current market value of such securities sold short.

Foreign Currency Translation: The books and records of each Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities for the International Small Cap Equity Fund and International Equity Fund are translated into U.S. dollars at the exchange rates prevailing at the end of each business day, and purchases and sales of investment securities, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Unrealized gains and losses on investments, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in net unrealized appreciation/(depreciation) on investments. Net realized and unrealized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses occurring between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of each Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Forward Foreign Currency Exchange Contracts: The International Small Cap Equity Fund and International Equity Fund may participate in forward currency exchange contracts, but such participation will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of the default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method on the date that security is sold. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to distribute substantially all of its net investment income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains.

NOTES TO FINANCIAL STATEMENTS(CONTINUED)                     [undiscovered
 ............August 31, 2000                                  managers(TM) LOGO]




Classes: For each Fund, any class-specific expenses are borne by the relevant class. Income, non-class specific expenses and realized and unrealized gains (losses) are allocated to the respective classes on the basis of relative net assets.

Expenses: The Trust accounts separately for the assets, liabilities, and operations of each Fund. Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated based upon the relative net assets of each Fund.

Cash: The Funds' uninvested cash balances are swept daily into interest-bearing accounts at the custodial bank.

Organization Costs: Organization costs are being amortized on a straight-line basis over five years for Behavioral Growth Fund, REIT Fund, Special Small Cap Fund, Small Cap Value Fund, Hidden Value Fund, All Cap Value Fund and Core Equity Fund.

Repurchase Agreements: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal to 102% of the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. The value of the collateral is monitored daily.

3. INVESTMENT ADVISORY, SUB-ADVISORY, ADMINISTRATION AND OTHER FEES

For each Fund, the Trust and the Adviser are parties to a management agreement under which the Adviser provides services for a fee, computed daily and paid at least quarterly, at the following annual percentage rates based on the average daily net assets of each Fund: 0.95% for the Behavioral Growth Fund, 1.05% for the Behavioral Value Fund, 1.55% for the Behavioral Long/Short Fund, 1.05% for the REIT Fund, 0.65% to 1.65% (depending on the investment performance of the Fund) for the Special Small Cap Fund, 1.05% for the Small Cap Value Fund, 0.95% for the Hidden Value Fund, 0.74% for the All Cap Value Fund, 0.74% for the Core Equity Fund, 1.15% for the International Small Cap Equity Fund and 0.95% for the International Equity Fund; provided however, with respect to the Special Small Cap Fund, prior to December 30, 1998, its annual advisory fee rate was 1.15%.

After December 29, 1998, the advisory fee rate for the Special Small Cap Fund began to vary depending on the investment performance of the Fund. The applicable fee rate is determined by adding to (or subtracting from) 1.15%, one-fifth of the number of basis points by which the total return of the Fund (excluding expenses) during the one-year period ending at the end of a calendar quarter exceeds (or falls short of) the total return of the Russell 2000 Index during the one-year period ending at the end of such quarter. The advisory fee rate will not exceed the annual rate of 1.65% nor be less than the annual rate of 0.65%. For the year ended August 31, 2000, the advisory fee was accrued at the rate of 0.65%.

The Adviser has contractually agreed to reduce its management fees and pay the expenses of each Fund's Institutional Class, Investor Class and C Class shares in order to limit such class's expenses (exclusive of brokerage costs, interest, taxes, dividends on securities sold short, if any, and extraordinary expenses) to the following annual percentage rates of the average daily net assets of such Fund's Institutional Class, Investor Class and C Class shares, respectively, subject to

NOTES TO FINANCIAL STATEMENTS(CONTINUED)                     [undiscovered
 ............August 31, 2000                                  managers(TM) LOGO]




the obligation of each class of a Fund to repay the Adviser such class's deferred fees and expenses in future years, if any, when such class's expenses (exclusive of brokerage costs, interest, taxes, dividends on securities sold short, if any, and extraordinary expenses), fall below the stated percentage rate, but only to the extent that such repayment would not cause such class's expenses (exclusive of brokerage costs, interest, taxes, dividends payable with respect to securities sold short, if any, and extraordinary expenses) in any such future year to exceed the stated percentage rate, and provided that such class is not obligated to repay any such deferred fees and expenses more than three years after the end of the fiscal year in which they were incurred (for expenses incurred prior to December 28, 1999, the Fund's repayment obligations extended until two years after the end of the fiscal year in which the expenses were incurred): 1.30%, 1.65% and 2.30% for the Behavioral Growth Fund's Institutional Class, Investor Class and C Class shares, respectively; 1.40% for the Behavioral Value Fund's Institutional Class shares; 2.00% for the Behavioral Long/Short Fund's Institutional Class shares; 1.40%, 1.75% and 2.40% for the REIT Fund's Institutional Class, Investor Class and C Class shares, respectively; the sum of 0.55% plus the advisory fee rate for the year in question for the Special Small Cap Fund's Institutional Class shares; 1.40%, 1.75% and 2.40% for the Small Cap Value Fund's Institutional Class, Investor Class and C Class shares, respectively; 1.30% and 1.65% for the Hidden Value Fund's Institutional Class and Investor Class shares, respectively; 0.99% and 1.99% for the All Cap Value Fund's Institutional Class and C Class shares, respectively; 0.99%, 1.34% and 1.99% for the Core Equity Fund's Institutional Class, Investor Class and C Class shares, respectively; 1.60% for the International Small Cap Equity Fund's Institutional Class shares; and 1.45% and 2.45% for the International Equity Fund's Institutional Class and C Class shares, respectively. Prior to December 29, 1998, the Special Small Cap Fund's maximum stated percentage rate was 1.70%.

For the year ended August 31, 2000, the Adviser reduced its fees and bore expenses pursuant to this contractual obligation in the aggregate amounts of $78,563, $26,346, $22,108, $28,694, $17,981, $29,174, $21,693, $30,120, $30,071,
$25,140 and $27,066 for the Behavioral Growth Fund, the Behavioral Value Fund, the Behavioral Long/Short Fund, the REIT Fund, the Special Small Cap Fund, the Small Cap Value Fund, the Hidden Value Fund, the All Cap Value Fund, the Core Equity Fund, the International Small Cap Equity Fund and the International Equity Fund, respectively, of which such amounts are subject to recoupment through the end of the Trust's fiscal year ending August 31, 2002. The Adviser also reduced its fees and bore expenses pursuant to this contractual obligation in the aggregate amounts of $215,529, $73,171, $45,440, $126,075, $16,561,
$113,931, $77,707, $73,657, $101,724, $55,354, and $79,639 for the Behavioral
Growth Fund, the Behavioral Value Fund, the Behavioral Long/Short Fund, the REIT Fund, the Special Small Cap Fund, the Small Cap Value Fund, the Hidden Value Fund, the All Cap Value Fund, the Core Equity Fund, the International Small Cap Equity Fund and the International Equity Fund, respectively, of which such amounts are subject to recoupment through the end of the Trust's fiscal year ending August 31, 2003.

The Adviser has entered into various sub-advisory agreements pursuant to which the Adviser shall pay each sub-adviser an annual fee at the following rates:


                                                                            FEE RATE AS % OF FUND'S
FUND                                     SUB-ADVISER                        AVERAGE DAILY NET ASSETS
----                                     -----------                        ------------------------
Behavioral Growth Fund                   Fuller & Thaler Asset              0.60% of the first $200 million
                                         Management, Inc.                   0.55% of the next $100 million
                                                                            0.50% in excess of $300 million

Behavioral Value Fund                    Fuller & Thaler Asset              0.70% of the first $200 million
                                         Management, Inc.                   0.65% of the next $100 million
                                                                            0.60% in excess of $300 million

NOTES TO FINANCIAL STATEMENTS(CONTINUED)                     [undiscovered
 ............August 31, 2000                                  managers(TM) LOGO]



                                                                          FEE RATE AS % OF FUND'S
FUND                                SUB-ADVISER                           AVERAGE DAILY NET ASSETS
----                                -----------                           ------------------------
Behavioral Long/Short Fund          Fuller & Thaler Asset                 1.20% of the first $200 million
                                    Management, Inc.                      1.15% of the next $100 million
                                                                          1.10% in excess of $300 million

REIT Fund                           Bay Isle Financial Corporation        0.70% of the first $200 million
                                                                          0.65% of the next $100 million
                                                                          0.60% in excess of $300 million

Special Small Cap Fund              Kestrel Investment                    0.30% - 1.30%*
                                    Management Corporation

Small Cap Value Fund                J.L. Kaplan Associates, LLC           0.70% of the first $200 million
                                                                          0.65% of the next $100 million
                                                                          0.60% in excess of $300 million

Hidden Value Fund                   J.L. Kaplan Associates, LLC           0.60% of the first $200 million
                                                                          0.55% of the next $100 million
                                                                          0.50% in excess of $300 million

All Cap Value Fund                  E.R. Taylor Investments, Inc.         0.40% of the first $200 million
                                                                          0.35% of the next $100 million
                                                                          0.30% in excess of $300 million

Core Equity Fund                    Waite & Associates, LLC               0.40% of the first $200 million
                                                                          0.35% of the next $100 million
                                                                          0.30% in excess of $300 million

International Small Cap             Unibank Securities, Inc.              0.80% of the first $200 million
Equity Fund                                                               0.75% of the next $100 million
                                                                          0.70% in excess of $300 million

International Equity Fund           Unibank Securities, Inc.              0.60% of the first $200 million
                                                                          0.55% of the next $100 million
                                                                          0.50% in excess of $300 million


* Sub-advisory fee rate for the Special Small Cap Fund varies depending on the investment performance of the Fund. Prior to December 30, 1998, however, the annual fee rate was 0.80%.

NOTES TO FINANCIAL STATEMENTS(CONTINUED)                     [undiscovered
 ............August 31, 2000                                  managers(TM) LOGO]




The Trust and the Adviser have entered into an Administrative Services Agreement, pursuant to which the Adviser has agreed to provide each Fund all administrative services. Under the Administrative Services Agreement, each Fund pays the Adviser a monthly fee at the annual rate of 0.25% of the Fund's average net asset value.

The Trust has adopted a Service and Distribution Plan with respect to its Investor Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Investor Class 12b-1 Plan"). Under the Investor Class 12b-1 Plan, the Trust may pay fees as compensation for any or all of the following: (i) engaging in activities or bearing expenses primarily intended to result in the sale of Investor Class shares of the Trust, (ii) providing services relating to the Investor Class shares of the Trust (which would be in addition to any general services provided to a Fund as a whole) and (iii) providing additional personal services to the Trust's Investor Class shareholders and/or for the maintenance of Investor Class shareholder accounts. On an annual basis, the aggregate amount of fees under the Investor Class 12b-1 Plan with respect to each Fund authorized to issue Investor Class shares will not exceed 0.35% of the Fund's average daily net assets attributable to its Investor Class shares.

The Trust has also adopted a Service and Distribution Plan with respect to its C Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "C Class 12b-1 Plan"). Under the C Class 12b-1 Plan, the Trust may pay fees as compensation for any or all of the following: (i) engaging in activities or bearing expenses primarily intended to result in the sale of C Class shares of the Trust and (ii) providing additional personal services to the Trust's C Class shareholders and/or for the maintenance of C Class shareholder accounts. On an annual basis, the aggregate amount of fees under the C Class 12b-1 Plan with respect to each Fund authorized to issue C Class shares will not exceed 1.00% of the Fund's average daily net assets attributable to its C Class shares.

Prior to its implementation of the Investor Class 12b-1 Plan, each Fund authorized to issue Investor Class shares, except the REIT Fund, had a Shareholder Servicing Plan relating to such shares (the "Shareholder Servicing Plan"). Pursuant to the Shareholder Servicing Plan, the Trust, on behalf of the Investor Class shares of each Fund, paid to the Adviser, as the shareholder servicing agent of the Investor Class shares of the Funds, or such other entity as from time to time acts as the shareholder servicing agent of such Investor Class shares (the "Servicing Agent"), a fee for services rendered and expenses borne by the Servicing Agent in connection with the provision of certain services provided to Investor Class shareholders, at an annual rate not to exceed 0.35% of a Fund's average daily net assets attributable to such Fund's Investor Class shares.

The Bank of New York is the custodian for all the Funds except for the Behavioral Long/Short Fund. The Behavioral Long/Short Fund's custodian is Custodial Trust Company. Provident Distributors, Inc. acts as the distributor for the Funds. Prior to November 30, 1999, the distributor for the Funds was First Data Distributors, Inc.

For the year ended August 31, 2000, International Small Cap Equity Fund and International Equity Fund executed portfolio transactions through an affiliate of the Sub-Adviser to the Funds, however, no commissions were paid.

4. DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to all Funds, dividends from net investment income, if any, are distributed annually and net realized capital gains from investment transactions, if any, are normally distributed to shareholders annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Trustees of the Trust. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and capital gain distributions are determined in accordance with income tax requirements which may differ from generally accepted accounting principles. To the extent the differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These reclassifications have no effect upon net assets or net asset values.

NOTES TO FINANCIAL STATEMENTS(CONTINUED)                     [undiscovered
 ............August 31, 2000                                  managers(TM) LOGO]



For the year ended August 31, 2000, differences in book and tax accounting have been reclassified to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

                                      INCREASE/       INCREASE/(DECREASE)  INCREASE/(DECREASE)
                                     (DECREASE)        UNDISTRIBUTED NET       ACCUMULATED
FUND                               PAID-IN-CAPITAL     INVESTMENT INCOME   REALIZED GAIN/(LOSS)
----                               ---------------    -------------------  -------------------
Behavioral Growth Fund             $    (2,068,365)     $     2,068,365                  --
Behavioral Value Fund                           --               36,709     $       (36,709)
Behavioral Long/Short Fund                      --                   --                  --
REIT Fund                                   (4,633)               4,633                  --
Special Small Cap Fund                      (4,633)               4,633                  --
Small Cap Value Fund                        (9,328)              17,269              (7,941)
Hidden Value Fund                           (4,633)               4,570                  63
All Cap Value Fund                          (4,633)               4,633                  --
Core Equity Fund                            (4,633)               4,633                  --
International Small Cap
     Equity Fund                                --               92,348             (92,348)
International Equity Fund                  (86,091)              52,486              33,605

5. TRUSTEES' COMPENSATION

Certain officers of the Trust are also officers and directors of the Adviser. The Trust does not compensate its officers or its Trustees who are affiliated with the Adviser. The Trust pays each unaffiliated trustee an annual retainer of $10,000. Each unaffiliated Trustee may elect not to receive such fees on a current basis but to receive in a subsequent period an amount equal to the value that would have resulted had the fees been invested in one or more of the Funds (selected in advance by the Trustee) on the normal payment date for such fees. The Trust did not compensate any officer of the Trust during the Trust's year ended August 31, 2000.

6. INVESTMENT TRANSACTIONS

Aggregate purchases and proceeds from sales of investment securities (other than U.S. Government Obligations and short-term investments) for the year ended August 31, 2000 were:

FUND                                          AGGREGATE PURCHASES    PROCEEDS FROM SALES
----                                          -------------------    -------------------
Behavioral Growth Fund                          $   315,691,945        $   177,224,098
Behavioral Value Fund                                17,687,839              5,452,231
Behavioral Long/Short Fund                            9,372,000             13,289,558
Behavioral Long/Short Fund - Short Sales             13,337,707              9,144,247
REIT Fund                                            37,333,583             19,143,547
Special Small Cap Fund                               12,975,283             10,527,190
Small Cap Value Fund                                 25,671,558             15,036,764
Hidden Value Fund                                     5,662,521              3,676,490
All Cap Value Fund                                      718,121                951,551
Core Equity Fund                                      1,926,416              1,542,151
International Small Cap Equity Fund                  12,674,847              2,439,026
International Equity Fund                            11,594,818              2,671,594

NOTES TO FINANCIAL STATEMENTS(CONTINUED)                     [undiscovered
 ............August 31, 2000                                  managers(TM) LOGO]



The aggregate gross unrealized appreciation and depreciation and net unrealized appreciation (depreciation) for all securities, net of securities sold short, as computed on a federal income tax basis, at August 31, 2000, for each Fund were as follows:

FUND                                               TAX COST             APPRECIATION        (DEPRECIATION)        NET APP. (DEP)
----                                            -------------           -------------       --------------        --------------
Behavioral Growth Fund                          $ 219,571,094           $  71,078,731        $ (13,704,100)        $  57,374,631
Behavioral Value Fund                              15,638,714               4,728,156           (1,155,979)            3,572,177
Behavioral Long/Short Fund                          7,687,247(1)              846,103             (529,173)              316,930
REIT Fund                                          40,029,447               4,953,372             (238,913)            4,714,459
Special Small Cap Fund                             18,907,673               2,395,857           (1,916,582)              479,275
Small Cap Value Fund                               31,032,097               4,956,999           (3,585,875)            1,371,124
Hidden Value Fund                                   5,336,143                 316,526             (460,478)             (143,952)
All Cap Value Fund                                    558,084                 108,462              (22,511)               85,951
Core Equity Fund                                    4,987,633                 646,086             (474,067)              172,019
International Small Cap Equity Fund                17,156,568               4,950,580           (1,746,318)            3,204,262
International Equity Fund                          14,858,328               1,926,049           (1,095,859)              830,190

----------

(1) Includes securities cost basis of $3,875,970 and securities sold short cost basis of $3,811,277.

7. CONCENTRATION OF RISK

Small Companies: All of the Funds may invest in companies with relatively small market capitalizations. Several of the Funds will invest primarily in such companies. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

Real Estate Investment Trusts: The REIT Fund invests primarily in shares of companies in the real estate sector. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

Foreign Securities: The International Equity and International Small Cap Equity Funds invest primarily in foreign securities. Investments in foreign securities present risks not typically associated with investments in comparable securities of U.S. issuers. These risks include re-valuation of currencies and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Additionally, there may be less available information about a foreign corporate or government issuer, securities of many foreign companies, governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

NOTES TO FINANCIAL STATEMENTS(CONTINUED)                     [undiscovered
 ............August 31, 2000                                  managers(TM) LOGO]


8. CAPITAL LOSS CARRYFORWARDS

For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of August 31, 2000, which are available to offset future capital gains, if any:

FUND                                                                         LOSSES DEFERRED             YEAR OF EXPIRATION
----                                                                         ---------------             ------------------
Behavioral Long/Short Fund                                                        $  356,181                           2008
REIT Fund                                                                            343,192                           2007
                                                                                   1,071,379                           2008
All Cap Value Fund                                                                    11,129                           2007
                                                                                      34,002                           2008
Core Equity Fund                                                                       7,491                           2007
                                                                                      52,381                           2008

9. SUBSEQUENT EVENTS

On August 2, 2000, the Trustees approved a resolution that actions be taken to cease the sale of Investor Class Shares of Hidden Value Fund. On September 14, 2000, the Trustees approved a resolution that actions be taken to cease the sale of shares of All Cap Value Fund and the investment activity of the Fund. Effective October 20, 2000, Investor Class of Shares of Core Equity Fund were no longer offered.

10. FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Funds designated the following as long-term capital gain dividends during the fiscal year ended August 31, 2000.

                                                                          LONG-TERM CAPITAL
FUND                                                                      GAINS DESIGNATED
----                                                                      -----------------
Behavioral Growth Fund                                                    $       9,834,109
Behavioral Value Fund                                                                40,609
Hidden Value Fund                                                                    40,170
International Equity Fund                                                           728,497
International Small Cap Equity Fund                                                 173,957
Small Cap Value Fund                                                                391,627
Special Small Cap Fund                                                            1,021,681

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                                                             managers(TM) LOGO]





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

                          INDEPENDENT AUDITORS' REPORT


The Trustees and Shareholders of
Undiscovered Managers Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, Undiscovered Managers Behavioral Long/Short Fund, Undiscovered Managers REIT Fund, Undiscovered Managers Special Small Cap Fund, Undiscovered Managers Small Cap Value Fund, Undiscovered Managers Hidden Value Fund, Undiscovered Managers All Cap Value Fund, Undiscovered Managers Core Equity Fund, UM International Small Cap Equity Fund, and UM International Equity Fund (the "Funds") of Undiscovered Managers Funds (the "Trust"), as of August 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for the periods presented, and the statement of cash flows for Undiscovered Managers Behavioral Long/Short Fund for the year ended August 31, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodians and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2000, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for the periods presented, and the cash flows of Undiscovered Managers Behavioral Long/Short Fund for the year ended August 31, 2000, in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP
New York, New York
October 23, 2000

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                                                             managers(TM) LOGO]




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


                                                             [undiscovered
                                                             managers(TM) LOGO]






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



                                                             [undiscovered
                                                             managers(TM) LOGO]

                                  HOW TO REACH


                         [undiscovered managers(TM) LOGO]


         BY PHONE

         CLIENT SERVICES,
         GENERAL INFORMATION OR
         TO OBTAIN A PROSPECTUS....................(888) 242-3514 (toll-free)

         ACCOUNT INFORMATION.......................(800) 667-1224 (toll-free)

           A REGISTERED REPRESENTATIVE OF UNDISCOVERED MANAGERS CAN BE
                        REACHED FROM 7:30 AM - 7:00 PM CT

         BY FAX....................................   (214) 999-7201

         BY MAIL......................      700 NORTH PEARL STREET, SUITE 1700
                                                              DALLAS, TX 75201

         BY E-MAIL....................        INVEST@UNDISCOVEREDMANAGERS.COM


                          WWW.UNDISCOVEREDMANAGERS.COM

                           UNDISCOVERED MANAGERS FUNDS
                             700 NORTH PEARL STREET
                                   SUITE 1700
                               DALLAS, TEXAS 75201
                                 (888) 242-3514



                          www.undiscoveredmanagers.com